UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-3651
                                   ---------------------------------------------

                           Touchstone Strategic Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                303 Broadway, Suite 1100, Cincinnati, Ohio 45202
--------------------------------------------------------------------------------
         (Address of principal executive offices)             (Zip code)

       Jill T. McGruder, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202
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                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (513) 362-8000
                                                   -----------------------------

Date of fiscal year end:   3/31/07
                         ------------------

Date of reporting period:  3/31/07
                         ------------------

      Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

      A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

Annual Report


                                                                  March 31, 2007
--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------

Touchstone Diversified Small Cap Growth Fund

Touchstone Growth Opportunities Fund

Touchstone Large Cap Core Equity Fund

Touchstone Large Cap Growth Fund

Touchstone Large Cap Value Fund

Touchstone Micro Cap Growth Fund

Touchstone Mid Cap Growth Fund

Touchstone Small Cap Growth Fund

[LOGO] TOUCHSTONE
       INVESTMENTS

TABLE OF CONTENTS
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                                                                            Page
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Letter from the President                                                      3
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Management's Discussion of Fund Performance                                 4-22
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Tabular Presentation of Portfolios of Investments                          23-24
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Statements of Assets and Liabilities                                       25-28
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Statements of Operations                                                   29-30
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Statements of Changes in Net Assets                                        31-34
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Financial Highlights                                                       35-54
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Notes to Financial Statements                                              55-71
--------------------------------------------------------------------------------
Portfolios of Investments:
--------------------------------------------------------------------------------
      Diversified Small Cap Growth Fund                                    72-74
--------------------------------------------------------------------------------
      Growth Opportunities Fund                                            75-78
--------------------------------------------------------------------------------
      Large Cap Core Equity Fund                                           79-80
--------------------------------------------------------------------------------
      Large Cap Growth Fund                                                81-83
--------------------------------------------------------------------------------
      Large Cap Value Fund                                                 84-85
--------------------------------------------------------------------------------
      Micro Cap Growth Fund                                                86-89
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      Mid Cap Growth Fund                                                 90-95
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      Small Cap Growth Fund                                               96-100
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Report of Independent Registered Public Accounting Firm                      101
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Other Items                                                              102-110
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Management of the Trust                                                  111-114
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                                       2

LETTER FROM THE PRESIDENT
--------------------------------------------------------------------------------

Dear Fellow Shareholder,

We are pleased to provide you with the Touchstone Strategic Trust Annual Report. Inside you will find key financial information and manager commentaries for the twelve months ended March 31, 2007.

During the year, the effect of the Federal Reserve's fiscal tightening took hold as interest rates "inverted," meaning short-term rates moved higher than long-term rates. The effects of the inversion were stricter lending requirements throughout the financial system and a general softening in speculative returns.

Equity markets posted generally positive results. Large-cap stocks continued to outperform small- and mid-cap stocks. Value indexes outperformed growth by a wide margin across all capitalizations. After a sharp but shallow correction in the late spring, equities generally treaded water until late fall. Then a sharp rally ensued through the end of 2006, and prices held at this higher level through the first quarter of 2007.

Concerns over credit risk in sub-prime mortgages grew as the period ended, leading to higher volatility in equity markets. New Century Financial was the harbinger of trouble when its sub-prime portfolio revealed much higher delinquency rates than expected and the company was forced to file for bankruptcy. However, fears of widespread credit defaults were not realized as our robust financial system accommodated this new risk.

When we examine where the financial markets may be headed in the year to come, we continue to believe that diversification is key to balancing risk and return. We recommend that you utilize a sound asset allocation strategy that invests in a mix of stock, bond and money market mutual funds.

Touchstone is committed to providing investors access to proven institutional money managers who act in a sub-advisory capacity. Our sub-advisors are independent and successful investment management firms with demonstrated proficiency in their declared area of expertise. We hope that you find the enclosed commentaries helpful.

We greatly appreciate your continued support. Thank you for including Touchstone as a part of your investment plan.

Sincerely,


/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Strategic Trust

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(UNAUDITED)
--------------------------------------------------------------------------------

TOUCHSTONE DIVERSIFIED SMALL CAP GROWTH FUND

SUB-ADVISED BY FORT WASHINGTON INVESTMENT ADVISORS

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Diversified Small Cap Growth Fund was 16.40% from its inception on September 6, 2006 through March 31, 2007. The total return of the Russell 2000(R) Growth Index was 11.02% for the same period.

The market was strong for virtually the entire seven-month period since the Fund's inception. All sectors generated positive absolute returns for the Fund except Utilities. Materials & Processing, Technology and Producer Durables led the way, while Consumer Staples lagged the benchmark.

PORTFOLIO REVIEW

Relative returns by sector were also good. The Fund's Technology holdings outpaced all other sectors providing significant outperformance driven by strong fundamentals as well as robust merger and acquisition activity. Health Care also exhibited solid relative returns as several of the Fund's largest holdings posted good results.

Some of the strongest stocks during the period included Technology sector companies Nuance Communications, Avnet and Ultra Clean. The Health Care sector also had several noteworthy performers, including Genomic Health, Pharmion and Hologic.

Given the market strength, there were only a modest number of stocks that actually declined, including Consumer Discretionary stocks Coldwater Creek and Quicksilver; Health Care stocks CV Therapeutics and Arthrocare; Producter Durables company NCI Building Systems; and Financial Services stock East West Bancorp.

Five of the companies in the Fund were targeted by acquirers, either from other companies for strategic reasons or from private equity firms. The takeover environment appears to be robust as there are nearly weekly announcements of new deals. We believe that corporations in general continue to have good balance sheets and cash flows while the cost of debt remains low, so this favorable takeover environment will continue to benefit Fund holdings.

The quantitative component of our stock selection process also helped contribute to the Fund's outperformance. This component helps to synthesize the key factors that we believe are important in driving stock returns. This outperformance is important because our top-ranked stocks are the primary well that our team draws from for new ideas to employ fundamental research.

CURRENT STRATEGY AND OUTLOOK

The Fund's largest sector overweight was in the Health Care sector. As we have stated previously, it is the area of the market where we see the greatest number of opportunities. Health Care has generally underperformed the broader market over the last couple of years, making our overweight position a somewhat contrary call. The Fund is now overweight the Consumer Discretionary and Technology sectors, as we have been able to find companies with interesting niche products or services that are generating solid growth in sales and earnings. The Fund is slightly underweight Autos & Transportation, Consumer Staples and Materials & Processing. Our research suggests that these sectors--and particularly Consumer Staples--are not attractive at this time.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(CONTINUED)
--------------------------------------------------------------------------------

Following a period of unusual calm, volatility in financial markets has increased as investors' perceptions of the economy have changed. We have not altered our overall investment strategy in response, mainly because we believe stock and bond markets are reasonably priced. Our main concern continues to be that returns may be insufficient to compensate investors for the risks to the economy. In our opinion, this is a good time for investors to upgrade the overall quality of their portfolios, as financial markets could stay turbulent until the economic uncertainties are resolved.

Our research has shown that over time, small-cap companies with improving fundamentals and strong business models with valuation levels commensurate with the fundamental outlook should outperform over time.

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE DIVERSIFIED SMALL CAP GROWTH FUND - CLASS A* AND THE RUSSELL 2000 GROWTH INDEX

                                  [LINE CHART]

Diversified Small Cap Growth Fund - Class A        Russell 2000 Growth Index
-------------------------------------------        -------------------------

           DATE         BALANCE                       DATE         BALANCE
           ----         -------                       ----         -------
          9/6/2006        9,425                      9/6/2006       10,000
         9/30/2006        9,510                     9/30/2006        9,962
        10/31/2006       10,085                    10/31/2006       10,608
        11/30/2006       10,386                    11/30/2006       10,861
        12/31/2006       10,368                    12/31/2006       10,835
         1/31/2007       10,669                     1/31/2007       11,037
         2/28/2007       10,745                     2/28/2007       11,001
         3/31/2007       10,971                     3/31/2007       11,102
--------------------------------------------------------------------------------
                        DIVERSIFIED SMALL CAP GROWTH FUND
                                 TOTAL RETURNS**

                   SINCE INCEPTION*
CLASS A                 9.71%
CLASS Y                16.60%
--------------------------------------------------------------------------------
Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class Y shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares and Class Y shares commenced on September 6, 2006.

** The total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(CONTINUED)
--------------------------------------------------------------------------------

TOUCHSTONE GROWTH OPPORTUNITIES FUND

SUB-ADVISED BY WESTFIELD CAPITAL MANAGEMENT, LLC

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Growth Opportunities Fund was -3.80% for the twelve months ended March 31, 2007. The total return of the Russell 3000(R) Growth Index was 6.53% and the total return of the Russell 1000(R) Growth Index was 7.06% for the same period.

Westfield assumed investment management responsibilities for the Fund beginning in August of 2006. The bulk of the Fund's underperformance for the period occurred before Westfield assumed management responsibility for the Fund.

PORTFOLIO REVIEW

After a late springtime pullback, stocks rebounded in the summer and continued to rise through the one-year period. Over the one-year period, the Fund outperformed the benchmark in the Materials & Processing and Producer Durables sectors, while underperforming in all other sectors.

During Westfield's tenure as manager, the Fund outperformed the benchmark in the Consumer Staples, Consumer Discretionary and Producer Durables sectors, while underperforming in the Health Care, Technology and Energy sectors.

The Consumer Staples sector contributed to relative performance due to strong stock selection. CVS was purchased opportunistically during the fourth quarter of 2006 when Wal-Mart began aggressive generic drug pricing. CVS has since merged with pharmacy benefit manager Caremark, and we regard this union as a solid strategic decision. We also added exposure to the group with the purchase of mid-cap drug retailer Rite Aid. Rite Aid has stabilized their store-level operations, rolled out important new technology, and we believe it is poised to grow earnings for the first time in many years. Additionally, we believe that the market is underestimating the benefit to Rite Aid of branded drug patent expirations given their significant generic drug penetration rates.

Consumer Discretionary holdings contributed to relative performance. While the Fund remains underweight the Consumer Discretionary sector, we have added exposure with the purchase of mid-cap casino operator Boyd Gaming, a stock we favor for its exposure to the Las Vegas "locals" market. Hilton Hotels was a top contributor to performance during the period. We believe Hilton is well positioned to take advantage of increased business demand, which is driving strong pricing power within the industry. The acquisition of Hilton International also provides the company with new growth markets. Another top performer was fine jewelry retailer Tiffany & Co. The company continues to see the most robust trends at its highest price points and the high end consumer has been resilient to the pressures affecting the average consumer.

Polycom and Ametek were two key contributors in the Producer Durables sector. Polycom stock experienced steady appreciation through the period but flattened out into the end of the period as management made two strategic acquisitions. Ametek also made two strategic acquisitions during the period and announced a stock split after raising earnings guidance.

Weakness in some of our highest conviction Health Care names led to relative underperformance. We remain confident on the long-term prospects for these companies. Palomar Medical Technologies, for example, a manufacturer of medical and cosmetic lasers, retreated after a key customer signed a licensing agreement with a Palomar competitor. We remain optimistic about Palomar's core technology and products from its partnership with Gillette.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(CONTINUED)
--------------------------------------------------------------------------------

Although the Technology sector detracted from performance, we have a positive bias toward the sector as we look for an improvement in end-market demand in the second half of 2007. Focus areas for the second half of the year include companies in the Semiconductor and Telecommunications Equipment industries. Mergers and acquisitions supported higher valuations for many software companies. Business intelligence software vendor, Cognos, was a lead contributor to relative performance in the sector. Westfield's review process led to an increase in the position size on the July 2006 weakness, which was associated with concerns about their revenue recognition practices. Solid quarterly results and the completion of an SEC Staff Review propelled the shares.

Most of the negative impact from Energy came in the third quarter of 2006 as the Fund was exposed to weakness in the Coal & Consumable Fuel industry. In late 2006, Energy stocks rallied and the Fund participated with its holdings in Integrated Oil & Gas. Maintaining our commitment to Energy stocks paid dividends in the beginning of 2007, as the sector was the strongest performer in the benchmark and stock selection was also positive. The best performer in the sector came from Grant Prideco, a manufacturer of drill pipe and premium tubulars, which reported quarterly results well ahead of investor expectations. M&A activity among manufacturers of tubular products has highlighted the scarcity value of well-positioned companies in this area.

Additionally, stocks in the Basic Materials sector contributed to performance. Phelps Dodge, a diversified metals and mining company, was the key driver of relative outperformance after Freeport-McMoran announced an intention to purchase the company. Hexcel, a small-cap manufacturer of advanced structural materials, registered good results despite a major slowdown in the ballistics sector. Potential clarification on production timing from a key customer should continue to please investors.

CURRENT STRATEGY AND OUTLOOK

We anticipate that the pace of economic growth will continue to slow in the United States. We don't think consumer spending will grind to a halt, but the impact from the housing decline and the sub-prime mortgage market woes may ultimately take its toll. We don't anticipate an imminent Fed move but believe that an easing of the Fed Funds rate is the next likely action. Given slowing growth and a benign interest rate environment, we believe that high-quality growth stocks will be coveted by investors. We think stocks in traditional growth sectors like Technology, Health Care and Consumer Discretionary will lead the market.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(CONTINUED)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
             GROWTH OPPORTUNITIES FUND - CLASS A*, THE RUSSELL 3000
                 GROWTH INDEX AND THE RUSSELL 1000 GROWTH INDEX

                                  [LINE CHART]

Growth Opportunities                Russell 3000                Russell 1000
  Fund - Class A                    Growth Index                Growth Index
---------------------           -------------------          -------------------

  DATE         BALANCE           DATE        BALANCE          DATE       BALANCE
  ----         -------           ----        -------          ----       -------
03/31/97         9,425         03/31/97       10,000        03/31/97      10,000
06/30/97        11,071         06/30/97       11,879        06/30/97      11,892
09/30/97        12,526         09/30/97       12,879        09/30/97      12,786
12/31/97        11,566         12/31/97       12,942        12/31/97      12,981
03/31/98        12,885         03/31/98       14,862        03/31/98      14,947
06/30/98        13,115         06/30/98       15,392        06/30/98      15,626
09/30/98        12,000         09/30/98       13,813        09/30/98      14,205
12/31/98        16,083         12/31/98       17,472        12/31/98      18,004
03/31/99        16,736         03/31/99       18,478        03/31/99      19,149
06/30/99        18,181         06/30/99       19,328        06/30/99      19,886
09/30/99        18,286         09/30/99       18,602        09/30/99      19,158
12/31/99        27,060         12/31/99       23,382        12/31/99      23,977
03/31/00        31,611         03/31/00       25,087        03/31/00      25,684
06/30/00        31,396         06/30/00       24,327        06/30/00      24,990
09/30/00        33,054         09/30/00       23,042        09/30/00      23,646
12/31/00        26,367         12/31/00       18,141        12/31/00      18,598
03/31/01        19,467         03/31/01       14,422        03/31/01      14,711
06/30/01        21,495         06/30/01       15,739        06/30/01      15,949
09/30/01        15,754         09/30/01       12,588        09/30/01      12,854
12/31/01        18,864         12/31/01       14,581        12/31/01      14,800
03/31/02        17,723         03/31/02       14,210        03/31/02      14,416
06/30/02        13,501         06/30/02       11,586        06/30/02      11,725
09/30/02        11,385         09/30/02        9,791        09/30/02       9,960
12/31/02        12,117         12/31/02       10,493        12/31/02      10,672
03/31/03        12,381         03/31/03       10,362        03/31/03      10,558
06/30/03        14,720         06/30/03       11,908        06/30/03      12,069
09/30/03        15,266         09/30/03       12,428        09/30/03      12,541
12/31/03        16,933         12/31/03       13,743        12/31/03      13,846
03/31/04        17,606         03/31/04       13,900        03/31/04      13,956
06/30/04        17,411         06/30/04       14,149        06/30/04      14,227
09/30/04        16,212         09/30/04       13,400        09/30/04      13,482
12/31/04        18,376         12/31/04       14,695        12/31/04      14,719
03/31/05        17,469         03/31/05       14,060        03/31/05      14,117
06/30/05        18,229         06/30/05       14,418        06/30/05      14,464
09/30/05        19,458         09/30/05       15,025        09/30/05      15,044
12/31/05        20,043         12/31/05       15,455        12/31/05      15,492
03/31/06        21,028         03/31/06       16,084        03/31/06      15,971
06/30/06        19,244         06/30/06       15,405        06/30/06      15,348
09/30/06        18,786         09/30/06       15,935        09/30/06      15,953
12/31/06        20,064         12/31/06       16,917        12/31/06      16,899
03/31/07        20,227         03/31/07       17,135        03/31/07      17,100

--------------------------------------------------------------------------------
                            GROWTH OPPORTUNITIES FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                   1 YEAR         5 YEARS        10 YEARS      SINCE INCEPTION*
CLASS A            (9.35%)         1.47%           7.30%            8.63%
CLASS B            (8.76%)         1.55%             --            (2.83%)
CLASS C            (4.71%)         2.00%             --             0.92%
--------------------------------------------------------------------------------
Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on September 29, 1995, and the initial public offering of Class B and Class C shares commenced on May 1, 2001 and August 2, 1999, respectively.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a sharesholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(CONTINUED)
--------------------------------------------------------------------------------

TOUCHSTONE LARGE CAP CORE EQUITY FUND

SUB-ADVISED BY TODD INVESTMENT ADVISORS

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Large Cap Core Equity Fund was 9.83% for the twelve months ended March 31, 2007. The total return of the Russell 1000(R) Index was 11.84% for the same period.

Markets were driven by speculation about rate cuts by the Federal Reserve and by an increase in merger & acquisition activity. Economically-sensitive stocks in the Energy, Materials & Processing, Consumer Discretionary, and Utilities sectors outperformed. The Consumer Staples and Health Care sectors significantly underperformed the market. Expectations for a Fed rate cut were heightened, but solid employment and higher core inflation numbers reduced those easing expectations.

PORTFOLIO REVIEW

Our preference for large capitalization stocks proved challenging as the largest 100 stocks in the Russell 1000 underperformed the index. Investors seemed to be selling the largest of the large-cap stocks.

The Fund was positioned for continued economic growth. The Consumer Discretionary, Technology and Producer Durables sectors were overweight, while the Fund was underweight most other sectors.

Stocks across many sectors contributed to performance including the top contributors for the year, which were AT&T in the Utilities sector and Marathon Oil in the Energy sector. AT&T reported steadily increasing earnings over the year and maintained their healthy dividend for shareholders. Marathon Oil has made several key moves in their production capacity, including a sale of their Russian development assets and a strategic purchase in the Colorado basin. The market rewarded this strategy with strong gains in the stock.

Detractors included Amgen and Computer Sciences. After treading water for most of the period, Biotech company, Amgen declined in February on the failure of a Stage III test of its chemotherapy-induced anemia drug, Aranesp. An informal Securities Exchange Commission investigation into the halted study exacerbated investor fears. Computer Sciences had their credit rating lowered by Fitch, citing slower revenue growth due to weakness in commercial contract signings and falling cash flow as the main factors.

The Fund's strategy has always been to hold a limited number of names that we believe offer superior appreciation potential because of their attractive relative valuation and the presence of an active catalyst. The Fund holds 30 stocks at all times, selected from the largest 200 stocks.

CURRENT STRATEGY AND OUTLOOK

We believe that the market will end the year higher than current levels. Over the near term, the market seems to be fighting the fear of higher inflation, a lack of conviction in the direction of the economy, and a weak interest rate environment. Concerns about the housing market have also negatively impacted the market. Balancing these factors, earnings have been strong and merger activity continues. These factors could result in near-term results being lackluster for the market, with better gains likely at year end. We continue to believe that the economy will not slip into recession and global growth should give the U.S. economy some support.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(CONTINUED)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP CORE EQUITY FUND - CLASS A*, AND THE RUSSELL 1000 INDEX

                                  [LINE CHART]

   Large Cap Core Equity - Class A                Russell 1000 Index
   -------------------------------                ------------------

         DATE        BALANCE                      DATE         BALANCE
         ----        -------                      ----         -------
       05/16/00        9,425                    05/16/00        10,000
       05/31/00        9,341                    05/31/00         9,793
       06/30/00        9,273                    06/30/00        10,043
       07/31/00        9,171                    07/31/00         9,876
       08/31/00        9,571                    08/31/00        10,607
       09/30/00        9,318                    09/30/00        10,115
       10/31/00        9,588                    10/31/00         9,993
       11/30/00        9,188                    11/30/00         9,080
       12/31/00        9,263                    12/31/00         9,190
       01/31/01        9,263                    01/31/01         9,492
       02/28/01        8,936                    02/28/01         8,607
       03/31/01        8,313                    03/31/01         8,035
      6/30/2001        8,475                   6/30/2001         8,542
      9/30/2001        7,414                   9/30/2001         7,241
     12/31/2001        8,434                  12/31/2001         8,046
      3/31/2002        8,634                   3/31/2002         8,105
      6/30/2002        7,522                   6/30/2002         7,014
      9/30/2002        6,003                   9/30/2002         5,828
     12/31/2002        6,607                  12/31/2002         6,304
      3/31/2003        6,373                   3/31/2003         6,118
      6/30/2003        7,571                   6/30/2003         7,081
      9/30/2003        7,707                   9/30/2003         7,294
     12/31/2003        8,646                  12/31/2003         8,188
      3/31/2004        8,693                   3/31/2004         8,344
      6/30/2004        8,904                   6/30/2004         8,460
      9/30/2004        8,493                   9/30/2004         8,307
     12/31/2004        9,368                  12/31/2004         9,121
      3/31/2005        9,155                   3/31/2005         8,947
      6/30/2005        9,175                   6/30/2005         9,131
      9/30/2005        9,435                   9/30/2005         9,491
     12/31/2005        9,675                  12/31/2005         9,692
      3/31/2006       10,137                   3/31/2006        10,128
      6/30/2006       10,002                   6/30/2006         9,959
      9/30/2006       10,615                   9/30/2006        10,463
     12/31/2006       11,329                  12/31/2006        11,191
      3/31/2007       11,133                   3/31/2007        11,326

--------------------------------------------------------------------------------
                           LARGE CAP CORE EQUITY FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                   1 YEAR         5 YEARS        SINCE INCEPTION*
CLASS A             3.51%          3.98%              1.57%
CLASS C             9.09%          4.57%              1.78%
--------------------------------------------------------------------------------
Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares was May 1, 2000 and the initial public offering of Class C shares was May 16, 2000.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a sharesholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(CONTINUED)
--------------------------------------------------------------------------------

TOUCHSTONE LARGE CAP GROWTH FUND

SUB-ADVISED BY NAVELLIER & ASSOCIATES

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Large Cap Growth Fund was -5.16% for the year ended March 31, 2007. The total return of the Russell 1000(R) Growth Index was 7.06% for the same period.

Throughout the year, we encountered numerous situations that were unfavorable to the Fund's investment process. Among the factors that impacted the Fund were a very narrow rally driven by mega-cap stocks, non-recognition by the market of fundamentally superior stocks in favor of fundamentally weaker stocks, and an inordinate number of negative news stories about Fund holdings.

PORTFOLIO REVIEW

Last year proved to be very difficult for the Fund. The Health Care, Materials & Processing and Technology sectors proved troublesome while the Producer Durables and Utilities sectors offered positive performance for the Fund over the period.

Despite the Fund's underperformance, there was a lot of positive action during the first third of the year and the last third of the year. It was only a very sudden correction from mid-May to mid-September that left it trailing the benchmark. In fact, the majority of the Fund's underperformance can be attributed to just ten days during this mid-year period. From May 15th to September 11th, the Fund suffered from a dramatic inversion of market conditions for our quantitative strategy and numerous negative news reports about the Fund's holdings. While infrequent, inversions of market conditions result in short-term periods in which our system's highest-rated stocks underperform the lowest-rated stocks. Our system encountered just such an inversion from mid-May through early September. From mid-September, market conditions have shifted out of this inversion and as a result, the Fund's performance has rebounded.

CURRENT STRATEGY AND OUTLOOK

We recently completed testing our stock selection variables to find out which ones are dominant. Interestingly, price momentum, more commonly known as relative strength, demonstrated less predictive value. As a result, stock picking based on key fundamental variables is back in fashion. Another fundamental stock selection screen that continues to perform well is earnings growth relative to price/earnings (P/E) ratios, which is more commonly referred to as growth at a reasonable price, or GARP. The combination of strong earnings growth with low P/E ratios should help attract institutional buying pressure, especially when the overall market is experiencing declining growth rates. Finally, price-to-sales continues to work especially well, probably because it's one of the first criteria that private equity firms use when looking for a potential acquisition.

We believe that due to strong money flows into the market, there is opportunity developing in our area of expertise--fundamentally superior growth stocks. It is increasingly clear to us that the stock market is focused on corporate earnings, especially stocks with strong earnings momentum and attractive earnings growth relative to P/E ratios, such as those held in the Fund. Thus, we feel confident that the Fund is poised to perform well.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(CONTINUED)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP GROWTH FUND - CLASS A* AND THE RUSSELL 1000 GROWTH INDEX

                                  [LINE CHART]

    Large Cap Growth Fund - Class A        Russell 1000 Growth Index
    -------------------------------        -------------------------

          DATE        BALANCE                 DATE          BALANCE
          ----        -------                 ----          -------
        12/19/97        9,425                12/19/97        10,000
        12/31/97        9,666                12/31/97        10,300
        03/31/98       10,911                03/31/98        11,861
        06/30/98       11,562                06/30/98        12,400
        09/30/98       10,685                09/30/98        11,273
        12/31/98       13,646                12/31/98        14,287
        03/31/99       15,598                03/31/99        15,196
        06/30/99       15,853                06/30/99        15,780
        09/30/99       15,890                09/30/99        15,202
        12/31/99       22,246                12/31/99        19,025
        03/31/00       26,829                03/31/00        20,380
        06/30/00       25,622                06/30/00        19,830
        09/30/00       28,103                09/30/00        18,764
        12/31/00       20,542                12/31/00        14,759
        03/31/01       14,794                03/31/01        11,674
        06/30/01       15,579                06/30/01        12,657
        09/30/01       13,216                09/30/01        10,200
        12/31/01       15,721                12/31/01        11,744
        03/31/02       15,191                03/31/02        11,441
        06/30/02       13,906                06/30/02         9,304
        09/30/02       12,015                09/30/02         7,904
        12/31/02       11,523                12/31/02         8,470
        03/31/03       11,798                03/31/03         8,379
        06/30/03       13,386                06/30/03         9,578
        09/30/03       13,972                09/30/03         9,953
        12/31/03       15,626                12/31/03        10,989
        03/31/04       16,363                03/31/04        11,076
        06/30/04       17,044                06/30/04        11,291
        09/30/04       16,439                09/30/04        10,700
        12/31/04       18,301                12/31/04        11,682
        03/31/05       18,755                03/31/05        11,204
        06/30/05       18,869                06/30/05        11,479
        09/30/05       20,164                09/30/05        11,940
        12/31/05       21,298                12/31/05        12,296
        03/31/06       21,988                03/31/06        12,675
        06/30/06       20,324                06/30/06        12,181
        09/30/06       19,634                09/30/06        12,661
        12/31/06       20,466                12/31/06        13,412
        03/31/07       20,854                03/31/07        13,571

--------------------------------------------------------------------------------
                             LARGE CAP GROWTH FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                   1 YEAR         5 YEARS        SINCE INCEPTION*
CLASS A           (10.62%)         5.29%              8.24%
CLASS B            (9.76%)           --               9.42%
CLASS C            (5.94%)           --               9.96%
CLASS Y            (4.89%)           --               8.31%
--------------------------------------------------------------------------------
Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class B, Class C and Class Y shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on December 19, 1997 and the initial public offering of Class B and Class C shares commenced on October 4, 2003. The initial public offering of Class Y commenced on November 10, 2004.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(CONTINUED)
--------------------------------------------------------------------------------

TOUCHSTONE LARGE CAP VALUE FUND

SUB-ADVISED BY JS ASSET MANAGEMENT, LLC

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Large Cap Value Fund was 12.12% for the twelve months ended March 31, 2007. The total return of the Russell 1000(R) Value Index was 16.83% for the same period.

PORTFOLIO REVIEW

On a relative basis, the Fund's underweight to the Energy, Utilities and Producer Durables sectors detracted from performance, as did the Fund's overweight in Technology.

Throughout the year, the portfolio benefited from several strong stocks, including Lear, Reliant Energy, Navistar International, Mirant, Avnet, and Federated Department Stores. We used this strength to sell out of Lear, Navistar, Avnet, and Federated as the companies had reached their price targets. The Fund still holds Reliant and Mirant.

Poor performers included Alcatel-Lucent, Abitibi-Consolidated, Dell, Sprint Nextel, and D.R. Horton. We continue to believe in the investment thesis for each of these holdings and remain confident that over time their intrinsic value will be uncovered.

We look for undervalued companies that possess identifiable catalysts to drive their stock prices higher over an 18- to 24-month time period. The investment process involves using a watch list of securities and thorough fundamental research to identify companies with the highest return potential. The purchase of Peabody Energy is a good example of how our investment process works. We favored merchant energy companies and utilized a watch list to see if there was a way to benefit from improving supply and demand fundamentals. The result of our research was an investment in Peabody Energy, which provides coal to the electricity producers. Peabody is currently undervalued based on normalized earnings and coal prices have been cyclically depressed. As the reserve margin for electricity tightens, new coal plants will be needed, significantly boosting the demand and price for coal. Additionally, coal is currently selling at a substantial BTU discount to oil and natural gas.

We believe that Integrated Oils are still expensive, but valuations in other areas of the Energy sector look attractive. Our focus in the Energy sector has been on the producers of electricity where fundamental economic principles continue to prevail. With domestic electricity supply near capacity and demand continuing to grow, producers of electricity will ultimately gain.

Although we continue to believe that interest-rate sensitive Financial Services companies are favorable investments, the entire industry has been dragged down by concerns over the sub-prime mortgage market. We have stayed away from Financial Services stocks that are heavily exposed to credit risk, but nevertheless the Fund's holdings in the sector experienced difficulty. We have consciously stayed away from the credit risk financials.

The Fund is overweight Technology. The investment decisions were stock specific rather than as a sector allocation, as each stock purchased had an explicit catalyst to help them achieve a higher degree of profitability. The objective is to focus on undervalued companies that will benefit from higher demand on technological capital expenditures. We are not looking for cutting-edge technology companies that rely on the latest new discovery, but rather those that have solid fundamentals with real catalysts in place to improve performance.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(CONTINUED)
--------------------------------------------------------------------------------

CURRENT STRATEGY AND OUTLOOK

We believe that the lagged effect of rising interest rates--both domestically and globally--will cause economic growth to slow, and several credible prognosticators have signaled an increased risk of recession. We believe that inflation fears are overblown.

We believe a residential housing downturn has started that will be similar to the difficult commercial real estate market in the late 1980's and early 1990's. We believe the mortgage problem will not spread materially beyond the sub-prime market and the Fed will be forced to cut short rates this year. The Fund is well positioned for such an event.

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP VALUE FUND - CLASS A* AND THE RUSSELL 1000 VALUE INDEX

                                  [LINE CHART]

    Large Cap Value Fund - Class A             Russell 1000 Value Index
    ------------------------------             ------------------------

          DATE          BALANCE                   DATE         BALANCE
          ----          -------                   ----         -------
         03/06/06         9,425                 03/06/06        10,000
         03/31/06         9,604                 03/31/06        10,088
         04/30/06         9,943                 04/30/06        10,344
         05/31/06         9,651                 05/31/06        10,083
         06/30/06         9,444                 06/30/06        10,147
         07/31/06         9,227                 07/31/06        10,394
         08/31/06         9,548                 08/31/06        10,567
         09/30/06         9,811                 09/30/06        10,777
         10/31/06        10,217                 10/31/06        11,130
         11/30/06        10,424                 11/30/06        11,384
         12/31/06        10,835                 12/31/06        11,640
         01/31/07        11,019                 01/31/07        11,789
         02/28/07        10,894                 02/28/07        11,605
         03/31/07        10,768                 03/31/07        11,785

--------------------------------------------------------------------------------
                              LARGE CAP VALUE FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                   1 YEAR         SINCE INCEPTION*
CLASS A             5.69%              7.17%
CLASS C            11.37%             12.47%
--------------------------------------------------------------------------------
Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares and Class C shares was March 6, 2006.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a sharesholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(CONTINUED)
--------------------------------------------------------------------------------

TOUCHSTONE MICRO CAP GROWTH FUND

SUB-ADVISED BY BJURMAN, BARRY & ASSOCIATES

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Micro Cap Growth Fund was -3.85% for the twelve months ended March 31, 2007. The total return of the Russell Microcap(R) Index was 3.05% and the Russell 2000(R) Growth Index was 1.56% for the same period.

Sharp declines in the May through July period sent the equities market to yearly lows in August 2006, but a sudden pause in the Federal Reserve's campaign of interest rate increases sent equities on a rally, which has since been sustained by a steadily expanding economy with lower energy prices and moderate inflation. In spite of increased volatility--including a large one-day decline at the end of February 2007--stocks edged higher with good market breadth.

During the year, volatility increased due to concerns about the pace of economic growth and continuing weakness in the housing market due to sub-prime defaults that may place further pressure on consumers. Adding to investor worries, crude oil prices rose on expectations of higher gasoline demand and continuing geopolitical tension, which awakened inflationary threats and dimmed the prospects for interest rate cuts.

Defensive sectors like Utilities and Consumer Staples showed leadership during the period. More dynamic sectors like Technology and Health Care lagged as they struggled to get back in the black after the May to July market correction.

PORTFOLIO REVIEW

Consistent with the overall trend in recent years, stocks of companies featuring higher projected growth rates, like many of the Fund's holdings, underperformed. The Fund's underweight to Health Care stocks and overweight to the better-performing Consumer Staples sector contributed to returns. Overweight positions in some of the more economically sensitive groups, including Materials & Processing and Technology, detracted from relative performance. The companies in the Fund fared better than the benchmark across most sectors, but its higher-growth Technology stocks underperformed. The net result trailed that of the benchmark.

The Fund's top contributor for the year was HMS Holdings, a technology and data management company in the Health Care sector. The stock was up more than 150% for the period based on accelerated earnings growth, a stock buyback program announced by management, and a key acquisition of a competitor.

The largest detractor was Aldila in the Consumer Discretionary sector. Aldila, a graphite golf club shaft maker, declined after reporting sharply decelerating sales. Technology stock Neoware also detracted from returns as management cited lower than expected sales to certain existing customers as a reason for missing earnings projections.

CURRENT STRATEGY AND OUTLOOK

Despite the troubles in the sub-prime mortgage market, we continue to believe that the underlying fundamentals of the stock market are strong. Though economic growth has moderated, corporate balance sheets and earnings remain strong enough to keep unemployment down and spur business and consumer spending.

Shifting interest rate expectations should continue to be the primary driver of the stock market's movement. Equities have exceeded expectations in the past months because valuations and economic underpinnings are sound. Even if rates stay unchanged, the economic environment continues to be favorable for the stock market.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(CONTINUED)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
          MICRO CAP GROWTH FUND - CLASS A*, THE RUSSELL MICRO CAP INDEX
                        AND THE RUSSELL 2000 GROWTH INDEX

                                  [LINE CHART]

        Micro Cap                    Russell Micro            Russell 2000
  Growth Fund - Class A                Cap Index              Growth Index
--------------------------     -----------------------    -------------------

    DATE          BALANCE         DATE        BALANCE       DATE      BALANCE
    ----          -------         ----        -------       ----      -------
   06/22/04        9,425        06/22/04       10,000     06/22/04     10,000
   06/30/04        9,679        06/30/04       10,393     06/30/04     10,438
   07/31/04        8,794        07/31/04        9,536     07/31/04      9,501
   08/31/04        8,435        08/31/04        9,411     08/31/04      9,296
   09/30/04        9,039        09/30/04        9,815     09/30/04      9,810
   10/31/04        9,152        10/31/04        9,936     10/31/04     10,049
   11/30/04       10,038        11/30/04       10,832     11/30/04     10,898
   12/31/04       11,056        12/31/04       11,336     12/31/04     11,289
   01/31/05       10,358        01/31/05       10,887     01/31/05     10,780
   02/28/05       10,820        02/28/05       10,921     02/28/05     10,928
   03/31/05       10,433        03/31/05       10,493     03/31/05     10,518
   06/30/05       10,933        06/30/05       10,825     06/30/05     10,884
   09/30/05       11,027        09/30/05       11,481     09/30/05     11,572
   12/31/05       11,414        12/31/05       11,626     12/31/05     11,758
   03/31/06       12,724        03/31/06       13,270     03/31/06     13,447
   06/30/06       11,329        06/30/06       12,372     06/30/06     12,472
   09/30/06       11,084        09/30/06       12,289     09/30/06     12,252
   12/31/06       11,847        12/31/06       13,551     12/31/06     13,327
   03/31/07       12,234        03/31/07       13,677     03/31/07     13,657

--------------------------------------------------------------------------------
                              MICRO CAP GROWTH FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                   1 YEAR         SINCE INCEPTION*
CLASS A            (9.36%)             7.54%
CLASS C            (4.58%)             9.07%
CLASS Y            (3.58%)            12.34%
--------------------------------------------------------------------------------
Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C and Class Y shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A and Class C shares commenced on June 22, 2004 and the initial public offering of Class Y commenced on October 4, 2004.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(CONTINUED)
--------------------------------------------------------------------------------

TOUCHSTONE MID CAP GROWTH FUND

SUB-ADVISED BY TCW INVESTMENT MANAGEMENT COMPANY, LLC
               WESTFIELD CAPITAL MANAGEMENT, LLC

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Mid Cap Growth Fund was 8.84% for the twelve months ended March 31, 2007. The total return of the Russell Midcap(R) Growth Index was 6.90% for the same period.

TCW INVESTMENT MANAGEMENT COMPANY, LLC

PORTFOLIO REVIEW

Our portion of the Fund performed positively this quarter. The Health Care sector was a particular source of strength as the portfolio was significantly overweight and held good stocks. Stock selection was generally positive for performance, particularly in the Technology and Producer Durables sectors. Health Care holdings Varian and Thermo Fisher Scientific were two top contributing names. Varian rose as the market recognized its accelerating earnings and growth potential. Thermo Fischer Scientific was created from a merger between Thermo Electron Corporation and Fisher Scientific early in the period. The stock rose strongly throughout the period as the benefits of the merger were realized.

Additionally, portfolio holding Triad Hospitals was acquired during the quarter by Community Health Systems, which is the sixth takeover of a portfolio stock in the past 18 months. Private equity deal volume in the United States has more than doubled in the last year and is five times the volume of early 2000. In addition to cheap financing aided by low interest rates, we believe that shareholder activism is driving this activity.

The portfolio is underweight Financial Services because we believe that valuations in the sector have not properly discounted the risks despite deteriorating credit conditions, a risky interest rate environment, and stagnant loan growth. New Century Financial, which filed for bankruptcy in April, is the latest of twelve sub-prime mortgage companies to file for bankruptcy and we expect more to follow.

CURRENT STRATEGY AND OUTLOOK

While the portfolio is underweight the Financial Services sector, we are beginning to add new stocks as they become attractively valued. We are mainly interested in purchasing high-quality regional banks that have enough positive cash flow to repurchase their own shares.

We expect a continuation of takeover activity to drive performance, given our value-oriented investment philosophy. Our approach looks for many of the same attributes that private equity investors use in their search for undervalued companies, including high ratios of cash flow to enterprise value and low price-to-earnings ratios.

Our investment strategy emphasizes buying companies that are selling at discounts to their intrinsic value. A case in point would be our willingness to buy companies having short-term earnings difficulties because they are making long-term changes in their business, such as product transitions or removing redundant manufacturing issues.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(CONTINUED)
--------------------------------------------------------------------------------

WESTFIELD CAPITAL MANAGEMENT, LLC

PORTFOLIO REVIEW

Our portion of the Fund outperformed the benchmark over the twelve-month period. The merits of our bottom-up investment process were evident as positive stock selection--particularly in Technology and Health Care--drove portfolio return.

Positive stock selection in Technology was the largest contributor to positive relative performance. Mercury Interactive, a developer of software testing tools, was acquired by Hewlett Packard at a significant premium and was a top contributor to portfolio returns. The share price of communications equipment manufacturer Polycom doubled in the period as their video conferencing business began to hit its stride and the position contributed significantly to relative performance.

Positive stock selection in Health Care contributed to relative performance. In the Biotechnology industry, Celgene, a company focused on cancer and immunological diseases, posted particularly strong results. Shire PLC, a specialty pharmaceutical company, reported strength in their Adderall franchise for ADHD, and announced the approval of a new drug for the treatment of Hunter's disease. A reimbursement contract dispute with a key customer pressured the shares of Omnicare. With this contract now resolved, we remain confident in Omnicare's ability to leverage scale efficiencies as the dominant player in the institutional pharmacy market. Finally, two portfolio companies, Fisher Scientific and Thermo Electron, merged in the fourth quarter of 2006 after each posted solid results throughout the year. We continue to own the combined entity, Thermo Fischer Scientific.

During the period, we prudently trimmed positions in the Energy sector based on valuation concerns and in anticipation of commodity price weakness. Our portion of the Fund remained modestly overweight the Energy sector as we are confident in its growth prospects, particularly in the equipment and services industry. The portfolio is underweight the Financial Services sector after selling a commercial banking company and a financial services company. Consumer Staples is a sector in which we are underweight given the lack of interesting growth opportunities in the sector.

Lack of material exposure to REITs, real estate-related stocks, and exchanges as well as an underweight of the entire sector detracted from relative performance. Positive results in asset management and custody banks were not enough to counter the negative impact from regional bank stocks.

CURRENT STRATEGY AND OUTLOOK

We believe that slower economic growth and the likelihood of benign interest rates will provide an environment in which high-quality growth stocks should be rewarded with price appreciation. Recently, traditionally defensive sectors like Materials & Processing, Energy and Utilities have outperformed the benchmark. We think that in the near future, traditional growth sectors like Technology, Health Care and Consumer Discretionary will establish leadership. We are becoming more interested in stocks in the Financial Services sector as they get cheaper.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(CONTINUED)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MID CAP GROWTH FUND - CLASS A* AND THE RUSSELL MID CAP GROWTH INDEX

                                  [LINE CHART]

      Mid Cap Growth Fund - Class A              Russell Mid Cap Growth Index
      -----------------------------              ----------------------------

         Date            BALANCE                      Date          BALANCE
         ----            -------                      ----          -------
       03/31/97            9,425                    03/31/97         10,000
       06/30/97           11,092                    06/30/97         11,472
       09/30/97           12,921                    09/30/97         13,077
       12/31/97           12,989                    12/31/97         12,717
       03/31/98           14,189                    03/31/98         14,236
       06/30/98           13,655                    06/30/98         14,227
       09/30/98           11,019                    09/30/98         11,853
       12/31/98           13,333                    12/31/98         14,990
       03/31/99           12,945                    03/31/99         15,503
       06/30/99           15,341                    06/30/99         17,118
       09/30/99           15,331                    09/30/99         16,261
       12/31/99           19,446                    12/31/99         22,679
       03/31/00           22,932                    03/31/00         27,468
       06/30/00           23,459                    06/30/00         25,433
       09/30/00           25,088                    09/30/00         26,074
       12/31/00           24,486                    12/31/00         20,012
       03/31/01           21,796                    03/31/01         14,993
       06/30/01           25,074                    06/30/01         17,419
       09/30/01           21,318                    09/30/01         12,576
       12/31/01           26,214                    12/31/01         15,979
       03/31/02           26,749                    03/31/02         15,696
       06/30/02           23,460                    06/30/02         12,830
       09/30/02           18,527                    09/30/02         10,626
       12/31/02           20,050                    12/31/02         11,599
       03/31/03           19,286                    03/31/03         11,597
       06/30/03           23,202                    06/30/03         13,773
       09/30/03           25,410                    09/30/03         14,759
       12/31/03           28,742                    12/31/03         16,553
       03/31/04           30,172                    03/31/04         17,353
       06/30/04           30,573                    06/30/04         17,535
       09/30/04           28,213                    09/30/04         16,776
       12/31/04           31,782                    12/31/04         19,115
       03/31/05           31,417                    03/31/05         18,795
       06/30/05           32,004                    06/30/05         19,440
       09/30/05           34,088                    09/30/05         20,713
       12/31/05           35,199                    12/31/05         21,426
       03/31/06           38,395                    03/31/06         23,056
       06/30/06           37,293                    06/30/06         21,975
       09/30/06           37,901                    09/30/06         22,171
       12/31/06           40,216                    12/31/06         23,711
       03/31/07           41,774                    03/31/07         24,650

--------------------------------------------------------------------------------
                               MID CAP GROWTH FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                   1 YEAR         5 YEARS        10 YEARS      SINCE INCEPTION*
CLASS A             2.56%          8.05%          15.37%           14.75%
CLASS B             4.09%          8.41%             --             9.04%
CLASS C             8.04%          8.56%          15.19%           14.40%
--------------------------------------------------------------------------------
Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on October 3, 1994 and the initial public offering of Class B and Class C shares commenced on May 1, 2001 and January 1, 1999, respectively. The Class C performance information is calculated using the historical performance of the Fund's predecessor, which was another mutual fund that began operations on October 3, 1994.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(CONTINUED)
--------------------------------------------------------------------------------

TOUCHSTONE SMALL CAP GROWTH FUND

SUB-ADVISED BY LONGWOOD INVESTMENT ADVISORS
               BJURMAN, BARRY & ASSOCIATES

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Small Cap Growth Fund was -9.53% for the twelve months ended March 31, 2007. The total return of the Russell 2000(R) Growth Index was 1.56% for the same period.

Defensive sectors such as Utilities and Consumer Staples showed leadership over the period. More dynamic sectors like Technology and Health Care lagged the broader market. Shares of small- and mid-cap stocks outpaced large-cap stocks.

LONGWOOD INVESTMENT ADVISORS

PORTFOLIO REVIEW

Our portion of the Fund underperformed its benchmark. The vast majority of our holdings reported excellent results or results above expectations but were not rewarded by the market. However, many of these stocks declined significantly after the reports and did not begin to rebound until late in the period. We count on our successes to more than compensate for the disappointments that are an inevitable occurrence in small-cap growth investing. In the first and second quarter of this year, that proved to be very difficult.

In 2006, higher interest rates caused P/E ratio compression, meaning that investors were unwilling to pay a premium for earnings growth. This meant that the stocks of well-performing growth companies stagnated even as other segments of the market advanced, particularly in the Technology and Health Care sectors. Traditionally, these sectors represent some of the best growth opportunities and we believe our holdings in this area will appreciate in the coming year as investors again seek growth.

The portfolio is overweight the Energy sector after being underweight at the beginning of the period. We believe that crude oil prices will remain in the $50 to $65 per barrel range for the foreseeable future. This elevated price level will encourage a robust exploration cycle and consolidation in the sector, and our Energy investments are concentrated in the exploration companies.

We have increased exposure to reasonably priced, growing Health Care companies, but Health Care was held at equal weight to the benchmark in our portion of the Fund. The Technology sector was overweight. Some of our Telecommunication investments are categorized as Producer Durables or Utilities, which is the cause of overweight allocations to those sectors. Longwood continues to be underweight the Consumer Discretionary sector. These sector weights are the result of Longwood's bottom up, fundamental research into individual companies.

CURRENT STRATEGY AND OUTLOOK

We are bullish about the prospects for small-cap growth stocks. In our opinion, interest rates and inflation have peaked, the housing market has bottomed, P/E ratios are compressed, and the U.S. and world economies are still expanding. We believe that similar to other turning points in the economy, like 1995, exciting and rewarding times lie ahead. The economy is expanding, productivity remains high, and inflation appears to be contained. The U.S. dollar remains at levels that make exports competitive. We believe that the Fed has stopped raising rates and the stage is set for well-run companies to appreciate in value.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(CONTINUED)
--------------------------------------------------------------------------------

BJURMAN, BARRY & ASSOCIATES

PORTFOLIO REVIEW

Our portion of the Fund was underweight the Health Care sector and overweight the better-performing Consumer Staples sector. It also was overweight some of the more economically sensitive groups--Materials & Processing, Producer Durables, and Technology--which detracted from returns. While the stocks selected for the Fund fared better across most sectors, the higher-growth Technology stocks in the Fund underperformed which offset the generally positive stock selection.

Health Care stock Medical Action Industries reported record revenues and record net earnings. Jones Soda in Consumer Staples was a top contributor to performance after sealing a distribution deal with Wal-Mart. Herbalife in the Consumer Discretionary sector declined on lower-than-expected earnings and we sold the stock.

Although corporate earnings continue to exceed expectations widely, stock price gains have been limited to value stocks. Consistent with the overall trend in recent years, stocks of companies featuring higher rates of projected growth underperformed.

CURRENT STRATEGY AND OUTLOOK

Despite the troubles in the sub-prime mortgage market, we continue to believe that the underlying fundamentals of the stock market are strong. Though economic growth has moderated, corporate balance sheets and earnings remain strong enough to keep unemployment down and spur business and consumer spending.

Shifting interest rate expectations should continue to be the primary driver of the stock market's movement. Equities have exceeded expectations in the past months because valuations and economic underpinnings are sound. Even if interest rates stay unchanged, the economic environment continues to be favorable for the stock market.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
(CONTINUED)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP GROWTH FUND - CLASS A* AND THE RUSSELL 2000 GROWTH INDEX

                                  [LINE CHART]

    Small Cap Growth Fund - Class A                Russell 2000 Growth Index
    -------------------------------                -------------------------

         Date            BALANCE                      Date          BALANCE
         ----            -------                      ----          -------
       10/21/02            9,425                    10/21/02         10,000
       10/31/02            9,482                    10/31/02         10,300
       11/30/02           10,236                    11/30/02         11,321
       12/31/02            9,585                    12/31/02         10,540
       01/31/03            9,425                    01/31/03         10,253
       02/28/03            9,086                    02/28/03          9,979
       03/31/03            9,218                    03/31/03         10,130
       04/30/03            9,991                    04/30/03         11,088
       05/31/03           11,018                    05/31/03         12,338
       06/30/03           11,734                    06/30/03         12,576
       07/31/03           12,516                    07/31/03         13,527
       08/31/03           13,261                    08/31/03         14,253
       09/30/03           13,289                    09/30/03         13,892
       10/31/03           14,731                    10/31/03         15,093
       11/30/03           15,108                    11/30/03         15,585
       12/31/03           14,889                    12/31/03         15,655
       03/31/04           15,487                    03/31/04         16,528
       06/30/04           15,323                    06/30/04         16,543
       09/30/04           14,407                    09/30/04         15,549
       12/31/04           15,914                    12/31/04         17,894
       03/31/05           15,111                    03/31/05         16,672
       06/30/05           15,578                    06/30/05         17,252
       09/30/05           16,252                    09/30/05         18,342
       12/31/05           16,132                    12/31/05         18,637
       03/31/06           18,203                    03/31/06         21,314
       06/30/06           15,825                    06/30/06         19,769
       09/30/06           15,449                    09/30/06         19,421
       12/31/06           16,449                    12/31/06         21,124
       03/31/07           16,469                    03/31/07         21,648

--------------------------------------------------------------------------------
                              SMALL CAP GROWTH FUND
                         AVERAGE ANNUAL TOTAL RETURNS**

                   1 YEAR         SINCE INCEPTION*
CLASS A           (14.73%)             11.89%
CLASS B           (13.93%)             12.49%
CLASS C           (10.33%)             12.67%
CLASS Y            (9.03%)              4.10%
--------------------------------------------------------------------------------
Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class B, Class C and Class I shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering for Class A, Class B and Class C shares was October 21, 2002. The initial public offering of Class Y commenced on May 5, 2004.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TABULAR PRESENTATION OF PORTFOLIOS OF INVESTMENTS (UNAUDITED)
MARCH 31, 2007
--------------------------------------------------------------------------------

The illustrations below provide each Fund's sector allocation, exluding cash and cash equivalents. We hope it will be useful to shareholders as it summarizes key information about each Fund's investments.

--------------------------------------------------------------------------------
                       DIVERSIFIED SMALL CAP GROWTH FUND

SECTOR ALLOCATION                                   (% OF INVESTMENT SECURITIES)
Health Care                                                                 23.3
Consumer Discretionary                                                      23.1
Technology                                                                  19.9
Producer Durables                                                           10.9
Financial Services                                                           9.2
Energy                                                                       5.8
Materials and Processing                                                     3.8
Autos and Transportation                                                     2.9
Utilities                                                                    0.7
Consumer Staples                                                             0.4
                                                                           -----
                                                                           100.0
                                                                           -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           LARGE CAP CORE EQUITY FUND

SECTOR ALLOCATION                                   (% OF INVESTMENT SECURITIES)
Financial Services                                                          22.0
Technology                                                                  14.6
Energy                                                                      14.1
Producer Durables                                                           13.8
Consumer Discretionary                                                      12.5
Health Care                                                                 12.0
Utilities                                                                    4.1
Materials and Processing                                                     3.6
Consumer Staples                                                             3.3
                                                                           -----
                                                                           100.0
                                                                           -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              LARGE CAP VALUE FUND

SECTOR ALLOCATION                                   (% OF INVESTMENT SECURITIES)
Financial Services                                                          34.4
Technology                                                                  14.9
Producer Durables                                                           12.5
Energy                                                                       9.7
Utilities                                                                    8.3
Health Care                                                                  6.0
Consumer Staples                                                             4.9
Autos & Transportation                                                       4.7
Materials & Processing                                                       3.5
Other                                                                        1.1
                                                                           -----
                                                                           100.0
                                                                           -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           GROWTH OPPORTUNITIES FUND

SECTOR ALLOCATION                                   (% OF INVESTMENT SECURITIES)
Health Care                                                                 25.1
Consumer Discretionary                                                      18.2
Technology                                                                  16.3
Financial Services                                                          10.2
Energy                                                                      10.0
Producer Durables                                                            8.9
Materials and Processing                                                     4.9
Autos and Transportation                                                     2.5
Other                                                                        1.5
Utilities                                                                    1.4
Consumer Staples                                                             1.0
                                                                           -----
                                                                           100.0
                                                                           -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             LARGE CAP GROWTH FUND

SECTOR ALLOCATION                                   (% OF INVESTMENT SECURITIES)
Consumer Discretionary                                                      19.8
Technology                                                                  15.3
Producer Durables                                                           14.2
Health Care                                                                 10.8
Financial Services                                                          10.5
Materials and Processing                                                     9.4
Utilities                                                                    7.6
Consumer Staples                                                             6.8
Energy                                                                       2.9
Autos and Transportation                                                     2.7
                                                                           -----
                                                                           100.0
                                                                           -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              MICRO CAP GROWTH FUND

SECTOR ALLOCATION                                   (% OF INVESTMENT SECURITIES)
Technology                                                                  23.9
Producer Durables                                                           17.3
Consumer Discretionary                                                      17.2
Health Care                                                                 14.9
Financial Services                                                           9.8
Autos and Transportation                                                     6.4
Consumer Staples                                                             4.8
Energy                                                                       2.4
Materials and Processing                                                     1.8
Utilities                                                                    1.5
                                                                           -----
                                                                           100.0
                                                                           -----
--------------------------------------------------------------------------------

MARCH 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              MID CAP GROWTH FUND

SECTOR ALLOCATION                                   (% OF INVESTMENT SECURITIES)
Health Care                                                                 20.8
Producer Durables                                                           17.2
Consumer Discretionary                                                      17.1
Technology                                                                  16.5
Financial Services                                                          13.4
Energy                                                                       8.2
Materials and Processing                                                     2.3
Consumer Staples                                                             1.9
Autos and Transportation                                                     1.5
Other                                                                        1.1
                                                                           -----
                                                                           100.0
                                                                           -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             SMALL CAP GROWTH FUND

SECTOR ALLOCATION                                   (% OF INVESTMENT SECURITIES)
Technology                                                                  26.2
Health Care                                                                 17.1
Financial Services                                                          16.2
Producer Durables                                                           12.0
Consumer Discretionary                                                      10.6
Energy                                                                       7.7
Utilities                                                                    4.6
Consumer Staples                                                             2.3
Autos and Transportation                                                     2.1
Materials and Processing                                                     1.2
                                                                           -----
                                                                           100.0
                                                                           -----
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2007
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      DIVERSIFIED                       LARGE CAP
                                                                       SMALL CAP         GROWTH            CORE          LARGE CAP
                                                                         GROWTH      OPPORTUNITIES        EQUITY          GROWTH
                                                                          FUND            FUND             FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
  At cost ........................................................   $  10,973,278   $  51,479,994    $  87,089,339   $ 842,211,301
                                                                     ==============================================================
  Affiliated securities at market value ..........................   $     366,382   $          --    $     919,264   $   6,377,780
  Non-affiliated securities at market value ......................      11,918,518      56,733,542       98,394,288     973,047,895
                                                                     --------------------------------------------------------------
  At market value - including $6,580,822 and $62,874,198 of
    securities loaned for the Growth Opportunities Fund and
    Large Cap Growth Fund, respectively ..........................      12,284,900      56,733,542       99,313,552     979,425,675

Dividends and interest receivable ................................           1,843          38,483          135,976       1,127,670
Receivable for capital shares sold ...............................              --          49,463           75,654       1,332,617
Receivable for securities sold ...................................         120,075         247,446               --              --
Receivable for securities lending income .........................              --           1,496               --          15,328
Other assets .....................................................           2,513          11,434            4,385          42,300
                                                                     --------------------------------------------------------------
TOTAL ASSETS .....................................................   $  12,409,331   $  57,081,864    $  99,529,567   $ 981,943,590
                                                                     --------------------------------------------------------------

LIABILITIES
Bank overdrafts ..................................................              --          63,328               --              --
Payable upon return of securities loaned .........................              --       6,784,029               --      64,665,999
Payable for securities purchased .................................         383,290              --               --              --
Payable for capital shares redeemed ..............................              --          92,957           23,756       2,716,910
Payable to Advisor ...............................................          10,200          43,880           54,900         563,188
Payable to other affiliates ......................................           2,539          21,086            6,774         148,987
Payable to Trustees ..............................................           3,596           2,240            2,536           2,443
Other accrued expenses and liabilities ...........................          35,261         105,999           36,079         289,818
                                                                     --------------------------------------------------------------
TOTAL LIABILITIES ................................................   $     434,886   $   7,113,519    $     124,045   $  68,387,345
                                                                     --------------------------------------------------------------

NET ASSETS .......................................................   $  11,974,445   $  49,968,345    $  99,405,522   $ 913,556,245
                                                                     ==============================================================

NET ASSETS CONSIST OF:
Paid-in capital ..................................................   $  10,324,014   $  92,659,992    $  86,036,366   $ 881,779,158
Undistributed net investment income ..............................              --              --          224,747              --
Accumulated net realized gains (losses) from security
   transactions ..................................................         338,809     (47,945,195)         920,196    (105,437,287)
Net unrealized appreciation on investments .......................       1,311,622       5,253,548       12,224,213     137,214,374
                                                                     --------------------------------------------------------------
NET ASSETS .......................................................   $  11,974,445   $  49,968,345    $  99,405,522   $ 913,556,245
                                                                     ==============================================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares ........................   $   5,846,348   $  35,722,985    $  95,174,633   $ 656,581,784
                                                                     ==============================================================
Shares of beneficial interest outstanding (unlimited number
    of shares authorized, no par value) ..........................         502,296       1,721,895        8,376,042      29,765,231
                                                                     ==============================================================
Net asset value and redemption price per share ...................   $       11.64   $       20.75    $       11.36   $       22.06
                                                                     ==============================================================
Maximum offering price per share .................................   $       12.35   $       22.02    $       12.05   $       23.41
                                                                     ==============================================================
PRICING OF CLASS B SHARES
Net assets attributable to Class B shares ........................   $          --   $   2,288,202    $          --   $  26,669,125
                                                                     ==============================================================
Shares of beneficial interest outstanding (unlimited number
    of shares authorized, no par value) ..........................              --         118,059               --       1,242,631
                                                                     ==============================================================
Net asset value, offering price and redemption price per share* ..   $          --   $       19.38    $          --   $       21.46
                                                                     ==============================================================

STATEMENTS OF ASSETS AND LIABILITIES
(CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      DIVERSIFIED                       LARGE CAP
                                                                       SMALL CAP         GROWTH            CORE          LARGE CAP
                                                                         GROWTH      OPPORTUNITIES        EQUITY          GROWTH
                                                                          FUND            FUND             FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
PRICING OF CLASS C SHARES
Net assets attributable to Class C shares ........................    $         --   $  11,957,158    $   4,230,889   $ 190,261,607
                                                                     ==============================================================
Shares of beneficial interest outstanding (unlimited number
    of shares authorized, no par value) ..........................              --         609,249          374,595      8,840,516
                                                                     ==============================================================
Net asset value, offering price and redemption price per share*...    $         --   $       19.63    $       11.29   $       21.52
                                                                     ==============================================================

PRICING OF CLASS Y SHARES
Net assets attributable to Class Y shares ........................    $  6,128,097   $          --    $          --   $  40,043,729
                                                                     ==============================================================
Shares of beneficial interest outstanding (unlimited number
    of shares authorized, no par value) ..........................         525,756              --               --       1,804,866
                                                                     ==============================================================
Net asset value, offering price and redemption price per share....    $      11.66   $          --    $          --   $       22.19
                                                                     ==============================================================

*     Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
(CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
                                                                       LARGE CAP     MICRO CAP        MID CAP        SMALL CAP
                                                                         VALUE         GROWTH         GROWTH          GROWTH
                                                                          FUND          FUND            FUND           FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
  At cost .........................................................   $46,507,240   $70,348,491   $1,075,784,590   $ 69,835,743
                                                                      =========================================================
  Affiliated securities at market value ...........................   $ 5,195,264   $   329,258   $   25,143,633   $  1,217,649
  Non-affiliated securities at market value .......................    43,061,264    91,174,275    1,256,546,600     77,945,075
                                                                      ---------------------------------------------------------
  At market value - including $3,373,625, $18,344,621, $140,811,923 and $16,131,203 of securities loaned for the Large Cap Value
    Fund, Micro Cap Growth Fund, Mid Cap Growth Fund, and
    Small Cap Growth Fund, respectively ...........................    48,256,528    91,503,533    1,281,690,233     79,162,724
Dividends and interest receivable .................................        28,416         4,508          702,199         18,665
Receivable for capital shares sold ................................       490,594        62,586        1,853,340         59,146
Receivable for securities sold ....................................         7,602     1,230,183        1,177,503        812,620
Receivable for securities lending income ..........................           135         9,106            7,991         19,285
Other assets ......................................................        16,083         8,060           32,467         19,579
                                                                      ---------------------------------------------------------
TOTAL ASSETS ......................................................   $48,799,358   $92,817,976   $1,285,463,733   $ 80,092,019
                                                                      ---------------------------------------------------------
LIABILITIES
Bank overdrafts ...................................................            --       110,759               --          4,689
Payable upon return of securities loaned ..........................     3,434,651    19,191,937      144,317,912     16,676,886
Payable for capital shares redeemed ...............................        31,347       249,590        2,853,085        264,268
Payable for securities purchased ..................................       439,564     1,076,060        1,810,183        770,784
Payable to Advisor ................................................        27,239        75,665          758,983         27,065
Payable to other affiliates .......................................         4,026        15,241          308,511         16,324
Payable to Trustees ...............................................         2,562         4,433            4,427          2,252
Other accrued expenses and liabilities ............................        31,348        55,901          812,542         57,392
                                                                      ---------------------------------------------------------
TOTAL LIABILITIES .................................................   $ 3,970,737   $20,779,586   $  150,865,643   $ 17,819,660
                                                                      ---------------------------------------------------------
NET ASSETS ........................................................   $44,828,621   $72,038,390   $1,134,598,090   $ 62,272,359
                                                                      =========================================================
NET ASSETS CONSIST OF:
Paid-in capital ...................................................   $42,135,029   $57,628,309   $  909,173,512   $ 74,175,873
Undistributed net investment income ...............................        12,055            --               --             --
Accumulated net realized gains (losses) from security
  transactions ....................................................       932,249    (6,744,961)      19,518,935    (21,230,495)
Net unrealized appreciation on investments ........................     1,749,288    21,155,042      205,905,643      9,326,981
                                                                      ---------------------------------------------------------
NET ASSETS ........................................................   $44,828,621   $72,038,390   $1,134,598,090   $ 62,272,359
                                                                      ---------------------------------------------------------
PRICING OF CLASS A SHARES
Net assets attributable to Class A shares .........................   $29,609,234   $45,536,325   $  713,665,695   $ 32,662,308
                                                                      =========================================================
Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value) .............................     2,655,498     3,507,806       29,531,494      1,965,252
                                                                      =========================================================
Net asset value and redemption price per share ....................   $     11.15   $     12.98   $        24.17   $      16.62
                                                                      =========================================================
Maximum offering price per share ..................................   $     11.83   $     13.77   $        25.64   $      17.63
                                                                      =========================================================
PRICING OF CLASS B SHARES
Net assets attributable to Class B shares .........................   $        --   $        --   $   74,935,483   $  4,876,111
                                                                      =========================================================
Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value) .............................            --            --        3,526,701        302,229
                                                                      =========================================================
Net asset value, offering price and redemption price per share* ...   $        --   $        --   $        21.25   $      16.13
                                                                      =========================================================

STATEMENTS OF ASSETS AND LIABILITIES
(CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
                                                                       LARGE CAP     MICRO CAP        MID CAP        SMALL CAP
                                                                         VALUE         GROWTH         GROWTH          GROWTH
                                                                          FUND          FUND            FUND           FUND
-------------------------------------------------------------------------------------------------------------------------------
PRICING OF CLASS C SHARES
Net assets attributable to Class C shares .........................   $15,219,387   $26,062,317   $  345,996,912   $  8,727,626
                                                                      =========================================================
Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value) .............................     1,372,534     2,048,781       16,267,464        540,540
                                                                      =========================================================
Net asset value, offering price and redemption price per share* ...   $     11.09   $     12.72   $        21.27   $      16.15
                                                                      =========================================================
PRICING OF CLASS Y SHARES
Net assets attributable to Class Y shares .........................   $        --   $   439,748   $           --   $ 16,006,314
                                                                      =========================================================
Shares of beneficial interest outstanding (unlimited number
  of shares authorized, no par value) .............................            --        33,301               --        951,731
                                                                      =========================================================
Net asset value, offering price and redemption price per share ....   $        --   $     13.21   $           --   $      16.82
                                                                      =========================================================

*     Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2007
--------------------------------------------------------------------------------------------------------------------
                                                            DIVERSIFIED                      LARGE
                                                             SMALL CAP        GROWTH        CAP CORE     LARGE CAP
                                                               GROWTH     OPPORTUNITIES      EQUITY       GROWTH
                                                              FUND (B)         FUND           FUND         FUND
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends from affiliated securities ....................    $    2,334    $     27,743   $    80,158   $    717,560
Dividends from non-affiliated securities (A) ............        13,360         460,000     1,448,862     10,142,730
Interest ................................................            --           2,908           746          3,592
Income from securities loaned ...........................            --           7,713            20        155,270
                                                            --------------------------------------------------------
TOTAL INVESTMENT INCOME .................................        15,694         498,364     1,529,786     11,019,152
                                                            ========================================================
EXPENSES
Investment advisory fees ................................        65,039         705,662       474,047      7,703,319
Distribution expenses, Class A ..........................         7,742         135,061       172,667      1,989,677
Distribution expenses, Class B ..........................            --          26,783         6,116        270,106
Distribution expenses, Class C ..........................            --         165,569        31,603      1,983,256
Transfer Agent fees, Class A ............................         4,000          95,809        32,595        832,479
Transfer Agent fees, Class B ............................            --          11,399         4,373         36,701
Transfer Agent fees, Class C ............................            --          44,403        11,033        167,212
Transfer Agent fees, Class Y ............................         4,000              --            --         10,575
Administration fees .....................................         7,483          60,668        59,032        829,815
Postage and supplies ....................................        10,264         119,255        29,625        508,835
Reports to shareholders .................................         9,500          37,191        12,144        228,842
Custodian fees ..........................................         2,300          23,207        19,381        188,411
Registration fees .......................................            --             125            65          2,833
Registration fees, Class A ..............................           413          11,541        10,108         86,909
Registration fees, Class B ..............................            --           7,398         7,415         13,701
Registration fees, Class C ..............................            --          11,321         8,906         26,763
Registration fees, Class Y ..............................           402              --            --         13,996
Accounting services fees ................................        10,347          34,750        29,125         57,375
Professional fees .......................................        16,100          20,528        19,984         64,211
Sponsor fees ............................................         6,767              --        95,624             --
Trustees' fees and expenses .............................         6,300           9,961         8,885          8,004
Compliance fees and expenses ............................           600             657         1,514          5,093
Other expenses ..........................................         2,101           5,783         1,937         36,315
                                                            --------------------------------------------------------
TOTAL EXPENSES ..........................................       153,358       1,527,071     1,036,179     15,064,428
Sponsor fees waived .....................................        (6,767)             --       (95,624)            --
Fees waived and/or expenses reimbursed by the Advisor ...       (67,594)        (35,763)      (75,284)      (728,209)
Fees reduced by Custodian ...............................            --              --            --        (33,469)
                                                            --------------------------------------------------------
NET EXPENSES ............................................        78,997       1,491,308       865,271     14,302,750
                                                            --------------------------------------------------------
NET INVESTMENT INCOME (LOSS) ............................       (63,303)       (992,944)      664,515     (3,283,598)
                                                            --------------------------------------------------------
REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions ..       402,112       6,243,275     3,935,114    (76,218,132)
Net change in unrealized appreciation/
  depreciation on investments ...........................     1,311,622     (12,350,574)    5,433,488      5,246,299
                                                            --------------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS ........................................     1,713,734      (6,107,299)    9,368,602    (70,971,833)
                                                            --------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS .......................................    $1,650,431    $ (7,100,243)  $10,033,117   $(74,255,431)
                                                            ========================================================
(A)   Net of foreign tax withholding of: ................    $       --    $        568   $        --   $     22,363

(B) Represents the period from commencement of operations (September 6, 2006) through March 31, 2007.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
(CONTINUED)
-----------------------------------------------------------------------------------------------------------
                                                         LARGE CAP   MICRO CAP      MID CAP      SMALL CAP
                                                           VALUE      GROWTH        GROWTH        GROWTH
                                                           FUND        FUND          FUND          FUND
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME

Dividends from affiliated securities ................   $  115,652  $    40,150  $  1,681,037  $    444,801
Dividends from non-affiliated securities (A) ........      388,860      233,697     7,099,900       588,089
Interest ............................................          923          720         5,427        45,250
Income from securities loaned .......................        7,369      242,277        34,370       514,472
                                                        ---------------------------------------------------
TOTAL INVESTMENT INCOME .............................      512,804      516,844     8,820,734     1,592,612
                                                        ===================================================
EXPENSES

Investment advisory fees ............................      204,009    1,029,804     8,436,781     2,560,791
Distribution expenses, Class A ......................       50,584      130,015     1,627,063        96,624
Distribution expenses, Class B ......................           --           --       750,916        71,011
Distribution expenses, Class C ......................       69,678      296,934     3,286,805       142,779
Sponsor fees ........................................       34,389      127,496     1,555,989       377,148
Transfer Agent fees, Class A ........................       15,700       94,935       768,014       122,184
Transfer Agent fees, Class B ........................           --           --       119,820        15,515
Transfer Agent fees, Class C ........................       13,507       37,223       399,584        29,875
Transfer Agent fees, Class Y ........................           --        9,293            --        18,263
Administration fees .................................       29,471       72,334       863,192       123,324
Postage and supplies ................................       22,821       76,151       738,255       130,099
Reports to shareholders .............................       11,903       32,654       314,789       102,468
Registration fees ...................................           87        3,589         1,436         1,421
Registration fees, Class A ..........................       18,966       16,394        34,188        12,738
Registration fees, Class B ..........................           --          --         14,020        10,447
Registration fees, Class C ..........................       18,901       12,688        23,095        11,938
Registration fees, Class Y ..........................           --        9,822            --        38,319
Custodian fees ......................................        7,521       27,011       129,105        43,918
Accounting services fees ............................       23,625       33,750        51,750        48,375
Professional fees ...................................       17,611       19,757        58,686        28,346
Trustees' fees and expenses .........................       10,041        9,941         9,989         7,858
Compliance fees and expenses ........................          700          736         4,714         1,248
Other expenses ......................................        1,826        6,164        30,289         9,257
                                                        ---------------------------------------------------
TOTAL EXPENSES ......................................      551,340    2,046,691    19,218,480     4,003,946
Sponsor fees waived .................................      (34,389)    (127,496)     (373,593)     (377,148)
Fees waived and/or expenses reimbursed by the
  Advisor ...........................................      (97,532)     (86,242)           --       (78,214)
Fees reduced by Custodian ...........................           --       (5,649)           --       (10,714)
                                                        ---------------------------------------------------
NET EXPENSES ........................................      419,419    1,827,304    18,844,887     3,537,870
                                                        ---------------------------------------------------
NET INVESTMENT INCOME (LOSS) ........................       93,385   (1,310,460)  (10,024,153)   (1,945,258)
                                                        ---------------------------------------------------
REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS

Net realized gains (losses) from security
  transactions ......................................    1,554,882   (3,907,984)   86,707,430   (16,494,317)
Net change in unrealized appreciation/
  depreciation on investments .......................    1,614,303      138,263    12,538,286   (69,830,999)
                                                        ---------------------------------------------------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS ....................................    3,169,185   (3,769,721)   99,245,716   (86,325,316)
                                                        ---------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS ...................................   $3,262,570  $(5,080,181) $ 89,221,563  $(88,270,574)
                                                        ===================================================
(A) Net of foreign tax withholding of: ..............   $    1,048  $        --  $     17,030  $         --

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------
                                                                        DIVERSIFIED            GROWTH
                                                                         SMALL CAP         OPPORTUNITIES
                                                                        GROWTH FUND             FUND
---------------------------------------------------------------------------------------------------------------
                                                                           PERIOD        YEAR          YEAR
                                                                            ENDED        ENDED         ENDED
                                                                          MARCH 31,    MARCH 31,     MARCH 31,
                                                                          2007 (A)       2007          2007
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS

Net investment loss .................................................   $   (63,303) $   (992,944) $ (1,474,605)
Net realized gains from security transactions .......................       402,112     6,243,275    11,406,421
Net change in unrealized appreciation/depreciation on investments ...     1,311,622   (12,350,574)   10,683,651
                                                                        ---------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ...............     1,650,431    (7,100,243)   20,615,467
                                                                        ---------------------------------------
FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold ...........................................     5,026,414     9,737,523    21,208,137
Payments for shares redeemed ........................................        (1,400)  (66,577,364)  (20,506,533)
                                                                        ---------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS A  SHARE
  TRANSACTIONS ......................................................     5,025,014   (56,839,841)      701,604
                                                                        ---------------------------------------
CLASS B
Proceeds from shares sold ...........................................            --       178,893       212,449
Payments for shares redeemed ........................................            --      (928,261)     (597,425)
                                                                        ---------------------------------------
NET DECREASE IN NET ASSETS FROM CLASS B SHARE TRANSACTIONS ..........            --      (749,368)     (384,976)
                                                                        ---------------------------------------
CLASS C
Proceeds from shares sold ...........................................            --     1,159,910     1,780,414
Payments for shares redeemed ........................................            --   (10,148,048)   (5,233,525)
                                                                        ---------------------------------------
NET DECREASE IN NET ASSETS FROM CLASS C SHARE TRANSACTIONS ..........            --    (8,988,138)   (3,453,111)
                                                                        ---------------------------------------
CLASS Y
Proceeds from shares sold ...........................................     5,299,000            --            --
                                                                        ---------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS .............................    11,974,445   (73,677,590)   17,478,984

NET ASSETS
Beginning of period .................................................            --   123,645,935   106,166,951
                                                                        ---------------------------------------
End of period .......................................................   $11,974,445  $ 49,968,345  $123,645,935
                                                                        =======================================
UNDISTRIBUTED NET INVESTMENT INCOME .................................   $        --  $         --  $         --
                                                                        =======================================

(A) Represents the period from commencement of operations (September 6, 2006) through March 31, 2007.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                             LARGE CAP CORE                    LARGE CAP
                                                                               EQUITY FUND                    GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR           YEAR            YEAR             YEAR
                                                                          ENDED         ENDED            ENDED            ENDED
                                                                        MARCH 31,      MARCH 31,       MARCH 31,        MARCH 31,
                                                                          2007           2006            2007             2006
-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss) .......................................   $   664,515   $    184,134   $   (3,283,598)  $   (1,803,898)
Net realized gains (losses) from security transactions .............     3,935,114       (107,665)     (76,218,132)      31,472,152
Net change in unrealized appreciation/depreciation on investments ..     5,433,488      2,459,434        5,246,299       86,612,989
                                                                       ------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..............    10,033,117      2,535,903      (74,255,431)     116,281,243
                                                                       ------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A ................................      (612,288)       (18,047)              --               --
From net investment income, Class B ................................        (6,537)        (1,229)              --               --
From net investment income, Class C ................................        (5,077)          (883)              --               --
                                                                       ------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..........      (623,902)       (20,159)              --               --

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold ..........................................     4,816,716     14,836,971      358,732,151      568,379,032
Reinvested distributions ...........................................       604,929         17,934               --               --
Proceeds from shares issued in connection with acquisition .........    59,728,074             --               --               --
Payments for shares redeemed .......................................    (4,788,529)      (725,593)    (483,563,307)     (92,877,929)
                                                                       ------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS A SHARE
  TRANSACTIONS .....................................................    60,361,190     14,129,312     (124,831,156)     475,501,103
                                                                       ------------------------------------------------------------
CLASS B
Proceeds from shares sold ..........................................       104,544        140,037        6,607,084       16,436,489
Reinvested distributions ...........................................         5,697          1,059               --               --
Payments for shares redeemed .......................................    (1,780,230)      (254,100)      (5,912,510)      (2,160,230)
                                                                       ------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS B SHARE
  TRANSACTIONS .....................................................    (1,669,989)      (113,004)         694,574       14,276,259
                                                                       ------------------------------------------------------------
CLASS C
Proceeds from shares sold ..........................................     2,011,754        497,532       76,446,276      133,078,009
Reinvested distributions ...........................................         4,228            694               --               --
Proceeds from shares issued in connection with acquisition .........     1,712,923             --               --               --
Payments for shares redeemed .......................................    (1,228,598)      (893,879)     (62,773,183)      (8,919,886)
                                                                       ------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS C SHARE
  TRANSACTIONS .....................................................     2,500,307       (395,653)      13,673,093      124,158,123
                                                                       ------------------------------------------------------------
CLASS Y
Proceeds from shares sold ..........................................            --             --       45,211,834       26,164,019
Payments for shares redeemed .......................................            --             --      (68,302,970)     (11,438,736)
                                                                       ------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS Y SHARE
  TRANSACTIONS .....................................................            --             --      (23,091,136)      14,725,283
                                                                       ------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ............................    70,600,723     16,136,399     (207,810,056)     744,942,011

NET ASSETS
Beginning of year ..................................................    28,804,799     12,668,400    1,121,366,301      376,424,290
End of year ........................................................   $99,405,522   $ 28,804,799   $  913,556,245   $1,121,366,301
                                                                       ============================================================
UNDISTRIBUTED NET INVESTMENT INCOME ................................   $   224,747   $    184,135   $           --   $           --
                                                                       ============================================================

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     LARGE CAP                 MICRO CAP
                                                                                    VALUE FUND                GROWTH FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR          PERIOD         YEAR          YEAR
                                                                              ENDED          ENDED         ENDED         ENDED
                                                                            MARCH 31,      MARCH 31,      MARCH 31,    MARCH 31,
                                                                              2007         2006 (A)         2007          2006
---------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss) ...........................................   $    93,385   $    10,661   $ (1,310,460)  $  (893,698)
Net realized gains (losses) from security transactions .................     1,554,882        57,477     (3,907,984)      (55,796)
Net change in unrealized appreciation/depreciation on investments ......     1,614,303       134,985        138,263    14,612,858
                                                                           ------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..................     3,262,570       203,123     (5,080,181)   13,663,364
                                                                           ------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A ....................................       (81,628)           --             --            --
From net investment income, Class C ....................................       (10,363)           --             --            --
From net realized gains on security transactions, Class A ..............      (476,738)           --             --            --
From net realized gains on security transactions, Class C ..............      (203,372)           --             --            --
                                                                           ------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ..............      (772,101)           --             --            --
                                                                           ------------------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold ..............................................    16,829,887    11,482,648     10,143,744    31,959,289
Reinvested distributions ...............................................       473,417            --             --            --
Payments for shares redeemed ...........................................    (1,249,158)           --    (23,441,837)   11,352,679)
                                                                           ------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS A SHARE TRANSACTIONS ..    16,054,146    11,482,648    (13,298,093)   20,606,610
                                                                           ------------------------------------------------------
CLASS C
Proceeds from shares sold ..............................................    14,128,900       559,096      6,573,633    15,256,655
Reinvested distributions ...............................................       175,377            --             --            --
Payments for shares redeemed ...........................................      (265,138)           --    (11,867,742)   (2,837,606)
                                                                           ------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS C SHARE TRANSACTIONS ..    14,039,139       559,096     (5,294,109)   12,419,049
                                                                           ------------------------------------------------------
CLASS Y
Proceeds from shares sold ..............................................            --            --        369,176       620,735
Payments for shares redeemed ...........................................            --            --       (559,072)      (11,089)
                                                                           ------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS Y SHARE TRANSACTIONS ..            --            --       (189,896)      609,646
                                                                           ------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ................................    32,583,754    12,244,867    (23,862,279)   47,298,669

NET ASSETS
Beginning of period ....................................................    12,244,867            --     95,900,669    48,602,000
                                                                           ------------------------------------------------------
End of period ..........................................................   $44,828,621   $12,244,867   $ 72,038,390   $95,900,669
                                                                           ======================================================
UNDISTRIBUTED NET INVESTMENT INCOME ....................................   $    12,055   $    10,661   $         --   $        --
                                                                           ======================================================

(A) Represents the period from commencement of operations (March 6, 2006) through March 31, 2006.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
(CONTINUED)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                MID CAP                         SMALL CAP
                                                                              GROWTH FUND                      GROWTH FUND
----------------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR             YEAR           YEAR             YEAR
                                                                         ENDED            ENDED          ENDED           ENDED
                                                                       MARCH 31,        MARCH 31,       MARCH 31,        MARCH
                                                                         2007             2006            2007          31, 2006
----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss ..............................................  $  (10,024,153)  $   (8,207,217)  $  (1,945,258)  $ (2,478,495)
Net realized gains (losses) from security transactions ...........      86,707,430      110,218,729     (16,494,317)    (2,306,993)
Net change in unrealized appreciation/depreciation on
  investments ....................................................      12,538,286       87,621,113     (69,830,999)    63,629,222
                                                                    --------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ............      89,221,563      189,632,625     (88,270,574)    58,843,734
                                                                    --------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS

From net realized gains on security transactions, Class A ........     (51,726,255)     (48,278,538)             --             --
From net realized gains on security transactions, Class B ........      (6,541,309)      (6,904,962)             --             --
From net realized gains on security transactions, Class C ........     (28,926,766)     (27,469,527)             --             --
                                                                    --------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS ........     (87,194,330)     (82,653,027)             --             --
                                                                    --------------------------------------------------------------
FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold ........................................     227,924,543      182,193,772      11,676,005     16,421,249
Reinvested distributions .........................................      43,071,390       40,192,341              --             --
Payments for shares redeemed .....................................    (202,778,708)    (227,066,281)    (22,640,484)   (13,567,855)
                                                                    --------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS A SHARE
  TRANSACTIONS ...................................................      68,217,225       (4,680,168)    (10,964,479)     2,853,394
                                                                    --------------------------------------------------------------
CLASS B
Proceeds from shares sold ........................................       6,454,411        5,341,975         215,598        530,205
Reinvested distributions .........................................       4,916,368        5,214,041              --             --
Payments for shares redeemed .....................................     (15,047,214)     (10,398,008)     (4,066,713)    (1,277,366)
                                                                    --------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS B SHARE
  TRANSACTIONS ...................................................      (3,676,435)         158,008      (3,851,115)      (747,161)
                                                                    --------------------------------------------------------------
CLASS C
Proceeds from shares sold ........................................      65,445,122       64,491,763       1,489,190      3,804,161
Reinvested distributions .........................................      18,600,380       17,374,992              --             --
Payments for shares redeemed .....................................     (62,935,807)     (69,103,989)    (11,121,847)    (5,269,759)
                                                                    --------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS C SHARE
  TRANSACTIONS ...................................................      21,109,695       12,762,766      (9,632,657)    (1,465,598)
                                                                    --------------------------------------------------------------
CLASS Y
Proceeds from shares sold ........................................              --               --     102,309,420    243,795,484
Payments for shares redeemed .....................................              --               --    (357,160,120)   (21,642,746)
                                                                    --------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS Y SHARE
  TRANSACTIONS ...................................................              --               --    (254,850,700)   222,152,738
                                                                    --------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..........................      87,677,718      115,220,204    (367,569,525)   281,637,107

NET ASSETS
Beginning of year ................................................   1,046,920,372      931,700,168     429,841,884    148,204,777
                                                                    --------------------------------------------------------------
End of year ......................................................  $1,134,598,090   $1,046,920,372   $  62,272,359   $429,841,884
                                                                    --------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME ..............................  $           --   $           --   $          --   $         --
                                                                    ==============================================================

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP GROWTH FUND--CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                         PERIOD
                                                                         ENDED
                                                                       MARCH 31,
                                                                        2007 (A)
--------------------------------------------------------------------------------
Net asset value at beginning of period .............................      $10.00
                                                                          ------
Income (loss) from investment operations:
  Net investment loss ..............................................       (0.07)
  Net realized and unrealized gains on investments .................        1.71
                                                                          ------
Total from investment operations ...................................        1.64
                                                                          ------
Net asset value at end of period ...................................      $11.64
                                                                          ======
Total return(B) ....................................................       16.40%(C)
                                                                          ======
Net assets at end of period (000's) ................................      $5,846
                                                                          ======
Ratio of net expenses to average net assets ........................        1.40%(D)
Ratio of net investment loss to average net assets .................       (1.15%)(D)
Portfolio turnover rate ............................................          86%(D)

(A) Represents the period from commencement of operations (September 6, 2006) through March 31, 2007.

(B)   Total return shown excludes the effect of applicable sales loads.

(C)   Not Annualized.

(D)   Annualized.

DIVERSIFIED SMALL CAP GROWTH FUND--CLASS Y
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                        PERIOD
                                                                        ENDED
                                                                       MARCH 31,
                                                                        2007 (A)
                                                                       ---------
Net asset value at beginning of period .............................      $10.00
                                                                          ------
Income (loss) from investment operations:
    Net investment loss ............................................       (0.05)
    Net realized and unrealized gains on investments ...............        1.71
                                                                          ------
Total from investment operations ...................................        1.66
                                                                          ------
Net asset value at end of period ...................................      $11.66
                                                                          ======
Total return .......................................................       16.60%(B)
                                                                          ======
Net assets at end of period (000's) ................................      $6,128
                                                                          ======
Ratio of net expenses to average net assets ........................        1.15%(C)
Ratio of net investment loss to average net assets .................       (0.90%)(C)
Portfolio turnover rate ............................................          86%(C)

(A) Represents the period from commencement of operations (September 6, 2006) through March 31, 2007.

(B)   Not annualized.

(C)   Annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(CONTINUED)
---------------------------------------------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND--CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
---------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED MARCH 31,
                                                                   --------------------------------------------------
                                                                     2007      2006      2005       2004       2003
---------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...........................   $ 21.57   $ 17.92   $ 18.06    $ 12.70   $ 18.18
Income (loss) from investment operations:
                                                                   ------------------------------------------------
    Net investment loss ........................................     (0.35)    (0.21)    (0.24)     (0.21)    (0.19)
    Net realized and unrealized gains (losses) on investments ..     (0.47)     3.86      0.10       5.57     (5.29)
                                                                   ------------------------------------------------
Total from investment operations ...............................     (0.82)     3.65     (0.14)      5.36     (5.48)
                                                                   ------------------------------------------------
Net asset value at end of year .................................   $ 20.75   $ 21.57   $ 17.92    $ 18.06   $ 12.70
                                                                   ================================================
Total return(A) ................................................     (3.80%)   20.37%    (0.78%)    42.20%   (30.14%)
                                                                   ================================================
Net assets at end of year (000's) ..............................   $35,723   $98,004   $81,313   $117,605   $84,472
                                                                   ================================================
Ratio of net expenses to average net assets ....................      1.79%     1.64%     1.68%      1.60%     1.83%
Ratio of net investment loss to average net assets .............     (1.12%)   (1.09%)   (1.14%)    (1.23%)   (1.40%)
Portfolio turnover rate ........................................       161%       80%       35%        47%       39%
Amount of debt outstanding at end of year (000's) ..............       n/a       n/a       n/a        n/a   $    --
Average daily amount of debt outstanding
    during the year (000's) ....................................       n/a       n/a       n/a        n/a   $   242(B)
Average daily number of capital shares
    outstanding during the year (000's) ........................       n/a       n/a       n/a        n/a     8,916(B)
Average amount of debt per share during the year ...............       n/a       n/a       n/a        n/a   $  0.03(B)

(A)   Total returns shown exclude the effect of applicable sales loads.

(B)   Based on fund level shares outstanding.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(CONTINUED)
----------------------------------------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND--CLASS B
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED MARCH 31,
                                                                 -----------------------------------------------
                                                                  2007      2006      2005      2004       2003
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........................   $20.39    $16.97    $17.31    $12.13    $ 17.78
                                                                 -----------------------------------------------
Income (loss) from investment operations:
  Net investment loss ........................................    (0.51)    (0.46)    (0.43)    (0.38)     (0.36)
  Net realized and unrealized gains (losses) on investments ..    (0.50)     3.88      0.09      5.56      (5.29)
                                                                 -----------------------------------------------
Total from investment operations .............................    (1.01)     3.42     (0.34)     5.18      (5.65)
                                                                 -----------------------------------------------
Net asset value at end of year ...............................   $19.38    $20.39    $16.97    $17.31    $ 12.13
                                                                 ===============================================
Total return(A) ..............................................    (4.95%)   20.15%    (1.96%)   42.70%    (31.78%)
                                                                 ===============================================
Net assets at end of year (000's) ............................   $2,288    $3,230    $3,064    $3,608    $ 2,463
                                                                 ===============================================
Ratio of net expenses to average net assets ..................     2.97%     2.97%     2.95%     2.84%      3.16%
Ratio of net investment loss to average net assets ...........    (2.24%)   (2.39%)   (2.38%)   (2.45%)    (2.71%)
Portfolio turnover rate ......................................      161%       80%       35%       47%        39%
Amount of debt outstanding at end of year (000's) ............      n/a       n/a       n/a       n/a    $    --
Average daily amount of debt outstanding
  during the year (000's) ....................................      n/a       n/a       n/a       n/a    $   242(B)
Average daily number of capital shares outstanding
  during the year (000's) ....................................      n/a       n/a       n/a       n/a      8,916(B)
Average amount of debt per share during the year .............      n/a       n/a       n/a       n/a    $  0.03(B)

(A)   Total returns shown exclude the effect of applicable sales loads.

(B)   Based on fund level shares outstanding.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(CONTINUED)
--------------------------------------------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND--CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                                 ---------------------------------------------------
                                                                   2007       2006       2005       2004       2003
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........................   $ 20.60    $ 17.11    $ 17.39    $ 12.17    $ 17.78
                                                                 ---------------------------------------------------
Income (loss) from investment operations:
  Net investment loss ........................................     (0.54)     (0.40)     (0.40)     (0.37)     (0.36)
  Net realized and unrealized gains (losses) on investments ..     (0.43)      3.89       0.12       5.59      (5.25)
                                                                 ---------------------------------------------------
Total from investment operations .............................     (0.97)      3.49      (0.28)      5.22      (5.61)
                                                                 ---------------------------------------------------
Net asset value at end of year ...............................   $ 19.63    $ 20.60    $ 17.11    $ 17.39    $ 12.17
                                                                 ===================================================
Total return(A) ..............................................     (4.71%)    20.40%     (1.61%)    42.89%    (31.55%)
                                                                 ===================================================
Net assets at end of year (000's) ............................   $11,957    $22,412    $21,789    $28,470    $21,727
                                                                 ===================================================
Ratio of net expenses to average net assets ..................      2.71%      2.57%      2.61%      2.60%      2.87%
Ratio of net investment loss to
  average net assets .........................................     (2.00%)    (2.01%)    (2.04%)    (2.21%)    (2.42%)
Portfolio turnover rate ......................................       161%        80%        35%        47%        39%
Amount of debt outstanding at end of year (000's) ............       n/a        n/a        n/a        n/a    $    --
Average daily amount of debt outstanding
  during the year (000's) ....................................       n/a        n/a        n/a        n/a    $   242(B)
Average daily number of capital shares
  outstanding during the year (000's) ........................       n/a        n/a        n/a        n/a      8,916(B)
Average amount of debt per share during the year .............       n/a        n/a        n/a        n/a    $  0.03(B)

(A)   Total returns shown exclude the effect of applicable sales loads.

(B)   Based on fund level shares outstanding.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(CONTINUED)
-----------------------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND--CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED MARCH 31,
                                                                 ------------------------------------------------
                                                                   2007      2006     2005     2004         2003
-----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........................   $ 10.49   $  9.48   $ 9.10   $ 6.71      $  9.19
                                                                 ------------------------------------------------
Income (loss) from investment operations:
  Net investment income ......................................      0.11      0.06     0.11     0.07         0.06
  Net realized and unrealized gains (losses) on investments ..      0.91      0.96     0.38     2.37        (2.46)
                                                                 ------------------------------------------------
Total from investment operations .............................      1.02      1.02     0.49     2.44        (2.40)
                                                                 ------------------------------------------------
Dividends from net investment income .........................     (0.15)    (0.01)   (0.11)   (0.05)       (0.08)
                                                                 ------------------------------------------------
Net asset value at end of year ...............................   $ 11.36   $ 10.49   $ 9.48   $ 9.10      $  6.71
                                                                 ================================================
Total return(A) ..............................................      9.83%    10.74%    5.32%   36.41%      (26.19%)
                                                                 ================================================
Net assets at end of year (000's) ............................   $95,175   $25,693   $9,328   $8,783      $ 6,109
                                                                 ================================================
Ratio of net expenses to average net assets ..................      1.15%     1.00%    1.00%    0.97%(B)     1.00%
Ratio of net investment income to average net assets .........      0.97%     1.03%    1.18%    0.85%(B)     0.90%
Portfolio turnover rate ......................................        54%        6%       7%      10%          29%

(A)   Total returns shown exclude the effect of applicable sales loads.

(B) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 1.00% and the ratio of net investment income to average net assets would have been 0.82%.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(CONTINUED)
-----------------------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND--CLASS B
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------
                                                  PERIOD                                                  PERIOD
                                                   ENDED               YEAR ENDED MARCH 31,               ENDED
                                                 AUG. 11,     -------------------------------------     MARCH 31,
                                                  2006(A)      2006     2005     2004         2003       2002(B)
-----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......   $10.35       $ 9.42   $ 9.04   $ 6.69      $  9.13        $ 9.50
                                                 ----------------------------------------------------------------
Income(loss) from investment operations:
  Net investment income ......................     0.01         0.03     0.04     0.01         0.01          0.02
  Net realized and unrealized gains
    (losses) on investments ..................    (0.24)        0.91     0.37     2.36        (2.45)        (0.37)
                                                 ----------------------------------------------------------------
Total from investment operations .............    (0.23)        0.94     0.41     2.37        (2.44)        (0.35)
                                                 ----------------------------------------------------------------
Dividends from net investment income .........    (0.04)       (0.01)   (0.03)   (0.02)        0.00(C)      (0.02)
                                                 ----------------------------------------------------------------
Net asset value at end of period .............   $10.08       $10.35   $ 9.42   $ 9.04      $  6.69        $ 9.13
                                                 ================================================================
Total return(D) ..............................    (2.22%)(E)    9.95%    4.55%   35.37%      (26.70%)       (3.60%)(E)
                                                 ================================================================
Net assets at end of period(000's) ...........   $1,639       $1,713   $1,665   $1,456      $   729        $  860
                                                 ================================================================
Ratio of net expenses to average net assets ..     1.90%(F)     1.75%    1.75%    1.72%(G)     1.75%         1.75%(F)
Ratio of net investment income to average net
  assets .....................................     0.30%(F)     0.26%    0.46%    0.10%(G)     0.18%         0.03%(F)
Portfolio turnover rate ......................       54%(F)        6%       7%      10%          29%            9%(F)

(A) On August 11, 2006, Class B shares were merged into Class A shares in connection with an Agreement and Plan of Reorganization approved by shareholders (see Note 8).

(B) Represents the period from the commencement of operations (May 1, 2001) through March 31, 2002.

(C)   Amount rounds to less than $0.01 per share.

(D)   Total returns shown exclude the effect of applicable sales loads.

(E)   Not annualized.

(F)   Annualized

(G) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 1.75% and the ratio of net investment income to average net assets would have been 0.07%.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(CONTINUED)
----------------------------------------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND--CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED MARCH 31,
                                                                 -----------------------------------------------
                                                                  2007      2006     2005     2004         2003
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ..........................  $10.39    $ 9.46   $ 9.08   $ 6.72      $ 9.13
                                                                 -----------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss) ................................   (0.02)     0.03     0.04     0.01         0.01
  Net realized and unrealized gains (losses) on investments ...    0.96      0.91     0.37     2.37        (2.41)
                                                                 -----------------------------------------------
Total from investment operations ..............................    0.94      0.94     0.41     2.38        (2.40)
                                                                 -----------------------------------------------
Dividends from net investment income ..........................   (0.04)    (0.01)   (0.03)   (0.02)       (0.01)
                                                                 -----------------------------------------------
Net asset value at end of year ................................  $11.29    $10.39   $ 9.46   $ 9.08      $  6.72
                                                                 ===============================================
Total return(A) ...............................................    9.09%     9.91%    4.52%   35.38%      (26.32%)
                                                                 ===============================================
Net assets at end of year (000's) .............................  $4,231    $1,399   $1,675   $2,260      $   920
                                                                 ===============================================
Ratio of net expenses to average net assets ...................    1.90%     1.75%    1.75%    1.72%(B)    1.74%
Ratio of net investment income (loss) to average net assets ...   (0.26%)    0.26%    0.41%    0.13%(B)    0.18%
Portfolio turnover rate .......................................      54%        6%       7%      10%         29%

(A)   Total returns shown exclude the effect of applicable sales loads.

(B) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 1.75% and the ratio of net investment income to average net assets would have been 0.10%.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND--CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------------------------
                                                                                             THREE
                                                                                             MONTHS          YEAR ENDED
                                                               YEAR ENDED MARCH 31,          ENDED          DECEMBER 31,
                                                        --------------------------------   MARCH 31,     -----------------
                                                          2007        2006        2005      2004(A)        2003     2002
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ..............   $ 23.26     $  19.84    $  17.31   $ 16.53       $ 12.19   $ 16.63
                                                        ------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss ...............................      (0.04)      (0.02)      (0.02)    (0.03)        (0.07)    (0.12)
  Net realized and unrealized gains
    (losses) on investments .........................      (1.16)       3.44        2.55      0.81          4.41     (4.32)
                                                        ------------------------------------------------------------------
Total from investment operations ....................      (1.20)       3.42        2.53      0.78          4.34     (4.44)
                                                        ------------------------------------------------------------------
Net asset value at end of period ....................   $  22.06    $  23.26    $  19.84   $ 17.31       $ 16.53   $ 12.19
                                                        ==================================================================
Total return(B) .....................................      (5.16%)     17.24%      14.62%     4.72%(C)     35.60%   (26.70%)
                                                        ==================================================================
Net assets at end of period (000's) .................   $656,582    $838,120    $274,121   $69,860       $62,187   $13,831
                                                        ==================================================================
Ratio of net expenses to average net assets .........       1.16%       1.17%       1.26%     1.30%(D)      1.39%     1.49%
Ratio of net investment loss to average net assets ..      (0.16%)     (0.13%)     (0.23%)   (0.78%)(D)    (0.93%)   (0.82%)
Portfolio turnover ..................................        115%        104%        127%       60%(D)        60%      115%

(A) Effective after the close of business on December 31, 2003, the Fund changed its fiscal year end to March 31.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(CONTINUED)
-------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND--CLASS B
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------------
                                                                                                  THREE
                                                                                                 MONTHS        PERIOD
                                                                       Year Ended March 31,       ENDED        ENDED
                                                                 ----------------------------   MARCH 31,    DECEMBER 31,
                                                                   2007       2006      2005     2004(A)      2003(B)
-------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......................   $ 22.83    $ 19.60   $ 17.24   $16.50             $15.45
                                                                 --------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss ........................................     (0.21)     (0.15)    (0.12)   (0.03)             (0.06)
  Net realized and unrealized gains (losses) on investments ..     (1.16)      3.38      2.48     0.77               1.11
                                                                 --------------------------------------------------------
Total from investment operations .............................     (1.37)      3.23      2.36     0.74               1.05
                                                                 --------------------------------------------------------
Net asset value at end of period .............................   $ 21.46    $ 22.83   $ 19.60   $17.24             $16.50
                                                                 ========================================================
Total return(C) ..............................................     (6.00%)    16.48%    13.69%    4.48%(D)           6.80%(D)
                                                                 ========================================================
Net assets at end of period (000's) ..........................   $26,669    $27,781   $10,579   $1,897             $1,003
                                                                 ========================================================
Ratio of net expenses to average net assets ..................      2.02%     2.08%      2.25%    2.25%(E)           2.22%(E)
Ratio of net investment loss to average net assets ...........     (0.98%)   (1.02%)    (1.23%)  (1.71%)(E)         (1.80%)(E)
Portfolio turnover rate ......................................       115%      104%       127%      60%(E)             60%(E)

(A) Effective after the close of business on December 31, 2003, the Fund changed its fiscal year end to March 31.

(B) Represents the period from commencement of operations (October 4, 2003) through December 31, 2003.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH FUND--CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------------------------
                                                                                                       THREE
                                                                             YEAR ENDED                MONTHS      PERIOD
                                                                              MARCH 31,                ENDED        ENDED
                                                                 --------------------------------    MARCH 31,    DEC. 31,
                                                                   2007        2006         2005      2004(A)     2003(B)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......................   $  22.88    $  19.62     $ 17.24    $16.50         $15.45
                                                                 ---------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss ........................................      (0.20)      (0.11)      (0.08)    (0.04)         (0.05)
  Net realized and unrealized gains (losses) on investments ..      (1.16)       3.37        2.46      0.78           1.10
                                                                 ---------------------------------------------------------
Total from investment operations .............................      (1.36)       3.26        2.38      0.74           1.05
                                                                 ---------------------------------------------------------
Net asset value at end of period .............................   $  21.52    $  22.88     $ 19.62    $17.24         $16.50
                                                                 =========================================================
Total return(C) ..............................................      (5.94%)     16.62%      13.81%     4.48%(D)       6.80%(D)
                                                                 =========================================================
Net assets at end of period (000's) ..........................   $190,261    $188,810     $48,446    $4,310         $2,465
                                                                 =========================================================
Ratio of net expenses to average net assets ..................       1.95%       1.98%       2.03%     2.25%(E)       2.21%(E)
Ratio of net investment loss to average net assets ...........      (0.92%)     (0.93%)     (0.97%)   (1.70%)(E)     (1.78%)(E)
Portfolio turnover rate ......................................        115%        104%        127%       60%(E)         60%(E)

(A) Effective after the close of business on December 31, 2003, the Fund changed its fiscal year end to March 31.

(B) Represents the period from commencement of operations (October 4, 2003) through December 31, 2003.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

LARGE CAP GROWTH FUND--CLASS Y
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------
                                                                      YEAR ENDED        PERIOD
                                                                       MARCH 31,         ENDED
                                                                  ------------------   MARCH 31
                                                                     2007     2006      2005(A)
                                                                  -----------------------------
Net asset value at beginning of period ........................   $ 23.33    $ 19.86    $ 18.34
                                                                  -----------------------------
Income (loss) from investment operations:
   Net investment income ......................................      0.06       0.03       0.01
   Net realized and unrealized gains (losses) on investments ..     (1.20)      3.44       1.51
                                                                  -----------------------------
Total from investment operations ..............................     (1.14)      3.47       1.52
                                                                  -----------------------------
Net asset value at end of period ..............................   $ 22.19    $ 23.33    $ 19.86
                                                                  =============================
Total return ..................................................     (4.89%)    17.47%      8.29%(B)
                                                                  =============================
Net assets at end of period (000's) ...........................   $40,044    $66,655    $43,279
                                                                  =============================
Ratio of net expenses to average net assets ...................      0.90%      0.93%      1.01%(C)
Ratio of net investment income to average net assets ..........      0.13%      0.12%      0.21%(C)
Portfolio turnover rate .......................................       115%       104%       127%(C)

(A) Represents the period from commencement of operations (November 10, 2004) through March 31, 2005.

(B)   Not annualized.

(C)   Annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(CONTINUED)
--------------------------------------------------------------------------------
LARGE CAP VALUE FUND--CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                              YEAR       PERIOD
                                                             ENDED       ENDED
                                                           MARCH 31,   MARCH 31,
                                                              2007      2006(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period .................    $ 10.19      $ 10.00
                                                            --------------------
Income from investment operations:
  Net investment income ................................       0.04         0.01
  Net realized and unrealized gains on investments .....       1.19         0.18
                                                            --------------------
Total from investment operations .......................       1.23         0.19
Less distributions:
  Dividends from net investment income .................      (0.04)          --
  Distributions from net realized gains ................      (0.23)          --
                                                            --------------------
Total distributions ....................................      (0.27)          --
                                                            --------------------
Net asset value at end of period .......................    $ 11.15      $ 10.19
                                                            ====================
Total return (B) .......................................      12.12%        1.90%(C)
                                                            ====================
Net assets at end of period (000's) ....................    $29,609      $11,684
                                                            ====================
Ratio of net expenses to average net assets ............       1.35%        1.30%(D)
Ratio of net investment income to average net assets ...       0.55%        1.34%(D)
Portfolio turnover rate ................................         57%          68%(D)

(A) Represents the period from commencement of operations (March 6, 2006) through March 31, 2006.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D)   Annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(CONTINUED)
--------------------------------------------------------------------------------------
LARGE CAP VALUE FUND--CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------
                                                                    YEAR       PERIOD
                                                                   ENDED       ENDED
                                                                 MARCH 31,   MARCH 31,
                                                                    2007      2006(A)
--------------------------------------------------------------------------------------
Net asset value at beginning of period .......................    $ 10.18       $10.00
                                                                  --------------------
Income (loss) from investment operations:
  Net investment income (loss) ...............................      (0.01)        0.00(B)
  Net realized and unrealized gains on investments ...........       1.17         0.18
                                                                  --------------------
Total from investment operations .............................       1.16         0.18
                                                                  --------------------
Less distributions:
  Dividends from net investment income .......................      (0.01)          --
  Distributions from net realized gains ......................      (0.24)          --
                                                                  --------------------
Total distributions ..........................................      (0.25)          --
                                                                  --------------------
Net asset value at end of period .............................    $ 11.09       $10.18
                                                                  ====================
Total return (C) .............................................      11.37%        1.80%(D)
                                                                  ====================
Net assets at end of period (000's) ..........................    $15,220       $  561
                                                                  ====================
Ratio of net expenses to average net assets ..................       2.10%        1.89%(E)
Ratio of net investment income (loss) to average net assets ..      (0.27%)       0.25%(E)
Portfolio turnover rate ......................................         57%          68%(E)

(A) Represents the period from commencement of operations (March 6, 2006) through March 31, 2006.

(B)   Amount rounds to less than $0.01 per share.

(C)   Total returns shown exclude the effect of applicable sales loads.

(D)   Not annualized.

(E)   Annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(CONTINUED)
------------------------------------------------------------------------------------------------
MICRO CAP GROWTH FUND--CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED          PERIOD
                                                                      MARCH 31,          ENDED
                                                                 -------------------   MARCH 31,
                                                                   2007        2006     2005(A)
------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......................   $ 13.50     $ 11.07     $ 10.00
                                                                 -------------------------------
Income (loss) from investment operations:
  Net investment loss ........................................     (0.20)      (0.10)      (0.06)
  Net realized and unrealized gains (losses) on investments ..     (0.32)       2.53        1.13
                                                                 -------------------------------
Total from investment operations .............................     (0.52)       2.43        1.07
                                                                 -------------------------------
Net asset value at end of period .............................   $ 12.98     $ 13.50     $ 11.07
                                                                 ===============================
Total return (B) .............................................     (3.85%)     21.95%      10.70%(C)
                                                                 ===============================
Net assets at end of period (000's) ..........................   $45,536     $61,915     $32,378
                                                                 ===============================
Ratio of net expenses to average net assets ..................      1.95%       1.95%       1.95%(D)
Ratio of net investment loss to average net assets ...........     (1.32%)     (1.08%)     (1.27%)(D)
Portfolio turnover rate ......................................        91%         90%        101%(D)

(A) Represents the period from commencement of operations (June 22, 2004) through March 31, 2005.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not Annualized.

(D)   Annualized.

MICRO CAP GROWTH FUND--CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED           PERIOD
                                                                      MARCH 31,           ENDED
                                                                 -------------------    MARCH 31,
                                                                    2007       2006      2005(A)
-------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......................   $ 13.33     $ 11.01      $ 10.00
                                                                 --------------------------------
Income (loss) from investment operations:
  Net investment loss ........................................     (0.30)      (0.17)       (0.08)
  Net realized and unrealized gains (losses) on investments ..     (0.31)       2.49         1.09
                                                                 --------------------------------
Total from investment operations .............................     (0.61)       2.32         1.01
                                                                 --------------------------------
Net asset value at end of period .............................   $ 12.72     $ 13.33      $ 11.01
                                                                 ================================
Total return(B) ..............................................     (4.58%)     21.07%       10.10%(C)
                                                                 ================================
Net assets at end of period (000's) ..........................   $26,062     $33,310      $16,224
                                                                 ================================
Ratio of net expenses to average net assets ..................      2.70%       2.70%        2.70%(D)
Ratio of net investment loss to average net assets ...........     (2.07%)     (1.84%)      (2.07%)(D)
Portfolio turnover rate ......................................        91%         90%         101%(D)

(A) Represents the period from commencement of operations (June 22, 2004) through March 31, 2005.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not Annualized.

(D)   Annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(CONTINUED)
-------------------------------------------------------------------------------------------------
MICRO CAP GROWTH FUND--CLASS Y
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED           PERIOD
                                                                      MARCH 31,           ENDED
                                                                 -------------------    MARCH 31,
                                                                   2007        2006      2005(A)
-------------------------------------------------------------------------------------------------
Net asset value at beginning of period .......................   $ 13.70     $ 11.16       $ 9.89
                                                                 --------------------------------
Income (loss) from investment operations:
  Net investment loss ........................................     (0.21)      (0.03)       (0.13)
  Net realized and unrealized gains (losses) on investments ..     (0.28)       2.57         1.40
                                                                 --------------------------------
Total from investment operations .............................     (0.49)       2.54         1.27
                                                                 --------------------------------
Net asset value at end of period .............................   $ 13.21     $ 13.70       $11.16
                                                                 ================================
Total return .................................................     (3.58%)     22.76%       12.84%(B)
                                                                 ================================
Net assets at end of period (000's) ..........................   $   440     $   676       $   --(C)
                                                                 ================================
Ratio of net expenses to average net assets ..................      1.70%       1.55%        1.55%(D)
Ratio of net investment loss to average net assets ...........     (1.05%)     (0.77%)      (2.34%)(D)
Portfolio turnover rate ......................................        91%         90%         101%(D)

(A) Represents the period from commencement of operations (October 4, 2004) through March 31, 2005.

(B)   Not Annualized.

(C)   Amount rounds to less than $1,000.

(D)   Annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(CONTINUED)
----------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND--CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
----------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED MARCH 31,
                                                                 -----------------------------------------------------------
                                                                    2007        2006        2005       2004           2003
----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........................   $  24.02    $  21.42    $  21.73    $  13.89       $  19.52
                                                                 -----------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss ........................................      (0.14)      (0.12)      (0.16)      (0.13)         (0.14)
  Net realized and unrealized gains (losses) on investments ..       2.20        4.70        1.03        7.97          (5.29)
                                                                 -----------------------------------------------------------
Total from investment operations .............................       2.06        4.58        0.87        7.84          (5.43)
                                                                 -----------------------------------------------------------
Distributions from net realized gains ........................      (1.91)      (1.98)      (1.18)         --          (0.20)
                                                                 -----------------------------------------------------------
Net asset value at end of year ...............................   $  24.17    $  24.02    $  21.42    $  21.73       $  13.89
                                                                 ===========================================================
Total return(A) ..............................................       8.84%      22.21%       4.13%      56.44%        (27.90%)
                                                                 ===========================================================
Net assets at end of year (000's) ............................   $713,666    $639,501    $574,855    $458,524       $153,247
                                                                 ===========================================================
Ratio of net expenses to average net assets ..................       1.50%       1.50%       1.50%       1.49% (B)      1.50%
Ratio of net investment loss to average net assets ...........      (0.66%)     (0.57%)     (0.84%)     (0.93%)(B)     (1.07%)
Portfolio turnover ...........................................         58%         69%         85%         79%            62%

(A)   Total returns shown exclude the effect of applicable sales loads.

(B) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 1.50% and the ratio of net investment loss to average net assets would have been (0.94%).

MID CAP GROWTH FUND--CLASS B
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED MARCH 31,
                                                                 ------------------------------------------------------
                                                                   2007       2006       2005       2004          2003
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........................   $ 21.49    $ 19.50    $ 20.03    $ 12.53       $ 18.25
                                                                 ------------------------------------------------------
Income (loss) from investment operations:
  Net investment loss ........................................     (0.30)     (0.26)     (0.29)     (0.25)        (0.14)
  Net realized and unrealized gains (losses) on investments ..      1.97       4.23       0.94       7.75         (5.38)
                                                                 ------------------------------------------------------
Total from investment operations .............................      1.67       3.97       0.65       7.50         (5.52)
                                                                 ------------------------------------------------------
Distributions from net realized gains ........................     (1.91)     (1.98)     (1.18)        --         (0.20)
                                                                 ------------------------------------------------------
Net asset value at end of year ...............................   $ 21.25    $ 21.49    $ 19.50    $ 20.03       $ 12.53
                                                                 ======================================================
Total return(A) ..............................................      8.04%     21.24%      3.37%     59.86%       (30.34%)
                                                                 ======================================================
Net assets at end of year (000's) ............................   $74,935    $79,552    $71,879    $64,918       $26,226
                                                                 ======================================================
Ratio of net expenses to average net assets ..................      2.25%      2.25%      2.25%      2.24% (B)     2.25%
Ratio of net investment loss to average net assets ...........     (1.42%)    (1.32%)    (1.60%)    (1.68%)(B)    (1.77%)
Portfolio turnover rate ......................................        58%        69%        85%        79%           62%

(A)   Total returns shown exclude the effect of applicable sales loads.

(B) Absent voluntary epxense reimbursements, the ratio of net expenses to average net assets would have been 2.25% and the ratio of net investment loss to average net assets would have been (1.69%).

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(CONTINUED)
-----------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH FUND--CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED MARCH 31,
                                                                  -----------------------------------------------------------
                                                                    2007        2006        2005        2004            2003
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ..........................   $  21.51    $  19.51    $  20.04    $  12.55        $ 18.26
                                                                  -----------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss ........................................      (0.28)      (0.25)      (0.30)      (0.23)         (0.13)
   Net realized and unrealized gains (losses) on investments ..       1.95        4.23        0.95        7.72          (5.38)
                                                                  -----------------------------------------------------------
Total from investment operations ..............................       1.67        3.98        0.65        7.49          (5.51)
                                                                  -----------------------------------------------------------
Distributions from net realized gains .........................      (1.91)      (1.98)      (1.18)         --          (0.20)
                                                                  -----------------------------------------------------------
Net asset value at end of year ................................   $  21.27    $  21.51    $  19.51    $  20.04        $ 12.55
                                                                  ===========================================================
Total return(A) ...............................................       8.04%       21.28%      3.36%      59.68%        (30.27%)
                                                                  ===========================================================
Net assets at end of year (000's) .............................   $345,997    $327,867    $284,966    $252,021        $97,743
                                                                  ===========================================================
Ratio of net expenses to average net assets ...................       2.25%       2.25%       2.25%       2.24% (B)      2.25%
Ratio of net investment loss to average net assets ............      (1.41%)     (1.32%)     (1.60%)     (1.68%)(B)     (1.77%)
Portfolio turnover ............................................         58%         69%         85%         79%            62%

(A)   Total returns shown exclude the effect of applicable sales loads.

(B) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 2.25% and the ratio of net investment loss to average net assets would have been (1.69%).

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND--CLASS A
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  PERIOD
                                                                            YEAR ENDED MARCH 31,                   ENDED
                                                                  ----------------------------------------       MARCH 31,
                                                                    2007       2006       2005       2004         2003(A)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ........................   $ 18.37    $ 15.25    $ 16.05    $  9.78         $ 10.00
                                                                  --------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss ........................................     (0.20)     (0.18)     (0.25)     (0.14)          (0.06)
   Net realized and unrealized gains (losses) on investments ..     (1.55)      3.30      (0.14)      6.78           (0.16)
                                                                  --------------------------------------------------------
Total from investment operations ..............................     (1.75)      3.12      (0.39)      6.64           (0.22)
                                                                  --------------------------------------------------------
Distributions from net realized gains .........................        --         --      (0.41)     (0.37)             --
                                                                  --------------------------------------------------------
Net asset value at end of period ..............................   $ 16.62    $ 18.37    $ 15.25    $ 16.05         $  9.78
                                                                  ========================================================
Total return(B) ...............................................     (9.53%)    20.46%     (2.43%)    68.02%          (2.20%)(C)
                                                                  ========================================================
Net assets at end of period (000's) ...........................   $32,662    $48,697    $37,675    $53,064         $15,230
                                                                  ========================================================
Ratio of net expenses to average net assets ...................      1.90%      1.95%      1.95%      1.89%(D)        1.95%(E)
Ratio of net investment loss to average net assets ............     (1.00%)    (1.18%)    (1.40%)    (1.34%)(D)      (1.61%)(E)
Portfolio turnover ............................................       243%       109%       114%       133%            128%(E)

(A) Represents the period from commencement of operations (October 21, 2002) through March 31, 2003.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 1.95% and ratio of net investment loss to average net assets would have been (1.40%).

(E)   Annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(CONTINUED)
-----------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND--CLASS B
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------
                                                                                                               PERIOD
                                                                           YEAR ENDED MARCH 31,                 ENDED
                                                                  -------------------------------------       MARCH 31,
                                                                    2007      2006      2005      2004         2003(A)
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ........................   $ 17.99    $14.99    $15.90    $ 9.75          $10.00
                                                                  -----------------------------------------------------
Income (loss) from investment operations:
   Net investment loss ........................................     (0.41)    (0.31)    (0.29)    (0.21)          (0.06)
   Net realized and unrealized gains (losses) on investments ..     (1.45)     3.31     (0.21)     6.73           (0.19)
                                                                  -----------------------------------------------------
Total from investment operations ..............................     (1.86)     3.00     (0.50)     6.52           (0.25)
                                                                  -----------------------------------------------------
Distributions from net realized gains .........................        --        --     (0.41)    (0.37)             --
                                                                  -----------------------------------------------------
Net asset value at end of period ..............................   $ 16.13    $17.99    $14.99    $15.90          $ 9.75
                                                                  =====================================================
Total return(B) ...............................................    (10.34%)   20.01%    (3.15%)   66.99%          (2.50%)(C)
                                                                  =====================================================
Net assets at end of period (000's) ...........................   $ 4,876    $9,858    $8,908    $7,831          $1,399
                                                                  =====================================================
Ratio of net expenses to average net assets ...................      2.66%     2.70%     2.70%     2.63%(D)        2.69%(E)
Ratio of net investment loss to average net assets ............     (1.75%)   (1.92%)   (2.13%)   (2.09%)(D)      (2.38%)(E)
Portfolio turnover ............................................       243%      109%      114%      133%            128%(E)

(A) Represents the period from commencement of operations (October 21, 2002) through March 31, 2003.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 2.70% and the ratio of net investment loss to average neet assets would have been (2.16%).

(E)   Annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND--CLASS C
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  PERIOD
                                                                            YEAR ENDED MARCH 31,                   ENDED
                                                                  ----------------------------------------       MARCH 31,
                                                                    2007       2006       2005       2004         2003(A)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ........................   $ 18.01    $ 15.00    $ 15.91    $  9.74         $ 10.00
                                                                  --------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss ........................................     (0.47)     (0.32)     (0.29)     (0.21)          (0.07)
   Net realized and unrealized gains (losses) on investments ..     (1.39)      3.33      (0.21)      6.75           (0.19)
                                                                  --------------------------------------------------------
Total from investment operations ..............................     (1.86)      3.01      (0.50)      6.54           (0.26)
                                                                  --------------------------------------------------------
Distributions from net realized gains .........................        --         --      (0.41)     (0.37)             --
                                                                  --------------------------------------------------------
Net asset value at end of period ..............................   $ 16.15    $ 18.01    $ 15.00    $ 15.91         $  9.74
                                                                  ========================================================
Total return(B) ...............................................    (10.33%)    20.07%     (3.15%)    67.26%          (2.60%)(C)
                                                                  ========================================================
Net assets at end of period (000's) ...........................   $ 8,728    $20,964    $18,776    $14,596         $ 3,029
                                                                  ========================================================
Ratio of net expenses to average net assets ...................      2.67%      2.70%      2.70%      2.63%(D)        2.69%(E)
Ratio of net investment loss to average net assets ............     (1.77%)    (1.92%)    (2.12%)    (2.09%)(D)      (2.39%)(E)
Portfolio turnover ............................................       243%       109%       114%       133%            128%(E)

(A) Represents the period from commencement of operations (October 21, 2002) through March 31, 2003.

(B)   Total returns shown exclude the effect of applicable sales loads.

(C)   Not annualized.

(D) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 2.70% and the ratio of net investment loss to average net assets would have been (2.16%).

(E)   Annualized.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
(CONTINUED)
--------------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND--CLASS Y
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED         PERIOD
                                                                       MARCH 31,           ENDED
                                                                  -------------------    MARCH 31,
                                                                    2007       2006       2005(A)
--------------------------------------------------------------------------------------------------
Net asset value at beginning of period ........................   $ 18.49    $  15.31      $ 15.37
                                                                  --------------------------------
Income (loss) from investment operations:
   Net investment loss ........................................     (1.24)      (0.07)       (0.05)
   Net realized and unrealized gains (losses) on investments ..     (0.43)       3.25         0.40
                                                                  --------------------------------
Total from investment operations ..............................     (1.67)       3.18         0.35
                                                                  --------------------------------
Distributions from net realized gains .........................        --          --        (0.41)
                                                                  --------------------------------
Net asset value at end of period ..............................   $ 16.82    $  18.49      $ 15.31
                                                                  ================================
Total return ..................................................     (9.03%)     20.77%        2.29%(B)
                                                                  ================================
Net assets at end of period (000's) ...........................   $16,006    $350,323      $82,846
                                                                  ================================
Ratio of net expenses to average net assets ...................      1.55%       1.55%        1.55%(C)
Ratio of net investment loss to average net assets ............     (0.82%)     (0.77%)      (0.95%)(C)
Portfolio turnover ............................................       243%        109%         114%(C)

(A) Represents the period from commencement of operations (May 5, 2004) through March 31, 2005.

(B)   Not annualized.

(C)   Annualized.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2007
--------------------------------------------------------------------------------

1. ORGANIZATION

The Diversified Small Cap Growth Fund, Growth Opportunities Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Micro Cap Growth Fund, Mid Cap Growth Fund, and Small Cap Growth Fund (individually, a Fund, and collectively, the Funds) are each a series of Touchstone Strategic Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the Act), as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

Prior to October 4, 2003, the Large Cap Growth Fund was a series of the Navellier Funds. Effective October 4, 2003, the Navellier Performance Large Cap Growth Portfolio and the Navellier Millennium Large Cap Growth Portfolio were merged into the Large Cap Growth Fund. The accounting and performance history of the Navellier Performance Large Cap Growth Portfolio was carried forward. The Large Cap Growth Fund was the legal and tax survivor. Effective January 1, 2004, the Fund changed its fiscal year end from December 31 to March 31.

The Funds are registered to offer different classes of shares: Class A shares, Class B shares, Class C shares, and Class Y shares. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies, and strategies along with information on the classes of shares currently being offered.

The Diversified Small Cap Growth Fund, Large Cap Core Equity Fund and Large Cap Value Fund offer two classes of shares: Class A shares (currently sold subject to a maximum front-end sales load of 5.75% and a maximum distribution fee of up to 0.25%), and Class C shares, except Diversified Small Cap Growth Fund (sold subject to a 1.00% contingent deferred sales load for a one-year period and a maximum distribution fee of up to 1.00% of average daily net assets), and Class Y shares (formerly Class I shares) of Diversified Small Cap Growth Fund (sold without a distribution fee or sales charge, but offered only through selected dealers and subject to a higher minimum initial investment). The Growth Opportunities Fund, Micro Cap Growth Fund and Mid Cap Growth Fund offer three classes of shares: Class A shares (described above), Class B shares, except Micro Cap Growth Fund, (sold subject to a maximum contingent deferred sales load of 5.00% for a one-year period and incrementally reduced over time and a maximum distribution fee of up to 1.00% of average daily net assets), Class C shares (described above), and Class Y shares (described above) of Micro Cap Growth Fund. The Large Cap Growth Fund and Small Cap Growth Fund offer four classes of shares: Class A shares, Class B shares, Class C shares, and Class Y shares (all described above). Each Class A, Class B, Class C and Class Y share of a Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class B and Class C shares bear the expenses of higher distribution fees, which is expected to cause Class B and Class C shares to have a higher expense ratio and to pay lower dividends than Class A and Class Y shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

SECURITY VALUATION -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last sale price and portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (NOCP). Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations or the NOCP are not readily available are valued based on fair value as determined by or under the direction of the Board of Trustees. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market. Shares of open-end mutual funds in which the Funds invest are valued at their respective net asset values as reported by the underlying funds.

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Trust does not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

PORTFOLIO SECURITIES LOANED -- Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Fund's custodian in an amount at least equal to the market value of the loaned securities.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

As of March 31, 2007, the following Funds loaned common stocks and received collateral as follows:

                                                    MARKET VALUE      VALUE OF
                                                      OF COMMON      COLLATERAL
                                                    STOCKS LOANED     RECEIVED
--------------------------------------------------------------------------------
Growth Opportunities Fund                            $  6,580,822   $  6,784,029
Large Cap Growth Fund                                $ 62,874,198   $ 64,665,999
Large Cap Value Fund                                 $  3,373,625   $  3,434,651
Micro Cap Growth Fund                                $ 18,344,621   $ 19,191,937
Mid Cap Growth Fund                                  $140,811,923   $144,317,912
Small Cap Growth Fund                                $ 16,131,203   $ 16,676,886
--------------------------------------------------------------------------------

All collateral received as cash and securities is received, held and administered by the Funds' custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral.

Funds participating in securities lending receive compensation in the form of fees, or retain a portion of interest or dividends on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral valued at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Unrealized gain or loss on the fair value of the securities loaned that may occur during the term of the loan are recognized by the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

SHARE VALUATION -- The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the Funds is equal to the net asset value per share plus a sales load equal to 6.10% of the net asset value (or 5.75% of the offering price). The maximum offering price per share of Class B, Class C and Class Y shares of the Funds is equal to the net asset value per share.

The redemption price per share of each class of shares of the Funds is equal to the net asset value per share. However, Class B and Class C shares of the Funds are subject to a contingent deferred sales load of 5.00% and 1.00%, respectively, of the original purchase price if redeemed within a one-year period from the date of purchase. The contingent deferred sales load for Class B shares will be incrementally reduced over time. After the 6th year, there is no contingent deferred sales load for Class B shares.

INVESTMENT INCOME -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are recorded on an accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income, if any, are declared and paid to shareholders annually for each Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

ALLOCATIONS -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

SECURITY TRANSACTIONS -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

FEDERAL INCOME TAX -- It is each Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the periods ended March 31, 2007 and 2006 was as follows:

                          DIVERSIFIED           GROWTH                 LARGE CAP
                           SMALL CAP        OPPORTUNITIES            CORE EQUITY
                          GROWTH FUND           FUND                    FUND
-------------------------------------------------------------------------------------
                             PERIOD       YEAR        YEAR        YEAR        YEAR
                             ENDED        ENDED       ENDED       ENDED       ENDED
                           MARCH 31,    MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,
                             2007(A)      2007        2006        2007        2006
-------------------------------------------------------------------------------------
From ordinary income ..       $ --         $ --        $ --      $623,902    $20,159
-------------------------------------------------------------------------------------

                             LARGE CAP GROWTH        LARGE CAP VALUE         MICRO CAP GROWTH
                                   FUND                    FUND                    FUND
-----------------------------------------------------------------------------------------------
                            YEAR        YEAR        YEAR       PERIOD       YEAR        YEAR
                            ENDED       ENDED       ENDED       ENDED       ENDED       ENDED
                          MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,
                            2007        2006        2007       2006(B)      2007        2006
-----------------------------------------------------------------------------------------------
From ordinary income ..      $ --        $ --      $772,101      $ --        $ --        $ --
-----------------------------------------------------------------------------------------------

(A) Represents the period from commencement of operations (September 6, 2006) through March 31, 2007.

(B) Represents the period from commencement of operations (March 6, 2006) through March 31, 2006.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
-----------------------------------------------------------------------------------
                                        MID CAP GROWTH           SMALL CAP GROWTH
                                             FUND                      FUND
-----------------------------------------------------------------------------------
                                     YEAR          YEAR         YEAR        YEAR
                                     ENDED         ENDED        ENDED       ENDED
                                   MARCH 31,     MARCH 31,    MARCH 31,   MARCH 31,
                                     2007          2006         2007         2006
-----------------------------------------------------------------------------------
From ordinary income ..........   $12,124,355   $15,608,776      $ --        $ --
From long-term capital gains ..    75,069,975    67,044,251        --          --
                                  -------------------------------------------------
                                  $87,194,330   $82,653,027      $ --        $ --
                                  -------------------------------------------------
-----------------------------------------------------------------------------------

The following information is computed on a tax basis for each item as of March 31, 2007:

                                           DIVERSIFIED
                                            SMALL CAP        GROWTH       LARGE CAP      LARGE CAP
                                             GROWTH      OPPORTUNITIES   CORE EQUITY      GROWTH
                                              FUND            FUND          FUND           FUND
----------------------------------------------------------------------------------------------------
Tax cost of portfolio investments ......   $11,002,297   $ 51,576,684    $87,524,886   $ 842,613,158
                                           ---------------------------------------------------------
Gross unrealized appreciation ..........     1,568,161      5,802,894     13,153,397     145,641,489
Gross unrealized depreciation ..........      (285,558)      (646,036)    (1,364,731)     (8,828,972)
                                           ---------------------------------------------------------
Net unrealized appreciation ............     1,282,603      5,156,858     11,788,666     136,812,517
Undistributed long-term capital gains ..            --             --      1,355,743              --
Capital loss carryforward ..............            --    (47,848,505)            --    (105,035,430)
Undistributed ordinary income ..........       367,828             --        224,747              --
                                           ---------------------------------------------------------
  Accumulated earnings (deficit) .......   $ 1,650,431   $(42,691,647)   $13,369,156   $  31,777,087
                                           =========================================================

                                            LARGE CAP     MICRO CAP        MID CAP        SMALL CAP
                                              VALUE        GROWTH          GROWTH          GROWTH
                                              FUND          FUND            FUND            FUND
----------------------------------------------------------------------------------------------------
Tax cost of portfolio investments ......   $46,615,633   $70,379,516   $1,078,539,100   $ 70,059,250
                                           ---------------------------------------------------------
Gross unrealized appreciation ..........     3,111,554    22,900,634      222,380,711     11,030,845
Gross unrealized depreciation ..........    (1,470,659)   (1,776,617)     (19,229,578)    (1,927,371)
                                           ---------------------------------------------------------
Net unrealized appreciation ............     1,640,895    21,124,017      203,151,133      9,103,474
Capital loss carryforward ..............            --    (6,713,936)              --    (21,006,988)
Undistributed ordinary income ..........       962,205            --        7,168,602             --
Undistributed long-term capital gains ..        90,492            --       15,104,843             --
                                           ---------------------------------------------------------
  Accumulated earnings (deficit) .......   $ 2,693,592   $14,410,081   $  225,424,578   $(11,903,514)
                                           =========================================================

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sales.

As of March 31, 2007, the Funds had the following capital loss carryforwards for federal income tax purposes.

                                                                        EXPIRES
FUND                                                       AMOUNT      MARCH 31,
--------------------------------------------------------------------------------
Growth Opportunities Fund ..............                $  6,800,899     2010
                                                          21,975,058     2011
                                                          17,098,132     2012
                                                           1,974,416     2013
                                                        ------------
                                                          47,848,505
                                                        ============
Large Cap Growth Fund* .................                $ 12,837,110     2009
                                                           2,396,670     2010
                                                           7,655,647     2011
                                                           3,322,314     2012
                                                           1,798,659     2013
                                                          77,025,030     2015
                                                        ------------
                                                         105,035,430
                                                        ============
Micro Cap Growth Fund ..................                $  1,123,992     2013
                                                           1,673,731     2014
                                                           3,916,213     2015
                                                        ------------
                                                           6,713,936
                                                        ============
Small Cap Growth Fund ..................                $  1,422,586     2013
                                                          19,584,402     2015
                                                        ------------
                                                          21,006,988
                                                        ============
--------------------------------------------------------------------------------

* A portion of these capital loss carryforwards may be limited under tax regulations.

The capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

During the year ended March 31, 2007, the funds utilized capital loss carryforwards as follows:

                                                      AMOUNT
                                                    ----------
Growth Opportunities Fund .......................   $6,337,679
Large Cap Core Equity Fund ......................   $2,824,084

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds' capital accounts on a tax basis. The following reclassifications of net investment loss have been made to the following Funds for the year ended March 31, 2007:

                                                       ACCUMULATED      ACCUMULATED
                                       PAID-IN       NET INVESTMENT    NET REALIZED
                                       CAPITAL       INCOME (LOSS)    GAINS (LOSSES)
------------------------------------------------------------------------------------
Diversified Small Cap Growth Fund ..   $        --     $    63,303    $    (63,303)
Growth Opportunities Fund ..........      (992,944)        992,944              --
Large Cap Growth Fund ..............    (3,283,598)      3,283,598              --
Micro Cap Growth Fund ..............    (1,310,460)      1,310,460              --
Mid Cap Growth Fund ................            --      10,024,153     (10,024,153)
Small Cap Growth Fund ..............    (1,945,258)      1,945,258              --
------------------------------------------------------------------------------------

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in fund NAV calculations as late as the Fund's last NAV calculation in the first required financial statement reporting period. As a result, the Funds will incorporate FIN 48 in their semi annual report on September 30, 2007. Management is in the process of determining the impact of adoption.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year or period ended March 31, 2007:

                                        DIVERSIFIED
                                         SMALL CAP        GROWTH       LARGE CAP       LARGE CAP
                                           GROWTH     OPPORTUNITIES   CORE EQUITY       GROWTH
                                            FUND           FUND           FUND           FUND
--------------------------------------------------------------------------------------------------
Purchases of investment securities ..   $14,932,033    $117,341,424   $96,242,566   $1,237,046,996
Proceeds from sales and maturities ..   $ 4,727,196    $184,704,499   $37,813,765   $1,345,038,639
--------------------------------------------------------------------------------------------------

                                         LARGE CAP     MICRO CAP       MID CAP       SMALL CAP
                                           VALUE        GROWTH         GROWTH         GROWTH
                                           FUND          FUND           FUND           FUND
-----------------------------------------------------------------------------------------------
Purchases of investment securities ..   $39,625,148   $74,828,984   $599,887,643   $494,218,458
Proceeds from sales and maturities ..   $14,368,508   $94,463,857   $611,035,643   $772,191,454
-----------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

4. TRANSACTIONS WITH AFFILIATES

MANAGEMENT AGREEMENTS

Touchstone Advisors, Inc. (the Advisor) provides general investment supervisory services for the Funds, under the terms of an Advisory Agreement. Under the Advisory Agreement, the Funds pay the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets as follows:

--------------------------------------------------------------------------------
Diversified Small Cap Growth Fund   1.05%
--------------------------------------------------------------------------------
Growth Opportunities Fund           1.00% on the first $50 million
                                    0.90% on the next $50 million
                                    0.80% on the next $900 million
                                    0.75% of such assets in excess of $1 billion
--------------------------------------------------------------------------------
Large Cap Core Equity Fund          0.65% on the first $100 million
                                    0.60% on the next $100 million
                                    0.55% on the next $100 million
                                    0.50% of such assets in excess of $300
                                    million
--------------------------------------------------------------------------------
Large Cap Growth Fund               0.75% on the first $200 million
                                    0.70% on the next $800 million
                                    0.65% of such assets in excess of $1 billion
--------------------------------------------------------------------------------
Large Cap Value Fund                0.75%
--------------------------------------------------------------------------------
Micro Cap Growth Fund               1.25%
--------------------------------------------------------------------------------
Mid Cap Growth Fund                 0.80%
--------------------------------------------------------------------------------
Small Cap Growth Fund               1.25%
--------------------------------------------------------------------------------

During the year or period ended March 31, 2007, the Advisor waived investment advisory fees and/or reimbursed expenses of the Funds as follows:

                                                    INVESTMENT   OTHER OPERATING
                                                     ADVISORY        EXPENSES
                                                   FEES WAIVED     REIMBURSED
--------------------------------------------------------------------------------
Diversified Small Cap Growth Fund ..............     $52,369         $ 15,225
Growth Opportunities Fund ......................     $    --         $ 35,763
Large Cap Core Equity Fund .....................     $    --         $ 75,284
Large Cap Growth Fund ..........................     $    --         $728,209
Large Cap Value Fund ...........................     $    --         $ 97,532
Micro Cap Growth Fund ..........................     $    --         $ 86,242
Small Cap Growth Fund ..........................     $    --         $ 78,214
--------------------------------------------------------------------------------

The Advisor has retained various Sub-Advisors to manage the investments of the Funds under the terms of a Sub-Advisory Agreement. The Advisor (not the Funds) pays the Sub-Advisors a fee for these services.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

Fort Washington Investment Advisors, Inc. (Fort Washington), an affiliate of the Advisor, has been retained by the Advisor to manage the investments of the Diversified Small Cap Growth Fund.

Westfield Capital Management Company, LLC (Westfield) has been retained by the Advisor to manage the investments of the Growth Opportunities Fund and a portion of the investments of the Mid Cap Growth Fund.

Todd Investment Advisors, Inc. (Todd), an affiliate of the Advisor, has been retained by the Advisor to manage the investments of the Large Cap Core Equity Fund.

Navellier & Associates, Inc. (Navellier) has been retained by the Advisor to manage the investments of the Large Cap Growth Fund.

JS Asset Management, LLC (JSAM) has been retained by the Advisor to manage the investments of the Large Cap Value Fund.

Bjurman, Barry & Associates (Bjurman) has been retained by the Advisor to manage the investments of the Micro Cap Growth Fund and a portion of the investments of the Small Cap Growth Fund.

TCW Investment Management Company (TCW) has been retained by the Advisor to manage a portion of the investments of the Mid Cap Growth Fund.

Longwood Investment Advisors, Inc. (Longwood) has been retained by the Advisor to manage a portion of the investments of the Small Cap Growth Fund.

EXPENSE LIMITATION AGREEMENT

For the period April 1, 2006 through December 31, 2006, the Advisor entered into an Expense Limitation Agreement to contractually limit operating expenses of the Large Cap Growth Fund in order to maintain expense limits as follows: 1.30% for Class A shares, 2.25% for Class B shares, 2.25% for Class C shares, and 1.05% for Class Y shares. Effective January 1, 2007, the Advisor amended the Expense Limitation Agreement of the Large Cap Growth Fund to contractually limit operating expenses in order to maintain expense limits as disclosed in the table below.

Effective January 1, 2007, the Advisor entered into an Expense Limitation Agreement to contractually limit operating expenses of the Diversified Small Cap Fund, Growth Opportunities Fund, Large Cap Core Equity Fund, Large Cap Value Fund, Micro Cap Growth Fund, Mid Cap Growth Fund, and Small Cap Growth Fund. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive advisory fees and reimburse expenses in order to maintain expense limitations for the Funds as follows through January 1, 2008:

                                           CLASS A   CLASS B   CLASS C   CLASS Y
--------------------------------------------------------------------------------
Diversified Small Cap Growth Fund           1.40%       --        --      1.15%
Growth Opportunities Fund                   1.55%     2.30%     2.30%       --
Large Cap Core Equity Fund                  1.15%       --      1.90%       --
Large Cap Growth Fund                       1.25%     2.00%     2.00%     1.00%
Large Cap Value Fund                        1.35%       --      2.10%       --
Micro Cap Growth Fund                       1.95%       --      2.70%     1.70%
Mid Cap Growth Fund                         1.50%     2.25%     2.25%       --
Small Cap Growth Fund                       1.70%     2.45%     2.45%     1.30%
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

SPONSOR AGREEMENT

Prior to January 1, 2007, pursuant to a Sponsor Agreement between the Advisor and the Trust, the Advisor had been retained to provide certain management and supervisory services to the Diversified Small Cap Growth Fund, Large Cap Core Equity Fund, Large Cap Value Fund, Micro Cap Growth Fund, Mid Cap Growth Fund and Small Cap Growth Fund in exchange for the payment of a sponsor fee by the Funds equal to an annual rate of 0.20% of a Fund's average daily net assets. The Advisor provided the Funds with general office facilities and oversaw the provision of administrative/non-investment services to the Trust, including the provision of services to the Trust by the Trust's administrator and fund accounting agent, transfer agent and custodian, including: (i) the updating of corporate organizational documents, and the negotiation of contracts and fees with, and the monitoring and coordination of performance and billings of, the Trust's custodian and other independent contractors and agents; (ii) the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations, including registration statements, prospectuses, and statements of additional information, and semi-annual and annual reports to shareholders; (iii) reviewing, (including coordinating the preparing of, but not preparing) tax returns; (iv) preparing agendas and supporting documents for, and minutes of meetings of, the Trustees, committees of the Trustees, and preparation of notices, proxy statements and minutes of meetings of shareholders of the Trust or of one or more of the Funds; (v) the maintenance of books and records of the Trust; (vi) telephone coverage to respond to shareholder inquiries; (vii) the provision of monitoring reports and assistance regarding compliance with federal securities and tax laws including compliance with the 1940 Act and Subchapter M of the Internal Revenue Code of 1986, as amended; (viii) the dissemination of yield and other performance information to newspapers and tracking services, (ix) the preparation of annual renewals for fidelity bond and errors and omissions insurance coverage, (x) the development of a budget for the Trust, the establishment of rate of expense accruals and the arrangement of the payment of all fixed and management expenses and (xi) the determination of each Fund's net asset value and the provision of all other fund accounting services to the Funds. The Advisor also provided persons satisfactory to the Board of Trustees of the Trust to serve as officers of the Trust. Such officers, as well as certain other employees and Trustees of the Trust, may be directors, officers, or employees of the Advisor or its affiliates. The Sponsor Agreement was terminated effective December 31, 2006.

Under the Sponsor Agreement in effect from April 1, 2006 through December 31, 2006, the Advisor agreed to waive its fees and reimburse expenses in order to limit each Fund's annual expenses as follows:

FUND                                       CLASS A   CLASS B   CLASS C   CLASS Y
--------------------------------------------------------------------------------
Diversified Small Cap Growth Fund           1.40%       --        --      1.15%
Large Cap Core Equity Fund                  1.15%       --      1.90%       --
Large Cap Value Fund                        1.35%       --      2.10%       --
Micro Cap Growth Fund                       1.95%       --      2.70%     1.70%
Mid Cap Growth Fund                         1.50%     2.25%     2.25%       --
Small Cap Growth Fund                       1.95%     2.70%     2.70%     1.55%
--------------------------------------------------------------------------------

During the year or period ended March 31, 2007, the Advisor waived Sponsor fees as follows:

Diversified Small Cap Growth Fund                                       $  6,767
Large Cap Core Equity Fund                                              $ 95,624
Large Cap Value Fund                                                    $ 34,389
Micro Cap Growth Fund                                                   $127,496
Mid Cap Growth Fund                                                     $373,593
Small Cap Growth Fund                                                   $377,148
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

Effective January 1, 2007, the Advisor entered into an Administration and Accounting Services Agreement with the Trust, whereby the Advisor is responsible for supplying executive and regulatory compliance services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, materials for meetings of the Board of Trustees, calculating the daily net asset value per share and maintaining the financial books and record of each Fund. For its services, the Advisor receives an annual fee of 0.20% of the aggregate average daily net assets of the Trust, Touchstone Funds Group Trust, Touchstone Tax-Free Trust, and Touchstone Investment Trust (excluding Institutional Money Market Fund) up to and including $6 billion; 0.16% of the next $4 billion of aggregate average daily net assets; and 0.12% of the aggregate average daily net assets of all such assets in excess of $10 billion. The fee is allocated among the Funds on the basis of relative daily net assets.

Prior to January 1, 2007, administrative and accounting services were provided to the Trust by Integrated Investment Services, Inc. (Integrated, and formerly Integrated Fund Services, Inc.) pursuant to an Administration Agreement and Accounting Services Agreement under which the Funds paid Integrated a monthly fee and reimbursed Integrated for certain out-of-pocket expenses. Effective January 1, 2007, the Advisor engaged Integrated as the Sub-Administrator to the Trust. Integrated provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and Integrated, Integrated maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Integrated receives a monthly fee per shareholder account from each Fund. In addition, each Fund pays Integrated out-of-pocket expenses including, but not limited to, postage and supplies.

UNDERWRITING AGREEMENT

Touchstone Securities, Inc. (the Underwriter) is the Funds' principal underwriter and, as such, acts as the exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and Underwriter, the Underwriter earned the following from underwriting and broker commissions on the sale of shares of the following Funds for the year or period ended March 31, 2007:

                  Diversified Small Cap Growth Fund   $    129
                  Growth Opportunities Fund           $ 13,411
                  Large Cap Core Equity Fund          $  6,057
                  Large Cap Growth Fund               $154,922
                  Large Cap Value Fund                $ 26,962
                  Micro Cap Growth Fund               $ 30,299
                  Mid Cap Growth Fund                 $144,438
                  Small Cap Growth Fund               $  9,733

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

In addition, the Underwriter collected the following contingent deferred sales charges on the redemption of Class B and Class C shares of the following Funds during the year ended March 31, 2007:

                  Growth Opportunities Fund           $ 10,423
                  Large Cap Core Equity Fund          $  3,827
                  Large Cap Growth Fund               $157,796
                  Large Cap Value Fund                $  1,505
                  Micro Cap Growth Fund               $ 11,558
                  Mid Cap Growth Fund                 $160,553
                  Small Cap Growth Fund               $ 39,234

PLANS OF DISTRIBUTION

The Trust has a Plan of Distribution (Class A Plan) under which Class A shares of each Fund may directly incur or reimburse the Advisor or the Underwriter for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class B and Class C Plan) under which Class B and Class C shares of each Fund may directly incur or reimburse the Advisor or the Underwriter for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class B and Class C Plan is 1.00% of average daily net assets attributable to Class B and Class C shares.

COMPLIANCE SERVICES AGREEMENT

Under the terms of the Compliance Services Agreement between the Trust and Integrated, Integrated provides certain compliance services to the Trust for a fee, including developing and assisting in implementing a compliance program for Integrated on behalf of the Funds and providing administrative support services to the Funds' Compliance Program and Chief Compliance Officer.

AFFILIATED INVESTMENTS

Each Fund may invest in the Touchstone Institutional Money Market Fund, subject to compliance with the several conditions set forth in an order received by the Trust from the Securities and Exchange Commission. To the extent that the other Touchstone Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed.

A summary of each Fund's investment in the Touchstone Institutional Money Market Fund, if any, for the year or period ended March 31, 2007, is noted below:

                                                          SHARE ACTIVITY
                                       ----------------------------------------------------
                                         BALANCE                                   BALANCE                    VALUE
                                        03/31/06     PURCHASES        SALES       03/31/07     DIVIDENDS     03/31/07
----------------------------------------------------------------------------------------------------------------------
Diversified Small Cap Growth Fund ..           --     1,561,206     (1,194,824)     366,382   $    2,334   $   366,382
Growth Opportunities Fund ..........           --    54,699,145    (54,699,145)          --   $   27,743   $        --
Large Cap Core Equity Fund .........      751,420    14,466,023    (14,298,179)     919,264   $   80,158   $   919,264
Large Cap Growth Fund ..............   34,295,318   619,565,584   (647,483,122)   6,377,780   $  717,560   $ 6,377,780
Large Cap Value Fund ...............    1,080,290    24,441,992    (20,327,018)   5,195,264   $  115,652   $ 5,195,264
Micro Cap Growth Fund ..............    1,178,273    32,133,783    (32,982,798)     329,258   $   40,150   $   329,258
Mid Cap Growth Fund ................   23,334,941   398,498,059   (396,689,367)  25,143,633   $1,681,037   $25,143,633
Small Cap Growth Fund ..............   18,705,475   249,429,638   (266,917,464)   1,217,649   $  444,801   $ 1,217,649
----------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

OFFICERS/AFFILIATED COMPANIES

Certain officers of the Trust were also officers of the Advisor, Underwriter and/or Integrated during the year ended March 31, 2007. The Advisor, Underwriter and Integrated were each wholly-owned indirect subsidiaries of The Western and Southern Life Insurance Company (Western-Southern). On April 1, 2007, Western Southern sold Integrated to an unrelated third party.

5. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

                                                   DIVERSIFIED            GROWTH
                                                    SMALL CAP         OPPORTUNITIES
                                                   GROWTH FUND             FUND
----------------------------------------------------------------------------------------
                                                      PERIOD        YEAR         YEAR
                                                      ENDED         ENDED        ENDED
                                                    MARCH 31,     MARCH 31,    MARCH 31,
                                                     2007 (A)       2007         2006
----------------------------------------------------------------------------------------
CLASS A
Shares sold ....................................     502,422        479,372    1,048,184
Shares redeemed ................................        (126)    (3,300,859)  (1,042,828)
                                                   -------------------------------------
Net increase (decrease) in shares outstanding ..     502,296     (2,821,487)       5,356
Shares outstanding, beginning of period ........          --      4,543,382    4,538,026
                                                   -------------------------------------
Shares outstanding, end of period ..............     502,296      1,721,895    4,543,382
                                                   =====================================
CLASS B
Shares sold ....................................          --          9,619       11,088
Shares redeemed ................................          --        (49,965)     (33,222)
                                                   -------------------------------------
Net decrease in shares outstanding .............          --        (40,346)     (22,134)
Shares outstanding, beginning of period ........          --        158,405      180,539
                                                   -------------------------------------
Shares outstanding, end of period ..............          --        118,059      158,405
                                                   =====================================
CLASS C
Shares sold ....................................          --         60,809       95,020
Shares redeemed ................................          --       (539,695)    (280,735)
                                                   -------------------------------------
Net decrease in shares outstanding .............          --       (478,886)    (185,715)
Shares outstanding, beginning of period ........          --      1,088,135    1,273,850
                                                   -------------------------------------
Shares outstanding, end of period ..............          --        609,249    1,088,135
                                                   =====================================
CLASS Y
Shares sold ....................................     525,756             --           --
Shares redeemed ................................          --             --           --
                                                   -------------------------------------
Net increase in shares outstanding .............     525,756             --           --
Shares outstanding, beginning of period ........          --             --           --
                                                   -------------------------------------
Shares outstanding, end of period ..............     525,756             --           --
                                                   =====================================

(A) Represents the period from commencement of operations (September 6, 2006) through March 31, 2007.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
----------------------------------------------------------------------------------------------------
                                                          LARGE CAP                 LARGE CAP
                                                         CORE EQUITY                 GROWTH
                                                            FUND                      FUND
----------------------------------------------------------------------------------------------------
                                                      YEAR        YEAR         YEAR          YEAR
                                                      ENDED       ENDED        ENDED         ENDED
                                                    MARCH 31,   MARCH 31,    MARCH 31,     MARCH 31,
                                                      2007        2006         2007          2006
----------------------------------------------------------------------------------------------------
CLASS A
Shares sold ....................................      432,754   1,536,234    16,290,197   26,450,482
Shares reinvested ..............................       55,289       1,791            --           --
Shares issued in connection with acquisition ...    7,087,773          --            --           --
Shares redeemed ................................   (1,649,000)    (73,004)  (22,561,064)  (4,230,877)
                                                   -------------------------------------------------
Net increase (decrease) in shares outstanding ..    5,926,816   1,465,021    (6,270,867)  22,219,605
Shares outstanding, beginning of year ..........    2,449,226     984,205    36,036,098   13,816,493
                                                   -------------------------------------------------
Shares outstanding, end of year ................    8,376,042   2,449,226    29,765,231   36,036,098
                                                   =================================================
CLASS B
Shares sold ....................................       10,252      14,503       309,413      776,573
Shares reinvested ..............................          563         106            --           --
Shares redeemed ................................     (176,272)    (25,936)     (283,496)     (99,555)
                                                   -------------------------------------------------
Net increase (decrease) in shares outstanding ..     (165,457)    (11,327)       25,917      677,018
Shares outstanding, beginning of year ..........      165,457     176,784     1,216,714      539,696
                                                   -------------------------------------------------
Shares outstanding, end of year ................           --     165,457     1,242,631    1,216,714
                                                   =================================================
CLASS C
Shares sold ....................................      182,151      49,650     3,574,684    6,193,819
Shares reinvested ..............................          416          70            --           --
Shares issued in connection with acquisition ...      167,611          --            --           --
Shares redeemed ................................     (110,206)    (92,093)   (2,986,377)    (410,287)
                                                   -------------------------------------------------
Net increase (decrease) in shares outstanding ..      239,972     (42,373)      588,307    5,783,532
Shares outstanding, beginning of year ..........      134,623     176,996     8,252,209    2,468,677
                                                   -------------------------------------------------
Shares outstanding, end of year ................      374,595     134,623     8,840,516    8,252,209
                                                   =================================================
CLASS Y
Shares sold ....................................           --          --     2,101,975    1,200,669
Shares redeemed ................................           --          --    (3,154,025)    (522,724)
                                                   -------------------------------------------------
Net increase (decrease) in shares outstanding ..           --          --    (1,052,050)     677,945
Shares outstanding, beginning of year ..........           --          --     2,856,916    2,178,971
                                                   -------------------------------------------------
Shares outstanding, end of year ................           --          --     1,804,866    2,856,916
                                                   =================================================

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
-------------------------------------------------------------------------------------------------
                                                      LARGE CAP VALUE         MICRO CAP GROWTH
                                                            FUND                    FUND
-------------------------------------------------------------------------------------------------
                                                     YEAR        PERIOD       YEAR        YEAR
                                                     ENDED       ENDED        ENDED       ENDED
                                                   MARCH 31,   MARCH 31,    MARCH 31,   MARCH 31,
                                                      2007      2006 (A)      2007         2006
-------------------------------------------------------------------------------------------------
CLASS A
Shares sold ....................................   1,583,308   1,146,707      823,588   2,621,786
Shares reinvested ..............................      42,850          --           --          --
Shares redeemed ................................    (117,367)         --   (1,901,288)   (962,416)
                                                   ----------------------------------------------
Net increase (decrease) in shares outstanding ..   1,508,791   1,146,707   (1,077,700)  1,659,370
Shares outstanding, beginning of period ........   1,146,707          --    4,585,506   2,926,136
                                                   ----------------------------------------------
Shares outstanding, end of period ..............   2,655,498   1,146,707    3,507,806   4,585,506
                                                   ==============================================
CLASS C
Shares sold ....................................   1,325,815      55,071      531,759   1,263,948
Shares reinvested ..............................      15,984          --           --          --
Shares redeemed ................................     (24,336)         --     (981,321)   (239,256)
                                                   ----------------------------------------------
Net increase (decrease) in shares outstanding ..   1,317,463      55,071     (449,562)  1,024,692
Shares outstanding, beginning of period ........      55,071          --    2,498,343   1,473,651
                                                   ----------------------------------------------
Shares outstanding, end of period ..............   1,372,534      55,071    2,048,781   2,498,343
                                                   ==============================================
CLASS Y
Shares sold ....................................          --          --       28,393      50,305
Shares redeemed ................................          --          --      (44,455)       (952)
                                                   ----------------------------------------------
Net increase (decrease) in shares outstanding ..          --          --      (16,062)     49,353
Shares outstanding, beginning of period ........          --          --       49,363          10
                                                   ----------------------------------------------
Shares outstanding, end of period ..............          --          --       33,301      49,363
                                                   ==============================================

(A) Represents the period from commencement of operations (March 6, 2006) through March 31, 2006.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
------------------------------------------------------------------------------------------------------
                                                        MID CAP GROWTH            SMALL CAP GROWTH
                                                             FUND                       FUND
------------------------------------------------------------------------------------------------------
                                                      YEAR         YEAR          YEAR         YEAR
                                                      ENDED        ENDED         ENDED        ENDED
                                                    MARCH 31,    MARCH 31,     MARCH 31,     MARCH 31,
                                                      2007          2006          2007         2006
------------------------------------------------------------------------------------------------------
CLASS A
Shares sold ....................................    9,611,016     8,058,028       711,231    1,014,623
Shares reinvested ..............................    1,843,809     1,818,658            --           --
Shares redeemed ................................   (8,547,512)  (10,087,013)   (1,397,081)    (833,383)
                                                   ---------------------------------------------------
Net increase (decrease) in shares outstanding ..    2,907,313      (210,327)     (685,850)     181,240
Shares outstanding, beginning of year ..........   26,624,181    26,834,508     2,651,102    2,469,862
                                                   ---------------------------------------------------
Shares outstanding, end of year ................   29,531,494    26,624,181     1,965,252    2,651,102
                                                   ===================================================
CLASS B
Shares sold ....................................      306,484       263,600        13,364       33,538
Shares reinvested ..............................      238,775       263,051            --           --
Shares redeemed ................................     (719,695)     (512,011)     (258,948)     (79,806)
                                                   ---------------------------------------------------
Net increase (decrease) in shares outstanding ..     (174,436)       14,640      (245,584)     (46,268)
Shares outstanding, beginning of year ..........    3,701,137     3,686,497       547,813      594,081
                                                   ---------------------------------------------------
Shares outstanding, end of year ................    3,526,701     3,701,137       302,229      547,813
                                                   ===================================================
CLASS C
Shares sold ....................................    3,112,087     3,167,553        91,054      242,061
Shares reinvested ..............................      902,493       875,756            --           --
Shares redeemed ................................   (2,986,165)   (3,407,041)     (714,717)    (329,173)
                                                   ---------------------------------------------------
Net increase (decrease) in shares outstanding ..    1,028,415       636,268      (623,663)     (87,112)
Shares outstanding, beginning of year ..........   15,239,049    14,602,781     1,164,203    1,251,315
                                                   ---------------------------------------------------
Shares outstanding, end of year ................   16,267,464    15,239,049       540,540    1,164,203
                                                   ===================================================
CLASS Y
Shares sold ....................................           --            --     6,170,382   14,841,702
Shares redeemed ................................           --            --   (24,169,432)  (1,303,361)
                                                   ---------------------------------------------------
Net increase (decrease) in shares outstanding ..           --            --   (17,999,050)  13,538,341
Shares outstanding, beginning of year ..........           --            --    18,950,781    5,412,440
                                                   ---------------------------------------------------
Shares outstanding, end of year ................           --            --       951,731   18,950,781
                                                   ===================================================

6. CUSTODY OFFSET ARRANGEMENT

For financial reporting purposes for the year ended March 31, 2007, custodian fees reduced by the Custodian were $33,469, $5,649 and $10,714 for the Large Cap Growth Fund, Micro Cap Growth Fund and Small Cap Growth Fund, respectively. There was no effect on net investment income.

7. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust's Officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
--------------------------------------------------------------------------------

8. ACQUISITIONS

On August 7, 2006, a Special Meeting of Shareholders was held to approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of the assets and liabilities of the Value Plus Fund (a series of the Touchstone Strategic Trust prior to the reorganization) to the Large Cap Core Equity Fund in exchange for shares of the Large Cap Core Equity Fund and the subsequent liquidation of the Value Plus Fund. The Agreement and Plan of Reorganization was approved and the merger took place August 11, 2006. In conjunction with this acquisition, Class B shares of the Touchstone Large Cap Core Equity Fund were exchanged for Class A shares of the Touchstone Large Cap Core Equity Fund.

The merger was approved as follows:

                                NUMBER OF VOTES
                     -------------------------------------
                        FOR          AGAINST       ABSTAIN
                     ---------       -------       -------
                     4,429,186        5,466         5,646

The following is a summary of shares outstanding, net assets, net asset value per share, unrealized appreciation (depreciation) and realized gain (loss) immediately before and after the reorganization:

                                               BEFORE                 AFTER
                                           REORGANIZATION         REORGANIZATION
--------------------------------------------------------------------------------
                                                     LARGE CAP     LARGE CAP
                                       VALUE PLUS   CORE EQUITY   CORE EQUITY
                                         FUND           FUND          FUND
--------------------------------------------------------------------------------
Shares:
  Class A .........................     5,011,592     2,476,201      8,346,327
  Class B .........................        72,300       162,531             --
  Class C .........................       155,427       126,416        294,026
Net Assets:
  Class A .........................   $57,316,122   $25,210,063    $82,526,185
  Class B .........................   $   789,845   $ 1,638,631    $        --
  Class C .........................   $ 1,695,765   $ 1,280,059    $ 2,975,824
Net Asset Value:
  Class A .........................   $     11.44   $     10.18    $     10.18
  Class B .........................   $     10.92   $     10.08    $        --
  Class C .........................   $     10.91   $     10.13    $     10.13
Unrealized Appreciation ...........   $ 2,542,809   $ 3,630,641    $ 6,173,450
Accumulated Net Realized Loss .....   $(1,247,261)  $(1,806,407)   $(3,053,668)

PORTFOLIO OF INVESTMENTS
DIVERSIFIED SMALL CAP GROWTH FUND - MARCH 31, 2007
--------------------------------------------------------------------------------
                                                                        MARKET
COMMON STOCKS -- 99.5%                                    SHARES        VALUE
--------------------------------------------------------------------------------

INFORMATION TECHNOLOGY -- 25.9%
24/7 Real Media, Inc.* ..............................      17,682   $   141,986
Amphenol Corp. ......................................       1,180        76,193
Arris Group, Inc.* ..................................      10,585       149,037
Avnet, Inc.* ........................................       5,855       211,600
Digital River, Inc.* ................................       3,265       180,391
eCollege.com* .......................................       4,532        81,349
Emulex Corp.* .......................................       5,290        96,754
Euronet Worldwide, Inc.* ............................       4,785       128,525
F5 Networks, Inc.* ..................................       1,625       108,355
j2 Global Communications, Inc.* .....................       5,325       147,609
MEMC Electronic Materials, Inc.* ....................       2,195       132,973
Microsemi Corp.* ....................................       5,325       110,813
NETGEAR, Inc.* ......................................       5,380       153,491
Nuance Communications, Inc.* ........................       9,910       151,722
Packeteer, Inc.* ....................................      12,355       153,449
Parametric Technology Corp.* ........................       6,639       126,739
Secure Computing Corp.* .............................      14,000       107,800
Sonic Solutions* ....................................       4,709        66,397
Tessera Technologies, Inc.* .........................       3,340       132,732
Transaction Systems Architects, Inc.* ...............       2,485        80,489
Ultra Clean Holdings, Inc.* .........................      14,055       243,151
ValueClick, Inc.* ...................................       6,035       157,695
WebEx Communications, Inc.* .........................       2,425       137,886
Western Digital Corp.* ..............................       2,210        37,150
                                                                    -----------
                                                                      3,114,286
                                                                    -----------
HEALTH CARE -- 23.2%
Alexion Pharmaceuticals, Inc.* ......................       5,635       243,657
ArthroCare Corp.* ...................................       4,480       161,459
Biomarin Pharmaceutical, Inc.* ......................       3,160        54,542
ev3, Inc.* ..........................................       6,990       137,703
Genomic Health, Inc.* ...............................      11,456       198,647
Gen-Probe, Inc.* ....................................       3,205       150,891
Hologic, Inc.* ......................................       4,505       259,668
Intuitive Surgical, Inc.* ...........................       1,425       173,237
Kyphon, Inc.* .......................................       5,800       261,813
LCA-Vision, Inc. ....................................       3,805       156,728
LifeCell Corp.* .....................................       7,095       177,162
Pharmion Corp.* .....................................       6,200       162,998
Progenics Pharmaceuticals, Inc.* ....................       7,465       176,771
Radiation Therapy Services, Inc.* ...................       7,420       227,349
Ventana Medical Systems, Inc.* ......................       5,625       235,688
                                                                    -----------
                                                                      2,778,313
                                                                    -----------

DIVERSIFIED SMALL CAP GROWTH FUND
(CONTINUED)
--------------------------------------------------------------------------------
                                                                        MARKET
COMMON STOCKS -- 99.5% (CONTINUED)                        SHARES        VALUE
--------------------------------------------------------------------------------

INDUSTRIALS -- 18.5%
AAR Corp.* ..........................................       3,078   $    84,830
Adminstaff, Inc. ....................................       3,200       112,640
Astec Industries, Inc.* .............................       1,040        41,860
Bucyrus International, Inc. .........................       2,590       133,385
COMSYS IT Partners, Inc.* ...........................       7,152       142,325
Consolidated Graphics, Inc.* ........................       1,592       117,888
CRA International, Inc.* ............................       2,390       124,710
EnPro Industries, Inc.* .............................       3,290       118,605
General Cable Corp.* ................................       2,980       159,221
Hub Group, Inc.* ....................................       2,880        83,491
Infrasource Services, Inc.* .........................       1,355        41,368
NCI Building Systems, Inc.* .........................       2,915       139,162
Pike Electric Corp.* ................................       4,720        85,338
Regal-Beloit Corp. ..................................       3,068       142,294
Triumph Group, Inc. .................................       2,420       133,923
Wabtec Corp. ........................................       4,991       172,139
Watson Wyatt Worldwide, Inc. ........................       2,588       125,906
WESCO International, Inc.* ..........................       2,350       147,533
Woodward Governor Co. ...............................       2,730       112,394
                                                                    -----------
                                                                      2,219,012
                                                                    -----------
CONSUMER DISCRETIONARY -- 16.5%
BJ'S Restaurants, Inc.* .............................       6,945       146,748
Bright Horizons Family Solutions, Inc.* .............       3,809       143,790
Chipotle Mexican Grill, Inc.* .......................         963        59,802
Claire's Stores, Inc. ...............................       2,230        71,628
Coldwater Creek, Inc.* ..............................       7,251       147,050
DSW, Inc.* ..........................................       3,490       147,313
Guitar Center, Inc.* ................................       3,168       142,940
LIFE TIME FITNESS, Inc.* ............................       2,825       145,233
McCormick & Schmick's Seafood Restaurants, Inc.* ....       5,439       145,820
Morningstar, Inc.* ..................................       2,865       147,948
Nutri/System, Inc.* .................................       2,955       154,871
PetMed Express, Inc.* ...............................      10,635       126,025
Phillips-Van Heusen Corp. ...........................       2,478       145,706
Sonic Corp.* ........................................       4,600       102,488
Steiner Leisure Ltd.* ...............................       3,275       147,310
                                                                    -----------
                                                                      1,974,672
                                                                    -----------

DIVERSIFIED SMALL CAP GROWTH FUND
(CONTINUED)
--------------------------------------------------------------------------------
                                                                       MARKET
COMMON STOCKS -- 99.5% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
FINANCIAL -- 6.9%
Affiliated Managers Group, Inc.* ....................       1,220   $   132,187
Boston Private Financial Holdings, Inc. .............       2,365        66,031
East West Bancorp, Inc. .............................       3,285       120,789
Jefferies Group, Inc. ...............................       4,460       129,117
LaSalle Hotel Properties ............................       3,470       160,869
Portfolio Recovery Associates, Inc.* ................       4,765       212,758
                                                                    -----------
                                                                        821,751
                                                                    -----------
ENERGY -- 5.8%
Cabot Oil & Gas Corp. ...............................       1,308        88,055
Helix Energy Solutions Group, Inc.* .................       2,470        92,106
Helmerich & Payne, Inc. .............................       3,218        97,634
Input/Output, Inc.* .................................      14,283       196,819
SEACOR Holdings, Inc.* ..............................         450        44,280
Trico Marine Services, Inc.* ........................       1,075        40,055
W-H Energy Services, Inc.* ..........................       2,835       132,508
                                                                    -----------
                                                                        691,457
                                                                    -----------
CONSUMER STAPLES -- 1.4%
The Andersons, Inc. .................................       2,735       121,434
Wild Oats Market, Inc.* .............................       2,543        46,283
                                                                    -----------
                                                                        167,717
MATERIALS -- 1.3%
Brush Engineered Materials, Inc.* ...................         860        41,684
Reliance Steel & Aluminum Co. .......................       2,265       109,626
                                                                    -----------
                                                                        151,310

TOTAL COMMON STOCKS .................................               $11,918,518
                                                                    -----------
INVESTMENT FUND -- 3.1%
Touchstone Institutional Money Market Fund^ .........     366,382   $   366,382
                                                                    -----------
TOTAL INVESTMENT SECURITIES -- 102.6%
(Cost $10,973,278) ..................................               $12,284,900

LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.6%) .....                  (310,455)
                                                                    -----------
NET ASSETS -- 100.0% ................................               $11,974,445
                                                                    ===========

*    Non-income producing security.

^    Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc.

 See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
GROWTH OPPORTUNITIES FUND - MARCH 31, 2007
--------------------------------------------------------------------------------
                                                                       MARKET
COMMON STOCKS --99.9%                                     SHARES       VALUE
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 11.9%
Elan Corp. plc* .....................................     125,500   $ 1,667,895
Novartis AG .........................................      11,100       606,393
Omnicare, Inc. ......................................      26,700     1,061,859
Santarus, Inc.* + ...................................      78,600       553,344
Shire PLC - ADR .....................................      13,700       848,030
Wyeth ...............................................      24,100     1,205,723
                                                                    -----------
                                                                      5,943,244
                                                                    -----------
COMPUTER SOFTWARE & PROCESSING -- 11.4%
Alliance Data Systems Corp.* ........................      11,100       683,982
Amdocs Ltd.* ........................................      12,900       470,592
Business Objects S.A. - ADR* ........................      28,400     1,027,796
CheckFree Corp.* ....................................      12,500       463,625
Citrix Systems, Inc.* ...............................      26,700       855,201
Cognos, Inc.* .......................................      30,900     1,217,151
Symantec Corp.* .....................................      56,750       981,775
                                                                    -----------
                                                                      5,700,122
                                                                    -----------
FINANCIAL SERVICES -- 9.3%
American Express Co. ................................      15,450       871,380
eFunds Corp.* .......................................      38,700     1,031,742
Net 1 UEPS Technologies, Inc.* + ....................      26,656       663,201
Signature Bank* .....................................      16,500       536,910
T. Rowe Price Group, Inc. ...........................      15,500       731,445
The Charles Schwab Corp. ............................      43,900       802,931
                                                                    -----------
                                                                      4,637,609
                                                                    -----------
INDUSTRIAL -- 8.6%
General Electric Co. ................................      19,800       700,128
Grant Prideco, Inc.* ................................      25,000     1,246,000
Hexcel Corp.* + .....................................      43,000       853,550
IDEX Corp. ..........................................      14,600       742,848
ITT Corp. ...........................................      12,800       772,096
                                                                    -----------
                                                                      4,314,622
                                                                    -----------
OIL & GAS -- 7.5%
National-Oilwell Varco, Inc.* .......................      10,300       801,237
Smith International, Inc. + .........................      15,500       744,775
Suncor Energy, Inc. .................................      12,800       977,280
Weatherford International Ltd.* .....................      27,700     1,249,270
                                                                    -----------
                                                                      3,772,562
                                                                    -----------

GROWTH OPPORTUNITIES FUND
(CONTINUED)
--------------------------------------------------------------------------------
                                                                       MARKET
COMMON STOCKS -- 99.9% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
RETAIL -- 7.2%
CVS Corp. ...........................................      42,100   $ 1,437,294
O'Reilly Automotive, Inc.* + ........................      22,300       738,130
Rite Aid Corp.* .....................................      86,500       499,105
Tiffany & Co. .......................................      20,600       936,888
                                                                    -----------
                                                                      3,611,417
                                                                    -----------
TECHNOLOGY -- 4.6%
Comcast Corp.* ......................................      27,950       725,303
EMC Corp.* ..........................................      53,300       738,205
Google, Inc.* .......................................         900       412,344
Nuance Communications, Inc.* + ......................      26,100       399,591
                                                                    -----------
                                                                      2,275,443
                                                                    -----------
HOTELS & MOTELS -- 4.0%
Boyd Gaming Corp. ...................................      24,100     1,148,124
Hilton Hotels Corp. .................................      24,200       870,232
                                                                    -----------
                                                                      2,018,356
                                                                    -----------
HEALTH TECHNOLOGY -- 3.9%
Adolor Corp.* + .....................................      68,800       602,000
Gilead Sciences, Inc.* ..............................      11,100       849,150
Palomar Medical Technologies, Inc.* + ...............      12,500       499,375
                                                                    -----------
                                                                      1,950,525
                                                                    -----------
HEALTH CARE -- 3.5%
Biogen Idec, Inc.* ..................................      29,300     1,300,334
DaVita, Inc.* .......................................       8,000       426,560
                                                                    -----------
                                                                      1,726,894
                                                                    -----------
CONSUMER PRODUCTS -- 3.1%
International Game Technology .......................      18,100       730,878
Newell Rubbermaid, Inc. .............................      26,700       830,103
                                                                    -----------
                                                                      1,560,981
                                                                    -----------
BIOTECHNOLOGY -- 2.9%
Celgene Corp.* ......................................      18,100       949,526
Vanda Pharmaceuticals, Inc* + .......................      20,700       504,252
                                                                    -----------
                                                                      1,453,778
                                                                    -----------
TRANSPORTATION -- 2.5%
Canadian Pacific Railway Ltd. + .....................      12,800       722,560
Norfolk Southern Corp. ..............................      10,300       521,180
                                                                    -----------
                                                                      1,243,740
                                                                    -----------

GROWTH OPPORTUNITIES FUND
(CONTINUED)
--------------------------------------------------------------------------------
                                                                       MARKET
COMMON STOCKS -- 99.9% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
MEDIA/ENTERTAINMENT -- 2.5%
Time Warner, Inc. ...................................      25,000   $   493,000
Viacom, Inc. - Class B* .............................      18,100       744,091
                                                                    -----------
                                                                      1,237,091
                                                                    -----------
AEROSPACE & DEFENSE -- 2.5%
DRS Technologies, Inc. ..............................       9,500       495,615
Textron, Inc. .......................................       8,200       736,360
                                                                    -----------
                                                                      1,231,975
                                                                    -----------
COMMUNICATIONS EQUIPMENT -- 2.4%
Polycom, Inc.* ......................................      26,700       889,911
Sonus Networks, Inc.* ...............................      39,500       318,765
                                                                    -----------
                                                                      1,208,676
                                                                    -----------
SEMICONDUCTORS -- 2.0%
Lam Research Corp.* .................................      11,100       525,474
Maxim Integrated Products, Inc. .....................      16,000       470,400
                                                                    -----------
                                                                        995,874
                                                                    -----------
BUSINESS SERVICES -- 1.7%
Yahoo!, Inc.* + .....................................      27,600       863,604
                                                                    -----------
CHEMICALS -- 1.6%
Praxair, Inc. .......................................      12,800       805,888
                                                                    -----------
ELECTRONICS -- 1.6%
AMETEK, Inc. ........................................      23,250       803,055
                                                                    -----------
MATERIALS - AGRICULTURAL / CHEMICALS -- 1.6%
Monsanto Co. ........................................      14,600       802,416
                                                                    -----------
TELECOMMUNICATIONS -- 1.4%
Corning, Inc.* ......................................      30,900       702,666
                                                                    -----------
DISTRIBUTION -- 1.3%
MSC Industrial Direct Co., Inc. .....................      13,700       639,516
                                                                    -----------
IT CONSULTING -- 0.9%
Satyam Computer Services Ltd. - ADR .................      19,800       449,459
                                                                    -----------
TOTAL COMMON STOCKS .................................               $49,949,513
                                                                    -----------

GROWTH OPPORTUNITIES FUND
(CONTINUED)
--------------------------------------------------------------------------------
                                                                       MARKET
INVESTMENT FUND -- 13.6%                                  SHARES       VALUE
--------------------------------------------------------------------------------
BBH Securities Lending Fund ** ......................   6,784,029   $ 6,784,029
                                                                    -----------

TOTAL INVESTMENT SECURITIES -- 113.5% ...............               $56,733,542
(Cost $51,479,994)

LIABILITIES IN EXCESS OF OTHER ASSETS -- (13.5%) ....                (6,765,197)
                                                                    -----------
NET ASSETS -- 100.0% ................................               $49,968,345
                                                                    -----------

*    Non-income producing security.

+ All or a portion of the security is on loan. The total value of securities on loan as of March 31, 2007, was $6,580,822.

**   Represents collateral for securities loaned.

ADR American Depository Receipt.

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
LARGE CAP CORE EQUITY FUND - MARCH 31, 2007
--------------------------------------------------------------------------------
                                                                        MARKET
COMMON STOCKS -- 99.0%                                      SHARES      VALUE
--------------------------------------------------------------------------------

FINANCIAL -- 21.8%

Aflac, Inc. ............................................    69,048   $ 3,249,399
Allstate Corp. .........................................    52,033     3,125,102
American Express Co. ...................................    55,905     3,153,042
Bank of America Corp. ..................................    59,211     3,020,945
Citigroup, Inc. ........................................    60,549     3,108,586
Morgan Stanley .........................................    39,737     3,129,686
Wells Fargo ............................................    83,628     2,879,312
                                                                     -----------
                                                                      21,666,072
                                                                     -----------
ENERGY -- 13.9%

Chevron Corp. ..........................................    43,695     3,231,682
ConocoPhillips .........................................    46,592     3,184,563
Exxon Mobil Corp. ......................................    44,197     3,334,664
Marathon Oil Corp. .....................................    41,575     4,108,857
                                                                     -----------
                                                                      13,859,766
                                                                     -----------
INDUSTRIALS -- 13.7%

General Electric Co. ...................................    88,267     3,121,121
Honeywell International, Inc. ..........................    75,619     3,483,011
Illinois Tool Works, Inc. ..............................    72,976     3,765,562
United Technologies Corp. ..............................    49,297     3,204,305
                                                                     -----------
                                                                      13,573,999
                                                                     -----------
HEALTH CARE -- 11.9%

Amgen* .................................................    48,221     2,694,589
Cardinal Health, Inc. ..................................    43,794     3,194,772
Johnson & Johnson ......................................    45,919     2,767,079
WellPoint, Inc.* .......................................    38,627     3,132,650
                                                                     -----------
                                                                      11,789,090
                                                                     -----------
INFORMATION TECHNOLOGY -- 11.3%

Cisco Systems, Inc.* ...................................   166,460     4,249,725
Hewlett-Packard Co. ....................................    92,159     3,699,262
Microsoft Corp. ........................................   118,035     3,289,635
                                                                     -----------
                                                                      11,238,622
                                                                     -----------
CONSUMER DISCRETIONARY -- 9.1%

Best Buy Co., Inc. .....................................    62,421     3,041,151
Home Depot, Inc. .......................................    80,497     2,957,460
Target Corp. ...........................................    50,807     3,010,823
                                                                     -----------
                                                                       9,009,434
                                                                     -----------

LARGE CAP CORE EQUITY FUND
(CONTINUED)
--------------------------------------------------------------------------------
                                                                        MARKET
COMMON STOCKS -- 99.0% (CONTINUED)                          SHARES      VALUE
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 6.6%

Altria Group, Inc. .....................................    37,170   $ 3,263,898
Kimberly-Clark Corp. ...................................    47,931     3,282,794
                                                                     -----------
                                                                       6,546,692
                                                                     -----------
TELECOMMUNICATION SERVICE -- 4.0%

AT&T, Inc. .............................................   101,614     4,006,640
                                                                     -----------
MATERIALS -- 3.6%

Du Pont (E.I.) DE Nemours ..............................    72,761     3,596,576
                                                                     -----------
TECHNOLOGY -- 3.1%

QUALCOMM, Inc. .........................................    72,841     3,107,397
                                                                     -----------
TOTAL COMMON STOCKS ....................................             $98,394,288
                                                                     -----------
INVESTMENT FUND -- 0.9%

Touchstone Institutional Money Market Fund^ ............   919,264   $   919,264
                                                                     -----------
TOTAL INVESTMENT SECURITIES -- 99.9%
(Cost $87,089,339) .....................................             $99,313,552

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1% ..........                  91,970
                                                                     -----------

NET ASSETS -- 100.0% ...................................             $99,405,522
                                                                     ===========

*     Non-income producing security.

^     Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc.

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
LARGE CAP GROWTH FUND - MARCH 31, 2007
--------------------------------------------------------------------------------
                                                                      MARKET
COMMON STOCKS -- 99.4%                                  SHARES        VALUE
--------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY -- 30.3%

Apple Computer, Inc.* .............................      277,790   $ 25,809,469
Cisco Systems, Inc.* ..............................      946,600     24,166,698
Cognizant Technology Solutions Corp.* .............      279,765     24,694,857
Garmin Ltd. + .....................................      379,400     20,544,510
International Game Technology .....................      394,870     15,944,851
Lockheed Martin Corp. .............................      356,220     34,560,463
NVIDIA Corp.* .....................................      875,980     25,210,704
Oracle Corp.* .....................................    1,177,900     21,355,327
Qwest Communications International, Inc.* + .......    1,964,810     17,663,642
Raytheon Co. ......................................      339,705     17,820,924
Rockwell Collins, Inc. ............................      252,600     16,906,518
The Boeing Co. ....................................      358,165     31,844,450
                                                                   ------------
                                                                    276,522,413
                                                                   ------------
HEALTH TECHNOLOGY -- 10.8%

Celgene Corp.* + ..................................      475,200     24,928,992
Gilead Sciences, Inc.* ............................      406,515     31,098,397
Laboratory Corp. of America Holdings* .............      268,100     19,472,103
Stryker Corp. .....................................      342,600     22,721,232
                                                                   ------------
                                                                     98,220,724
                                                                   ------------
FINANCE/INSURANCE -- 10.4%

Brookfield Asset Management, Inc. - Class A .......      345,500     18,055,830
Chicago Mercantile Exchange Holdings, Inc. + ......       62,915     33,499,721
Goldman Sachs Group, Inc. .........................       85,185     17,601,777
Principal Financial Group, Inc. ...................      435,575     26,077,875
                                                                   ------------
                                                                     95,235,203
                                                                   ------------
COMMUNICATION -- 10.4%

America Movil S.A. - ADR ..........................      659,105     31,498,628
EchoStar Communications - Class A* ................      417,200     18,118,996
Research In Motion Ltd.* ..........................      185,825     25,363,254
Vimpel-Communications* + ..........................      212,000     20,106,080
                                                                   ------------
                                                                     95,086,958
                                                                   ------------
CONSUMER PRODUCTS -- 6.7%

Colgate-Palmolive Co. .............................      293,250     19,586,168
Ecolab, Inc. ......................................      540,090     23,223,869
Reynolds American, Inc. + .........................      298,080     18,603,173
                                                                   ------------
                                                                     61,413,210
                                                                   ------------

LARGE CAP GROWTH FUND
(CONTINUED)
--------------------------------------------------------------------------------
                                                                      MARKET
COMMON STOCKS -- 99.4% (CONTINUED)                      SHARES        VALUE
--------------------------------------------------------------------------------

ENERGY MINERALS -- 5.6%

Anglo American PLC - ADR ..........................      963,990   $ 25,468,616
Schlumberger Ltd. .................................      376,475     26,014,422
                                                                   ------------
                                                                     51,483,038
                                                                   ------------
MEDIA - BROADCASTING & PUBLISHING -- 4.5%

DIRECTV Group, Inc.* ..............................    1,035,650     23,892,446
News Corp. - Class A ..............................      751,100     17,365,432
                                                                   ------------
                                                                     41,257,878
                                                                   ------------
PROCESS INDUSTRIES -- 4.0%

Nucor Corp. .......................................      249,725     16,264,589
Praxair, Inc. .....................................      324,230     20,413,521
                                                                   ------------
                                                                     36,678,110
                                                                   ------------
TRANSPORTATION -- 2.7%

CSX Corp. .........................................      615,610     24,655,181
                                                                   ------------
CONSUMER DISCRETIONARY -- 2.6%

Walt Disney Co. ...................................      695,900     23,959,837
                                                                   ------------
TECHNOLOGY SERVICES -- 2.6%

Google, Inc.* .....................................       51,280     23,494,445
                                                                   ------------
CONSUMER, NON-CYCLICAL -- 2.5%

PepsiCo, Inc. .....................................      362,935     23,068,149
                                                                   ------------
HOTELS & MOTELS -- 2.3%

MGM MIRAGE* + .....................................      301,975     20,993,302
                                                                   ------------
RETAIL TRADE -- 2.2%

J.C. Penney Co., Inc. .............................      185,875     15,271,490
Limited Brands, Inc. ..............................      180,010      4,691,061
                                                                   ------------
                                                                     19,962,551
                                                                   ------------
CONSUMER SERVICES -- 1.8%

McDonald's Corp. ..................................      362,950     16,350,897
                                                                   ------------
TOTAL COMMON STOCKS ...............................                $908,381,896
                                                                   ------------

LARGE CAP GROWTH FUND
(CONTINUED)
--------------------------------------------------------------------------------
                                                                      MARKET
INVESTMENT FUNDS -- 7.8%                                 SHARES       VALUE
--------------------------------------------------------------------------------

BBH Securities Lending Fund ** ....................   64,665,999   $ 64,665,999
Touchstone Institutional Money Market Fund^ .......    6,377,780      6,377,780
                                                                   ------------
TOTAL INVESTMENT FUNDS                                             $ 71,043,779
                                                                   ------------
TOTAL INVESTMENT SECURITIES -- 107.2%
(Cost $842,211,301) ...............................                $979,425,675

LIABILITIES IN EXCESS OF OTHER ASSETS -- (7.2%) ...                 (65,869,430)
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $913,556,245
                                                                   ============
*     Non-income producing security.

^     Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc.

+ All or a portion of the security is on loan. The total value of securities on loan as of March 31, 2007, was $62,874,198.

**    Represents collateral for securities loaned.

ADR American Depository Receipt.

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
LARGE CAP VALUE FUND - MARCH 31, 2007
--------------------------------------------------------------------------------
                                                                       MARKET
COMMON STOCKS -- 87.3%                                    SHARES       VALUE
--------------------------------------------------------------------------------
FINANCIALS & INSURERS -- 19.2%
Countrywide Financial Corp. .........................      61,000   $ 2,052,040
Fannie Mae ..........................................      50,300     2,745,373
Freddie Mac .........................................      43,500     2,587,815
Genworth Financial, Inc. ............................      27,100       946,874
MGIC Investment Corp. + .............................       5,800       341,736
                                                                    -----------
                                                                      8,673,838
                                                                    -----------
OTHER ENERGY -- 12.0%
Mirant Corp.* .......................................      39,300     1,590,078
Peabody Energy Corp. + ..............................      33,300     1,339,992
Reliant Energy, Inc.* ...............................     123,700     2,513,584
                                                                    -----------
                                                                      5,443,654
                                                                    -----------
TECHNOLOGY -- 12.0%
AU Optronics Corp. - ADR + ..........................      95,172     1,360,960
BearingPoint, Inc.* .................................     190,900     1,462,294
Dell, Inc.* .........................................      56,400     1,309,044
Sanmina-SCI Corp.* ..................................     338,900     1,226,818
                                                                    -----------
                                                                      5,359,116
                                                                    -----------
BANKS -- 11.1%
Citigroup, Inc. .....................................      24,300     1,247,562
JP Morgan Chase & Co. ...............................      24,400     1,180,472
Washington Mutual, Inc. .............................      62,600     2,527,788
                                                                    -----------
                                                                      4,955,822
                                                                    -----------
HEALTH CARE -- 5.3%
Sanofi-Aventis - ADR ................................      36,900     1,605,519
Tenet Healthcare Corp.* .............................     120,500       774,815
                                                                    -----------
                                                                      2,380,334
                                                                    -----------
TELECOMMUNICATIONS -- 5.0%
Motorola, Inc. ......................................      31,600       558,372
Sprint Nextel Corp. .................................      89,500     1,696,920
                                                                    -----------
                                                                      2,255,292
                                                                    -----------
COMMUNICATIONS EQUIPMENT -- 5.0%
Alcatel - ADR .......................................     159,900     1,890,018
Nortel Networks Corp.* ..............................      13,850       333,093
                                                                    -----------
                                                                      2,223,111
                                                                    -----------

LARGE CAP VALUE FUND
(CONTINUED)
--------------------------------------------------------------------------------
                                                                       MARKET
COMMON STOCKS -- 87.3% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
CONSUMER STAPLES -- 4.3%
Safeway, Inc. .......................................       9,500   $   348,080
Tyson Foods, Inc. ...................................      82,300     1,597,443
                                                                    -----------
                                                                      1,945,523
                                                                    -----------
AUTOS & TRANSPORTATION -- 4.2%
AMR Corp.* ..........................................      10,100       307,545
Ford Motor Co. + ....................................      46,300       365,307
UAL Corp.* ..........................................      31,500     1,202,355
                                                                    -----------
                                                                      1,875,207
                                                                    -----------
INDUSTRIALS -- 3.8%
General Electric Co. ................................       9,100       321,776
Tyco International Ltd. .............................      43,400     1,369,270
                                                                    -----------
                                                                      1,691,046
                                                                    -----------
MATERIALS & PROCESSING -- 3.1%
Abitibi-Consolidated, Inc. - ADR ....................     485,400     1,368,828
                                                                    -----------
PRODUCER DURABLES -- 2.3%
D.R. Horton, Inc. ...................................      46,100     1,014,200
                                                                    -----------
TOTAL COMMON STOCKS .................................               $39,185,971
                                                                    -----------
EXCHANGE TRADED FUND -- 1.0%
iShares Russell 1000 Value Index Fund ...............       5,300   $   440,642
                                                                    -----------
INVESTMENT FUNDS -- 19.3%
BBH Securities Lending Fund ** ......................   3,434,651   $ 3,434,651
Touchstone Institutional Money Market Fund^ .........   5,195,264     5,195,264
                                                                    -----------
TOTAL INVESTMENT FUNDS ..............................               $ 8,629,915
                                                                    -----------
TOTAL INVESTMENT SECURITIES -- 107.6%
(Cost $46,507,240) ..................................               $48,256,528

LIABILITIES IN EXCESS OF OTHER ASSETS -- (7.6%) .....                (3,427,907)
                                                                    -----------

NET ASSETS -- 100.0% ................................               $44,828,621
                                                                    ===========

*     Non-income producing security.

^     Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc.

+ All or a portion of the security is on loan. The total value of securities on loan as of March 31, 2007, was $3,373,625.

**    Represents collateral for securities loaned.

ADR   American Depository Receipt.

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
MICRO CAP GROWTH FUND - MARCH 31, 2007
--------------------------------------------------------------------------------
                                                                      MARKET
COMMON STOCKS -- 99.9%                                  SHARES        VALUE
-------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY -- 30.2%
Actuate Corp.* ....................................      159,600   $    833,112
Astronics Corp.* ..................................       16,500        290,400
Avici Systems, Inc.* + ............................       51,000        582,420
CompuDyne Corp.* ..................................       43,000        261,010
Comtech Group, Inc.* + ............................       76,700      1,340,716
CyberSource Corp.* ................................       95,000      1,188,450
Datalink Corp.* ...................................       31,800        248,994
Edgewater Technology, Inc.* .......................       33,100        279,364
Frequency Electronics, Inc. .......................       23,600        257,712
Gilat Satellite Networks Ltd.* ....................       67,600        557,700
Globecomm Systems, Inc.* ..........................       58,984        631,129
Harris Stratex Networks, Inc.* ....................       68,550      1,315,475
Hauppauge Digital, Inc.* ..........................      133,600        912,488
iGate Capital Corp.* ..............................       57,500        473,800
Iomega Corp.* .....................................      134,200        503,250
LivePerson, Inc.* .................................       53,300        420,004
Pericom Semiconductor Corp.* ......................       57,300        560,394
Rainmaker Systems, Inc.* ..........................      120,900      1,015,560
Silicom Ltd.* .....................................       78,800      1,298,624
Simulations Plus, Inc.* + .........................       28,300        280,170
Smith Micro Software, Inc.* .......................      122,600      2,284,037
SRS Labs, Inc.* ...................................       50,300        700,679
Syntax-Brillian Corp.* + ..........................      105,400        885,360
TeleCommunication Systems, Inc.* + ................       85,900        319,548
TESSCO Technologies, Inc.* ........................       73,953      2,010,782
Ultra Clean Holdings, Inc.* .......................       89,400      1,546,620
Video Display Corp.* ..............................       51,450        411,086
Vocus, Inc.* ......................................       19,500        392,535
VSE Corp. .........................................        1,500         61,740
                                                                   ------------
                                                                     21,863,159
                                                                   ------------
PRODUCER MANUFACTURING -- 18.7%
AAON, Inc. ........................................        5,600        146,328
Amerigon, Inc.* ...................................      171,500      2,135,174
Fuel-Tech N.V.* ...................................       82,850      2,042,253
Kadant, Inc.* .....................................       30,400        770,944
K-Tron International, Inc.* .......................       19,800      1,420,254
MagneTek, Inc.* ...................................       93,900        473,256
Powell Industries, Inc.* ..........................       13,700        438,400
Smith & Wesson Holding Corp.* + ...................      160,450      2,100,291
Spartan Motors, Inc. ..............................       90,000      2,088,900
Tat Technologies, Ltd. ............................       70,500      1,482,615
Virco Mfg. Corp.* .................................       50,500        340,875
                                                                   ------------
                                                                     13,439,290
                                                                   ------------

MICRO CAP GROWTH FUND
(CONTINUED)
--------------------------------------------------------------------------------
                                                                      MARKET
COMMON STOCKS -- 99.9% (CONTINUED)                      SHARES        VALUE
-------------------------------------------------------------------------------
HEALTH CARE -- 14.9%
Air Methods Corp.* ................................       37,700   $    905,554
Arrhythmia Research Technology Co. + ..............       13,400        351,348
Avigen, Inc.* .....................................       86,100        558,789
Bovie Medical Corp.* + ............................      111,900        794,490
Bradley Pharmaceuticals, Inc.* ....................       22,000        422,180
HealthStream, Inc.* ...............................      128,100        550,830
HMS Holdings Corp.* + .............................       95,000      2,080,500
Medical Action Industries, Inc.* ..................       49,350      1,179,465
Medtox Scientific, Inc.* ..........................       41,800        769,120
Mesa Laboratories, Inc. ...........................       24,900        460,650
New Brunswick Scientific Co., Inc.* ...............       54,700        441,429
Rochester Medical Corp.* + ........................        8,900        202,742
Span-America Medical Systems, Inc. ................       22,900        364,339
Vascular Solutions, Inc.* + .......................       28,100        276,504
Zoll Medical Corp.* ...............................       51,400      1,369,810
                                                                   ------------
                                                                     10,727,750
                                                                   ------------
COMMERCIAL/INDUSTRIAL SERVICES -- 11.8%
Concur Technologies, Inc.* + ......................       54,900        958,554
Matrix Service Co.* + .............................       64,500      1,304,835
Medical Staffing Network Holdings, Inc.* ..........       25,700        163,195
Perficient, Inc.* .................................       94,000      1,859,320
Standard Parking Corp.* ...........................       11,400        403,218
SumTotal Systems, Inc.* ...........................      145,400      1,160,292
Team, Inc.* .......................................        1,300         49,595
TheStreet.com, Inc. + .............................      177,500      2,174,375
Thomas Group, Inc. ................................       35,100        418,392
                                                                   ------------
                                                                      8,491,776
                                                                   ------------
FINANCE -- 5.1%
Affirmative Insurance Holdings, Inc. ..............       32,000        553,600
American Physicians Capital, Inc.* ................       37,500      1,503,000
Consumer Portfolio Services, Inc.* ................        6,300         38,745
James River Group, Inc. ...........................       12,100        378,851
Marlin Business Services, Inc.* ...................       28,100        614,828
Mercer Insurance Group, Inc. ......................       28,700        570,843
                                                                   ------------
                                                                      3,659,867
                                                                   ------------
RETAIL TRADE -- 5.0%
Casual Male Retail Group, Inc.* + .................       85,200      1,007,916
PC Connection, Inc.* + ............................       74,700      1,068,210
PC Mall, Inc.* + ..................................       61,700        615,149
Rentrack Corp.* ...................................       48,400        756,492
REX Stores Corp.* .................................        8,800        143,968
                                                                   ------------
                                                                      3,591,735
                                                                   ------------

MICRO CAP GROWTH FUND
(CONTINUED)
--------------------------------------------------------------------------------
                                                                      MARKET
COMMON STOCKS -- 99.9% (CONTINUED)                      SHARES        VALUE
-------------------------------------------------------------------------------
CONSUMER NON-DURABLES -- 4.8%
Jones Soda Co.* + .................................       91,400   $  1,848,108
National Beverage Corp.* + ........................       64,400      1,129,576
NutraCea* + .......................................      169,800        511,098
                                                                   ------------
                                                                      3,488,782
                                                                   ------------
CONSUMER SERVICES -- 3.7%
American Medical Alert Corp.* .....................       80,100        477,396
Famous Dave's of America, Inc.* ...................       25,900        468,013
McCormick & Schmick's Seafood Restaurants, Inc.* ..       54,600      1,463,826
New Frontier Media, Inc. ..........................       30,800        277,200
                                                                   ------------
                                                                      2,686,435
                                                                   ------------
BASIC MATERIALS -- 1.6%
Landec Corp.* .....................................       11,200        158,816
Multi-Color Corp. .................................       28,100        985,467
                                                                   ------------
                                                                      1,144,283
                                                                   ------------
UTILITIES -- 1.5%
Eschelon Telecom, Inc.* ...........................       29,600        855,440
Telestone Technologies Corp.* + ...................       28,900        236,402
                                                                   ------------
                                                                      1,091,842
                                                                   ------------
CONSUMER DURABLES -- 1.4%
U.S. Home Systems, Inc.* ..........................       34,000        433,500
Universal Security Instruments, Inc.* .............       15,700        539,295
                                                                   ------------
                                                                        972,795
                                                                   ------------
ENERGY -- 0.6%
Bolt Technology Corp* + ...........................       12,000        411,480
Xanser Corp.* .....................................        2,900         15,950
                                                                   ------------
                                                                        427,430
                                                                   ------------
TRANSPORTATION -- 0.6%
Midwest Air Group, Inc.* + ........................       29,400        397,194
                                                                   ------------
TOTAL COMMON STOCKS ...............................                $ 71,982,338
                                                                   ------------

MICRO CAP GROWTH FUND
(CONTINUED)
--------------------------------------------------------------------------------
                                                                      MARKET
INVESTMENT FUNDS -- 27.1%                               SHARES        VALUE
--------------------------------------------------------------------------------
BBH Securities Lending Fund ** ....................   19,191,937   $ 19,191,937
Touchstone Institutional Money Market Fund^ .......      329,258        329,258
                                                                   ------------
TOTAL INVESTMENT FUNDS ............................                $ 19,521,195
                                                                   ------------
TOTAL INVESTMENT SECURITIES -- 127.0%
(Cost $70,348,491) ................................                $ 91,503,533

LIABILITIES IN EXCESS OF OTHER ASSETS -- (27.0%) ..                 (19,465,143)
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $ 72,038,390
                                                                   ============

*     Non-income producing security.

^     Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc.

+ All or a portion of the security is on loan. The total value of securities on loan as of March 31, 2007, was $18,344,621.

**    Represents collateral for securities loaned.

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
MID CAP GROWTH FUND - MARCH 31, 2007

--------------------------------------------------------------------------------
                                                                      MARKET
COMMON STOCKS -- 98.1%                                SHARES          VALUE
--------------------------------------------------------------------------------

SEMICONDUCTORS -- 9.1%
Analog Devices, Inc. ...........................       359,100   $   12,385,359
ASML Holding N.V.* .............................       368,210        9,113,198
International Rectifier Corp.* + ...............       213,800        8,169,298
LSI Logic Corp.* + .............................     1,564,400       16,332,335
Marvell Technology Group Ltd.* .................       437,900        7,361,099
Maxim Integrated Products, Inc. ................       591,800       17,398,919
Micron Technology, Inc.* .......................       673,200        8,132,256
National Semiconductor Corp. ...................        95,235        2,298,973
Teradyne, Inc.* ................................       782,250       12,938,415
Verigy Ltd.* ...................................       357,551        8,391,722
                                                                 --------------
                                                                    102,521,574
                                                                 --------------

FINANCIAL SERVICES -- 5.7%
E*TRADE Financial Corp.* .......................       990,400       21,016,288
Federated Investors, Inc. - Class B ............       322,000       11,823,840
Fidelity National Information Services, Inc. ...       206,200        9,373,852
Marshall & Ilsley Corp. + ......................       213,200        9,873,292
T. Rowe Price Group, Inc. ......................       244,200       11,523,798
                                                                 --------------
                                                                     63,611,070
                                                                 --------------

LIFE SCIENCE TOOLS -- 4.9%
Invitrogen Corp.* ..............................       168,200       10,705,930
Thermo Fisher Scientific, Inc.* + ..............       968,050       45,256,338
                                                                 --------------
                                                                     55,962,268
                                                                 --------------

PHARMACEUTICALS -- 4.5%
Elan Corp. PLC - ADR* + ........................     1,446,300       19,221,327
Hospira, Inc.* .................................       268,240       10,971,016
Shire Pharmaceuticals Group PLC - ADR + ........       328,300       20,321,770
                                                                 --------------
                                                                     50,514,113
                                                                 --------------

OIL & GAS -- 4.0%
Cameron International Corp.* ...................        96,700        6,071,793
Chesapeake Energy Corp. ........................       294,600        9,097,248
Hess Corp. .....................................       202,700       11,243,769
Murphy Oil Corp. + .............................       203,620       10,873,308
Weatherford International Ltd.* ................       174,200        7,856,420
                                                                 --------------
                                                                     45,142,538
                                                                 --------------

--------------------------------------------------------------------------------
                                                                      MARKET
COMMON STOCKS -- 98.1% (CONTINUED)                    SHARES          VALUE
--------------------------------------------------------------------------------
ELECTRONICS -- 3.8%
AMETEK, Inc. ...................................       484,350   $   16,729,449
KLA-Tencor Corp. ...............................       155,500        8,291,260
Tektronix, Inc. ................................       278,177        7,833,464
Vishay Intertechnology, Inc.* + ................       739,870       10,343,383
                                                                 --------------
                                                                     43,197,556
                                                                 --------------

APPAREL RETAILERS -- 3.5%
Coldwater Creek, Inc.* + .......................       572,800       11,616,384
Federated Department Stores, Inc. ..............       258,374       11,639,749
Gap, Inc. ......................................       409,900        7,054,379
Jones Apparel Group, Inc. ......................       315,680        9,700,846
                                                                 --------------
                                                                     40,011,358
                                                                 --------------

COMMUNICATIONS EQUIPMENT -- 3.4%
ADC Telecommunications, Inc.* ..................       587,400        9,833,076
Comverse Technology, Inc.* .....................       602,166       13,033,883
Polycom, Inc.* .................................       234,000        7,799,220
Tellabs, Inc.* .................................       852,000        8,434,800
                                                                 --------------
                                                                     39,100,979
                                                                 --------------

HEALTH CARE PROVIDERS -- 3.3%
Community Health Systems, Inc.* ................       238,800        8,417,700
Coventry Health Care, Inc.* ....................       192,650       10,798,032
HEALTHSOUTH Corp.* + ...........................       343,260        7,211,893
Manor Care, Inc. ...............................       198,100       10,768,716
                                                                 --------------
                                                                     37,196,341
                                                                 --------------

INSURANCE -- 3.1%
Arthur J. Gallagher & Co. + ....................       367,400       10,408,442
Assurant, Inc. .................................       111,480        5,978,672
Old Republic International Corp. ...............       344,150        7,612,598
Willis Group Holdings Ltd. + ...................       270,489       10,705,955
                                                                 --------------
                                                                     34,705,667
                                                                 --------------

MEDICAL SUPPLIES -- 3.0%
Bausch & Lomb, Inc. ............................       196,200       10,037,592
Beckman Coulter, Inc. ..........................        93,400        5,967,326
Edwards Lifesciences Corp.* ....................       170,950        8,667,165
Hillenbrand Industries, Inc. ...................       150,000        8,905,500
                                                                 --------------
                                                                     33,577,583
                                                                 --------------

--------------------------------------------------------------------------------
                                                                      MARKET
COMMON STOCKS -- 98.1% (CONTINUED)                    SHARES          VALUE
--------------------------------------------------------------------------------

BANKING -- 3.0%
Commerce Bancorp, Inc. + .......................       147,830   $    4,934,565
New York Community Bancorp, Inc. + .............       517,307        9,099,430
People's Bank + ................................       239,150       10,618,260
SVB Financial Group* + .........................       183,367        8,909,803
                                                                 --------------
                                                                     33,562,058
                                                                 --------------

COMPUTERS & INFORMATION -- 2.9%
Business Objects S.A. - ADR* ...................       390,700       14,139,433
Diebold, Inc. ..................................       219,210       10,458,509
Red Hat, Inc.* .................................       341,900        7,839,767
                                                                 --------------
                                                                     32,437,709
                                                                 --------------

BIOTECHNOLOGY -- 2.5%
Celgene Corp.* .................................       551,400       28,926,444
                                                                 --------------

INDUSTRIALS - INDUSTRIAL MACHINERY -- 2.5%
IDEX Corp. .....................................       206,200       10,491,456
ITT Industries, Inc. ...........................       146,500        8,836,880
Joy Global, Inc. ...............................       215,400        9,240,660
                                                                 --------------
                                                                     28,568,996
                                                                 --------------

OIL & GAS EQUIPMENT & SERVICES -- 2.4%
Grant Prideco, Inc.* ...........................       271,300       13,521,592
Smith International, Inc. + ....................       284,900       13,689,445
                                                                 --------------
                                                                     27,211,037
                                                                 --------------

HEALTH CARE SERVICES -- 2.3%
DaVita, Inc.* ..................................       168,200        8,968,424
Omnicare, Inc. .................................       420,600       16,727,262
                                                                 --------------
                                                                     25,695,686
                                                                 --------------

INFORMATION TECHNOLOGY - DATA PROCESSING
  SERVICES -- 2.3%
Alliance Data Systems Corp.* ...................       143,800        8,860,956
Alliant Techsystems, Inc.* + ...................        97,850        8,602,972
CheckFree Corp.* ...............................       219,800        8,152,382
                                                                 --------------
                                                                     25,616,310
                                                                 --------------

INFORMATION TECHNOLOGY - APPLICATION
  SOFTWARE -- 2.2%
Amdocs Ltd.* ...................................       257,800        9,404,544
Cognos, Inc.* ..................................       393,400       15,496,026
                                                                 --------------
                                                                     24,900,570
                                                                 --------------

--------------------------------------------------------------------------------
                                                                      MARKET
COMMON STOCKS -- 98.1% (CONTINUED)                    SHARES          VALUE
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY - SPECIALTY
  STORES -- 2.0%
Dick's Sporting Goods, Inc.* ...................       211,600   $   12,327,816
Tiffany & Co. ..................................       238,800       10,860,624
                                                                 --------------
                                                                     23,188,440
                                                                 --------------

AEROSPACE & DEFENSE -- 1.9%
DRS Technologies, Inc. .........................        97,700        5,097,009
Empresa Brasileira De Aeronautica S.A ..........       265,950       12,196,467
Hexcel Corp.* + ................................       224,960        4,465,456
                                                                 --------------
                                                                     21,758,932
                                                                 --------------

CONSUMER STAPLES -- 1.8%
Molson Coors Brewing Co. .......................        53,500        5,062,170
Pilgrim's Pride Corp. + ........................       313,800       10,415,022
Whole Foods Market, Inc. .......................       117,600        5,274,360
                                                                 --------------
                                                                     20,751,552
                                                                 --------------

CONSUMER DISCRETIONARY - ELECTRONICS
  RETAIL -- 1.7%
GameStop Corp.* ................................       607,800       19,796,046
                                                                 --------------

CHEMICALS -- 1.7%
Cytec Industries, Inc. .........................       162,815        9,156,716
International Flavors & Fragrances, Inc. .......       208,800        9,859,536
                                                                 --------------
                                                                     19,016,252
                                                                 --------------

COAL -- 1.7%
CONSOL Energy, Inc. ............................       484,300       18,950,659
                                                                 --------------

INDUSTRIAL -- 1.6%
SPX Corp. ......................................       151,040       10,603,008
Teleflex, Inc. .................................       112,297        7,644,057
                                                                 --------------
                                                                     18,247,065
                                                                 --------------

HEAVY MACHINERY -- 1.4%
Dover Corp. ....................................       181,190        8,843,884
Pentair, Inc. + ................................       233,600        7,278,976
                                                                 --------------
                                                                     16,122,860
                                                                 --------------

DISTRIBUTION -- 1.2%
MSC Industrial Direct Co., Inc. ................       298,500       13,933,980
                                                                 --------------

PERSONAL PRODUCTS -- 1.2%
Estee Lauder Companies, Inc. ...................       282,200       13,785,470
                                                                 --------------

-------------------------------------------------------------------------------
                                                                      MARKET
COMMON STOCKS -- 98.1% (CONTINUED)                    SHARES          VALUE
-------------------------------------------------------------------------------

INFORMATION TECHNOLOGY - ELECTRONIC
  EQUIPMENT -- 1.2%
Mettler-Toledo International, Inc.* ............       146,500   $   13,122,005
                                                                 --------------

CASINOS AND GAMING -- 1.1%
Boyd Gaming Corp. ..............................       265,900       12,667,476
                                                                 --------------

EMPLOYMENT SERVICES -- 1.1%
Monster Worldwide, Inc.* .......................       252,300       11,951,451
                                                                 --------------

INDUSTRIAL CONGLOMERATES -- 1.0%
Textron, Inc. ..................................       131,400       11,799,720
                                                                 --------------

MATERIALS - AGRICULTURAL/CHEMICALS -- 1.0%
Monsanto Co. ...................................       210,800       11,585,568
                                                                 --------------

HEALTH CARE -- 1.0%
Varian, Inc.* ..................................       195,980       11,417,795
                                                                 --------------

INFORMATION TECHNOLOGY -- 1.0%
Sun Microsystems* ..............................     1,885,400       11,331,254
                                                                 --------------

RESTAURANTS -- 1.0%
The Cheesecake Factory, Inc.* + ................       424,200       11,304,930
                                                                 --------------

RETAILERS -- 1.0%
Regis Corp. ....................................       275,529       11,123,106
                                                                 --------------

RAILROADS -- 0.9%
Canadian Pacific Railway Ltd. + ................       189,900       10,719,855
                                                                 --------------

CONSUMER DISCRETIONARY - AUTOMOTIVE
  RETAIL -- 0.8%
O'Reilly Automotive, Inc.* + ...................       287,600        9,519,560
                                                                 --------------

HOTELS & MOTELS -- 0.7%
Gaylord Entertainment Co.* .....................       157,400        8,321,738
                                                                 --------------

MARINE -- 0.5%
Kirby Corp.* ...................................       173,700        6,076,026
                                                                 --------------

IT CONSULTING -- 0.5%
Satyam Computer Services Ltd. - ADR + ..........       227,900        5,173,330
                                                                 --------------

CONSUMER DISCRETIONARY - HOME FURNISHING
  RETAIL -- 0.4%
Leggett & Platt, Inc. ..........................       225,100        5,103,017
                                                                 --------------

--------------------------------------------------------------------------------
                                                                      MARKET
COMMON STOCKS -- 98.1% (CONTINUED)                    SHARES          VALUE
--------------------------------------------------------------------------------

COMPUTER SOFTWARE & PROCESSING -- 0.3%
TIBCO Software, Inc.* ..........................       352,200   $    3,000,744
                                                                 --------------
TOTAL COMMON STOCKS                                              $1,112,228,688
                                                                 --------------

INVESTMENT FUNDS -- 14.9%
BBH Securities Lending Fund ** .................   144,317,912   $  144,317,912
Touchstone Institutional Money Market Fund^ ....    25,143,633       25,143,633

TOTAL INVESTMENT FUNDS                                           $  169,461,545
                                                                 --------------

TOTAL INVESTMENT SECURITIES -- 113.0%
  (Cost $1,075,784,590) ........................                 $1,281,690,233

LIABILITIES IN EXCESS OF OTHER
  ASSETS -- (13.0%) ............................                   (147,092,143)
                                                                 --------------

NET ASSETS -- 100.0% ...........................                 $1,134,598,090
                                                                 ==============

*     Non-income producing security.

^     Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc.

+ All or a portion of the security is on loan. The total value of securities on loan as of March 31, 2007, was $140,811,923.

**    Represents collateral for securities loaned.

ADR   American Depository Receipt.

See accompanying notes to financial statements.

PORTFOLIO OF INVESTMENTS
SMALL CAP GROWTH FUND - MARCH 31, 2007
--------------------------------------------------------------------------------
                                                                      MARKET
COMMON STOCKS -- 98.4%                                  SHARES        VALUE
--------------------------------------------------------------------------------
HEALTH CARE -- 20.5%
Arrhythmia Research Technology, Inc. + ............        9,000   $    235,980
Avigen, Inc.* .....................................       52,900        343,321
Bovie Medical Corp.* ..............................       12,700         90,170
Cardiome Pharma Corp.* ............................       40,350        409,553
HealthExtras, Inc.* ...............................       52,600      1,513,827
HMS Holdings Corp.* + .............................       30,000        657,000
Hologic, Inc.* ....................................       21,050      1,213,322
Isis Pharmaceuticals, Inc.* + .....................       65,500        607,185
Medical Action Industries, Inc.* ..................       25,050        598,695
MEDTOX Scientific, Inc.* ..........................       14,400        264,960
Mesa Laboratories, Inc. ...........................       16,800        310,800
Micrus Endovascular Corp.* ........................       13,050        311,112
Molecular Insight Pharmaceuticals, Inc.* + ........       38,000        451,440
New Brunswick Scientific Co., Inc.* ...............       47,200        380,904
On Assignment, Inc.* ..............................       98,550      1,223,005
Rochester Medical Corp.* + ........................        3,000         68,340
Span-America Medical Systems, Inc. ................        7,400        117,734
The TriZetto Group, Inc.* .........................       50,650      1,013,507
Vascular Solutions, Inc.* + .......................        9,900         97,416
Viasys Healthcare, Inc.* ..........................       66,350      2,255,236
Zoll Medical Corp.* ...............................       20,100        535,665
                                                                   ------------
                                                                     12,699,172
                                                                   ------------
ELECTRONIC TECHNOLOGY -- 16.2%
Actuate Corp.* ....................................      100,000        522,000
Astronics Corp.* ..................................        6,500        114,400
Avici Systems, Inc.* + ............................       16,300        186,146
Compudyne Corp.* ..................................       10,000         60,700
CyberSource Corp.* ................................       36,700        459,117
Edgewater Technology, Inc.* .......................       10,500         88,620
Frequency Electronics .............................        8,500         92,820
Gilat Satellite Networks Ltd.* ....................        9,300         76,725
Globecomm Systems, Inc.* ..........................       18,900        202,230
Harris Stratex Networks - Class A* ................       29,250        561,308
Hauppage Digital, Inc.* ...........................       41,200        281,396
iGATE Capital Corp.* ..............................       27,700        228,248
Informatica Corp.* ................................      143,750      1,930,562
Iomega Corp.* .....................................       48,100        180,375
LivePerson, Inc.* .................................       17,400        137,112
Opsware, Inc.* + ..................................      121,800        883,050
OSI Systems, Inc.* ................................       30,950        818,318
Parametric Technology Corp.* ......................       24,500        467,705
Rainmaker Systems, Inc.* ..........................       38,000        319,200
Simulations Plus, Inc.* + .........................       12,500        123,750

SMALL CAP GROWTH FUND
(CONTINUED)
--------------------------------------------------------------------------------
                                                                      MARKET
COMMON STOCKS -- 98.4% (CONTINUED)                      SHARES        VALUE
--------------------------------------------------------------------------------
ELECTRONIC TECHNOLOGY -- 16.2% (CONTINUED)
Smith Micro Software, Inc.* .......................       24,000   $    447,120
SRS Labs, Inc.* ...................................       15,800        220,094
Syntax-Brillian Corp.* + ..........................       24,800        208,320
TeleCommunication Systems, Inc.* + ................       32,900        122,388
TESSCO Technologies, Inc.* ........................       22,500        611,775
Ultra Clean Holdings, Inc.* .......................       35,900        621,070
Vocus, Inc.* ......................................        6,300        126,819
                                                                   ------------
                                                                     10,091,368
                                                                   ------------
COMMERCIAL/INDUSTRIAL SERVICES -- 10.7%
AAR Corp.* ........................................       30,100        829,556
Concur Technologies, Inc.* + ......................       31,600        551,736
Matrix Service Co.* + .............................       31,300        633,199
Medical Staffing Network Holdings, Inc.* ..........        3,900         24,765
Perficient, Inc.* .................................       30,000        593,400
Standard Parking Corp.* ...........................       10,800        381,996
SumTotal Systems, Inc.* ...........................       80,300        640,794
Team, Inc.* .......................................          800         30,520
TheStreet.com, Inc. + .............................       38,200        467,950
Thomas Group, Inc. ................................        7,750         92,380
VA Software Corp.* + ..............................      158,600        639,158
Varian, Inc.* .....................................       30,150      1,756,539
                                                                   ------------
                                                                      6,641,993
                                                                   ------------
COMMUNICATIONS -- 10.4%
Cogent Communications Group, Inc.* ................       52,500      1,240,575
Global Crossing Ltd.* + ...........................       76,900      2,114,750
Harmonic, Inc.* ...................................      142,350      1,397,877
MRV Communications, Inc.* .........................      154,200        547,410
SBA Communications Corp. - Class A* ...............       39,150      1,156,883
                                                                   ------------
                                                                      6,457,495
                                                                   ------------
ENERGY -- 6.6%
Bolt Technology Corp.* + ..........................        3,900        133,731
Carrizo Oil & Gas, Inc.* ..........................       17,700        618,792
Goodrich Petroleum Corp.* + .......................       28,200        948,366
InterOil Corp.* + .................................       90,000      2,394,000
                                                                   ------------
                                                                      4,094,889
                                                                   ------------

SMALL CAP GROWTH FUND
(CONTINUED)
--------------------------------------------------------------------------------
                                                                      MARKET
COMMON STOCKS -- 98.4% (CONTINUED)                      SHARES        VALUE
--------------------------------------------------------------------------------
FINANCE -- 6.2%
Affirmative Insurance Holdings, Inc. ..............        5,500   $     95,150
American Physicians Capital, Inc.* ................       12,150        486,972
Boston Private Financial Holdings, Inc. ...........       23,100        644,952
CompuCredit Corp.* + ..............................       44,050      1,375,241
Consumer Portfolio Services, Inc.* ................        1,700         10,455
James River Group, Inc. ...........................       15,100        472,781
Marlin Business Services, Inc.* ...................       19,000        415,720
Mercer Insurance Group, Inc. ......................       19,000        377,910
                                                                   ------------
                                                                      3,879,181
                                                                   ------------
PRODUCER MANUFACTURING -- 5.7%
AAON, Inc. ........................................        7,800        203,814
Amerigon, Inc.* ...................................       33,400        415,830
Fuel-Tech N.V.* ...................................       25,000        616,250
Kadant, Inc.* .....................................       17,700        448,872
K-Tron International, Inc.* .......................        7,100        509,283
Magnetek, Inc.* ...................................        9,600         48,384
Powell Industries, Inc.* ..........................        4,700        150,400
Smith & Wesson Holding Corp.* + ...................       45,000        589,050
Tat Technologies Ltd. .............................       23,000        483,690
Virco Manufacturing Corp.* ........................       13,600         91,800
                                                                   ------------
                                                                      3,557,373
                                                                   ------------
CONSUMER SERVICES -- 5.1%
American Medical Alert Corp.* .....................       83,100        495,276
Famous Dave's of America, Inc.* ...................        7,000        126,490
Gemstar-TV Guide International, Inc.* .............      244,700      1,025,293
Hovnanian Enterprises, Inc.* + ....................       21,200        533,392
McCormick & Schmick's Seafood Restaurants, Inc.* ..        6,200        166,222
Standard Pacific Corp. ............................       28,700        598,969
Universal Security Intruments* ....................        7,200        247,320
                                                                   ------------
                                                                      3,192,962
                                                                   ------------
FINANCIAL SERVICES -- 4.3%
Bankrate, Inc.* + .................................       46,000      1,621,040
Thomas Weisel Partners Group, Inc.* + .............       55,550      1,056,561
                                                                   ------------
                                                                      2,677,601
                                                                   ------------
BASIC MATERIALS -- 2.5%
Ladish Co., Inc.* .................................       27,550      1,036,982
Landec Corp.* .....................................        4,500         63,810
Multi-Color Corp. .................................       12,900        452,403
                                                                   ------------
                                                                      1,553,195
                                                                   ------------

SMALL CAP GROWTH FUND
(CONTINUED)
--------------------------------------------------------------------------------
                                                                      MARKET
COMMON STOCKS -- 98.4% (CONTINUED)                      SHARES        VALUE
--------------------------------------------------------------------------------
SERVICE - BUSINESS SERVICES -- 2.3%
Deluxe Corp. ......................................       43,400   $  1,455,202
                                                                   ------------
CONSUMER NON-DURABLES -- 2.2%
Jones Soda Co.* + .................................       30,000        606,600
National Beverage Corp.* + ........................       23,100        405,174
NutraCea* + .......................................       59,000        177,590
SunOpta, Inc.* ....................................       16,700        198,730
                                                                   ------------
                                                                      1,388,094
                                                                   ------------
REAL ESTATE INVESTMENT TRUST -- 1.6%
Redwood Trust, Inc. + .............................       18,950        988,811
                                                                   ------------
RETAIL TRADE -- 1.5%
Casual Male Retail Group, Inc.* + .................       34,500        408,135
PC Mall, Inc.* + ..................................       20,700        206,379
Rentrak Corp.* ....................................       15,500        242,265
REX Stores Corp.* .................................        5,200         85,072
                                                                   ------------
                                                                        941,851
                                                                   ------------
UTILITIES -- 1.1%
Eschelon Telecom, Inc.* ...........................       21,100        609,790
Telestone Technologies Corp.* + ...................       11,900         97,342
                                                                   ------------
                                                                        707,132
                                                                   ------------
CONSUMER DURABLES -- 0.8%
U.S. Home Systems, Inc.* ..........................       37,900        483,225
                                                                   ------------
TECHNOLOGY -- 0.7%
PMC-Sierra, Inc.* .................................       63,500        445,135
                                                                   ------------
TRANSPORTATION -- 0.0%
Midwest Air Group, Inc.* + ........................        1,000         13,510
                                                                   ------------
TOTAL COMMON STOCKS ...............................                $ 61,268,189
                                                                   ------------

SMALL CAP GROWTH FUND
(CONTINUED)
--------------------------------------------------------------------------------
                                                                      MARKET
INVESTMENT FUNDS -- 28.7%                               SHARES        VALUE
--------------------------------------------------------------------------------
BBH Securities Lending Fund ** ....................   16,676,886   $ 16,676,886
Touchstone Institutional Money Market Fund^ .......    1,217,649      1,217,649
                                                                   ------------
TOTAL INVESTMENT FUNDS ............................                $ 17,894,535
                                                                   ------------
TOTAL INVESTMENT SECURITIES -- 127.1%
(Cost $69,835,743) ................................                $ 79,162,724

LIABILITIES IN EXCESS OF OTHER ASSETS -- (27.1%) ..                 (16,890,365)
                                                                   ------------

NET ASSETS -- 100.0% ..............................                $ 62,272,359
                                                                   ============

*     Non-income producing security.

^     Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc.

+ All or a portion of the security is on loan. The total value of securities on loan as of March 31, 2007, was $16,131,203.

**    Represents collateral for securities loaned.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Touchstone Strategic Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Strategic Trust, comprised of Diversified Small Cap Growth Fund, Growth Opportunities Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Micro Cap Growth Fund, Mid Cap Growth Fund, and Small Cap Growth Fund (the "Funds") as of March 31, 2007, and the related statements of operations, statements of changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2007, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Touchstone Strategic Trust at March 31, 2007, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

Cincinnati, Ohio
May 22, 2007

OTHER ITEMS
(UNAUDITED)
--------------------------------------------------------------------------------

DIVIDENDS RECEIVED DEDUCTION

For corporate shareholders, the following ordinary dividends paid during the year ended March 31, 2007 qualify for the corporate dividends received deduction:

Large Cap Core Equity Fund   70%
Large Cap Value Fund         49%
Mid Cap Growth               52%

PROXY VOTING

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission's (the Commission) Website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's Website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling
1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SCHEDULE OF SHAREHOLDER EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended March 31, 2007" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

OTHER ITEMS
(CONTINUED)
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (CONTINUED)

                                                                                  EXPENSES
                                       NET EXPENSE    BEGINNING     ENDING       PAID DURING
                                          RATIO        ACCOUNT      ACCOUNT    THE SIX MONTHS
                                        ANNUALIZED      VALUE        VALUE          ENDED
                                        MARCH 31,    OCTOBER 1,    MARCH 31,      MARCH 31,
                                           2007         2006          2007          2007*
---------------------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP GROWTH FUND
   Class A   Actual ................      1.40%       $1,000.00   $ 1,153.60       $ 7.51
   Class A   Hypothetical ..........      1.40%       $1,000.00   $ 1,017.95       $ 7.04

   Class Y   Actual ................      1.15%       $1,000.00   $ 1,154.50       $ 6.17
   Class Y   Hypothetical ..........      1.15%       $1,000.00   $ 1,019.20       $ 5.79

GROWTH OPPORTUNITIES FUND
   Class A   Actual ................      1.79%       $1,000.00   $ 1,076.80       $ 9.26
   Class A   Hypothetical ..........      1.79%       $1,000.00   $ 1,016.02       $ 8.99

   Class B   Actual ................      2.84%       $1,000.00   $ 1,077.30       $14.73
   Class B   Hypothetical ..........      2.84%       $1,000.00   $ 1,010.75       $14.26

   Class C   Actual ................      2.63%       $1,000.00   $ 1,077.40       $13.61
   Class C   Hypothetical ..........      2.63%       $1,000.00   $ 1,011.83       $13.18

LARGE CAP CORE EQUITY FUND
   Class A   Actual ................      1.15%       $1,000.00   $ 1,048.80       $ 5.87
   Class A   Hypothetical ..........      1.15%       $1,000.00   $ 1,019.20       $ 5.79

   Class C   Actual ................      1.89%       $1,000.00   $ 1,044.40       $ 9.63
   Class C   Hypothetical ..........      1.89%       $1,000.00   $ 1,015.52       $ 9.49

LARGE CAP GROWTH FUND
   Class A   Actual ................      1.21%       $1,000.00   $ 1,062.10       $ 6.20
   Class A   Hypothetical ..........      1.21%       $1,000.00   $ 1,018.92       $ 6.07

   Class B   Actual ................      2.02%       $1,000.00   $ 1,059.80       $10.39
   Class B   Hypothetical ..........      2.02%       $1,000.00   $ 1,014.85       $10.16

   Class C   Actual ................      1.98%       $1,000.00   $ 1,059.60       $10.16
   Class C   Hypothetical ..........      1.98%       $1,000.00   $ 1,015.06       $ 9.94

   Class Y   Actual ................      0.94%       $1,000.00   $ 1,063.20       $ 4.85
   Class Y   Hypothetical ..........      0.94%       $1,000.00   $ 1,020.23       $ 4.75

OTHER ITEMS
(CONTINUED)
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (CONTINUED)

                                                                              EXPENSES
                                    NET EXPENSE    BEGINNING     ENDING      PAID DURING
                                       RATIO        ACCOUNT     ACCOUNT    THE SIX MONTHS
                                     ANNUALIZED      VALUE       VALUE          ENDED
                                     MARCH 31,    OCTOBER 1,   MARCH 31,      MARCH 31,
                                        2007         2006         2007          2007*
-----------------------------------------------------------------------------------------
LARGE CAP VALUE FUND
   Class A   Actual .............      1.35%       $1,000.00   $1,097.50       $ 7.05
   Class A   Hypothetical .......      1.35%       $1,000.00   $1,018.21       $ 6.78

   Class C   Actual .............      2.09%       $1,000.00   $1,093.30       $10.90
   Class C   Hypothetical .......      2.09%       $1,000.00   $1,014.51       $10.49

MICRO CAP GROWTH FUND
   Class A   Actual .............      1.95%       $1,000.00   $1,103.70       $10.23
   Class A   Hypothetical .......      1.95%       $1,000.00   $1,015.20       $ 9.80

   Class C   Actual .............      2.70%       $1,000.00   $1,099.40       $14.14
   Class C   Hypothetical .......      2.70%       $1,000.00   $1,011.46       $13.55

   Class Y   Actual .............      1.71%       $1,000.00   $1,106.40       $ 8.96
   Class Y   Hypothetical .......      1.71%       $1,000.00   $1,016.43       $ 8.58

MID CAP GROWTH FUND
   Class A   Actual .............      1.50%       $1,000.00   $1,102.60       $ 7.85
   Class A   Hypothetical .......      1.50%       $1,000.00   $1,017.46       $ 7.54

   Class B   Actual .............      2.25%       $1,000.00   $1,098.30       $11.77
   Class B   Hypothetical .......      2.25%       $1,000.00   $1,013.72       $11.29

   Class C   Actual .............      2.25%       $1,000.00   $1,098.20       $11.77
   Class C   Hypothetical .......      2.25%       $1,000.00   $1,013.72       $11.29

SMALL CAP GROWTH FUND
   Class A   Actual .............      1.84%       $1,000.00   $1,066.10       $ 9.49
   Class A   Hypothetical .......      1.84%       $1,000.00   $1,015.75       $ 9.26

   Class B   Actual .............      2.60%       $1,000.00   $1,064.00       $13.40
   Class B   Hypothetical .......      2.60%       $1,000.00   $1,011.95       $13.06

   Class C   Actual .............      2.60%       $1,000.00   $1,064.60       $13.40
   Class C   Hypothetical .......      2.60%       $1,000.00   $1,011.95       $13.06

   Class Y   Actual .............      1.45%       $1,000.00   $1,067.90       $ 7.46
   Class Y   Hypothetical .......      1.45%       $1,000.00   $1,017.72       $ 7.28

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 [or366]] (to reflect the one-half year period).

OTHER ITEMS
(CONTINUED)
--------------------------------------------------------------------------------

ANNUAL RENEWAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a meeting held on November 16, 2006, the Board of Trustees (the "Board") of the Touchstone Strategic Trust (the "Trust"), and by a separate vote, the Independent Trustees of the Trust, approved with respect to each Fund the continuance of the Investment Advisory Agreement between the Trust and the Advisor and the applicable Sub-Advisory Agreement(s) between the Advisor and the applicable Sub-Advisor(s).

In determining whether to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreements, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Investment Advisory Agreement and the applicable Sub-Advisory Agreement(s) was in the interests of each Fund and its shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies;
(2) comparative performance information; (3) the Advisor's revenues and costs of providing services to the Funds; and (4) information about the Advisor's and Sub-Advisors' personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreements with management and with experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation with respect to each Fund of the Investment Advisory Agreement and the applicable Sub-Advisory Agreement(s). The Independent Trustees also reviewed with respect to each Fund the proposed continuation of the Investment Advisory Agreement and the applicable Sub-Advisory Agreement(s) in private sessions with counsel at which no representatives of management were present.

In approving the Funds' Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing such services; (2) the Advisor's compensation and profitability; (3) a comparison of fees and performance with other advisers; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

NATURE, EXTENT AND QUALITY OF ADVISOR SERVICES. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. The Board discussed the Advisor's effectiveness in monitoring the performance of the Sub-Advisors, some of which were affiliates of the Advisor, and the Advisor's timeliness in responding to performance issues. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor's senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor's compliance policies and procedures. The quality of administrative and other services, including the Advisor's role in coordinating the activities of the Funds' other service providers, was also considered. The Board also considered the Advisor's relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

ADVISOR'S COMPENSATION AND PROFITABILITY. The Board took into consideration the financial condition and profitability of the Advisor and its affiliates and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor's relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor's business as a whole. The Board noted that the Advisor had waived advisory fees and/or reimbursed expenses for the Funds indicated below and also paid the Sub-Advisors' sub-advisory fees out of the advisory fees the Advisor received from the Funds. The Board reviewed the profitability of the Advisor's relationship with the Funds both before and after tax expenses and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Funds, noting the ongoing commitment of the Advisor's parent company with respect to providing support and resources as needed. The Board also considered that the Funds' distributor, an affiliate of the Advisor, received Rule 12b-1 distribution fees from the Funds and received a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that the Advisor derived benefits to its reputation and other benefits from its association with the Funds.

OTHER ITEMS
(CONTINUED)
--------------------------------------------------------------------------------

The Board recognized that the Advisor was entitled to earn a reasonable level of profits in exchange for the level of services it provided to each Fund and the entrepreneurial risk that it assumed as Advisor. Based upon its review, the Board concluded that the Advisor's level of profitability, if any, from its relationship with each Fund was reasonable and not excessive.

EXPENSES AND PERFORMANCE. The Board compared the respective advisory fees and total expense ratios for the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund's peer group. The Board also considered the Funds' respective performance results during the one-year, three-years and five-years ended September 30, 2006, as applicable, and noted that it reviewed on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies.

The Board also considered the effect of each Fund's growth and size on its performance and expenses. The Board further noted that the Advisor had waived advisory fees and/or reimbursed expenses for the Funds indicated below in order to reduce those Funds' respective operating expenses to targeted levels. The Board noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Advisor out of the advisory fees it received from the Funds and the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the respective expense ratios and performance of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Advisor and its affiliates.

The Board also discussed with management certain factors as set forth in the conditions to the Funds' exemptive order issued by the Securities and Exchange Commission relating to investments by the non-money market Funds in the Institutional Money Market Fund (the "non-money market Funds"). Based upon the nature and extent of the services provided by the Advisor and the Sub-Advisors to the Funds and a discussion by management with respect to the costs to the Advisor and Sub-Advisors of the portion of the advisory fee and sub-advisory fee attributable to the portion of the non-money market Funds' assets to be invested in the Institutional Money Market Fund, the Board concluded that the advisory fee and the sub-advisory fee(s) of each non-money market Fund were based on services that were in addition to, rather than duplicative of, services provided under the Investment Advisory and Sub-Advisory Agreements with respect to the portion of such Funds to be invested in the Institutional Money Market Fund.

The Board considered, among other factors, the specific factors and related conclusions set forth below with respect to each Fund:

DIVERSIFIED SMALL CAP FUND. The Fund's advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median of its peer group. The Board noted that the Advisor was currently waiving its entire advisory fee and reimbursing a portion of the Fund's expenses. Based upon its review, the Board concluded that the Fund's advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

GROWTH OPPORTUNITIES FUND. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of its advisory fee. The Fund's performance for the one-year, three-years and five-years ended September 30, 2006 was in the 4th quartile of the Fund's peer group. The Board considered management's discussion of the Fund's performance. Based upon its review, the Board concluded that the Fund's performance was satisfactory and also found that the advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

OTHER ITEMS
(CONTINUED)
--------------------------------------------------------------------------------

LARGE CAP CORE EQUITY FUND. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were below the median of its peer group. The Board noted that the Advisor was currently waiving a portion of its advisory fee. The Fund's performance for the one-year and five-years ended September 30, 2006 was in the 1st quartile of the Fund's peer group and in the 2nd quartile for the three-years ended September 30, 2006. Based upon its review, the Board concluded that the Fund's performance was satisfactory and that the Fund's advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

LARGE CAP GROWTH FUND. The Fund's current advisory fee and total expense ratio (net of applicable expense waivers) were above the median and at the median, respectively, of its peer group. The Board also noted that the Advisor was currently waiving a portion of its advisory fee. The Fund's performance for the one-year ended September 30, 2006 was in the 4th quartile and in the 1st quartile for the three-years and five-years ended September 30, 2006. Based upon its review, the Board concluded that the Fund's performance over time was satisfactory and that the Fund's advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

LARGE CAP VALUE FUND. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) was below the median and at the median, respectively, of its peer group. The Board also noted that the Advisor was currently waiving a portion of its advisory fee. The Fund's performance for the one-year ended September 30, 2006 was in the 3rd quartile of the Fund's peer group. The Board took into account management's discussion of the Funds' performance. Based upon its review the Board concluded that the Fund's performance was satisfactory and that the Fund's advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

MICRO CAP GROWTH FUND. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were above the median of its peer group. The Board noted that the Advisor was currently waiving a portion of its advisory fee. The Fund's performance for the one-year ended September 30, 2006 was in the 3rd quartile of the Fund's peer group. The Board took into account management's discussion of the Fund's performance. Based upon its review, the Board concluded that the Fund's performance was satisfactory and that the Fund's advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

MID CAP GROWTH FUND. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were above the median of its peer group. The Board noted that the Advisor was currently waiving a portion of its advisory fee. The Fund's performance for the one-year ended September 30, 2006 was in the 1st quartile of the Fund's peer group, in the 3rd quartile for the three-years ended September 30, 2006 and in the 2nd quartile for the five-years ended September 30, 2006. Based upon its review, the Board concluded that the Fund's performance over time was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

SMALL CAP GROWTH FUND. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were above the median of its peer group. The Board noted that the Advisor was currently waiving a portion of its advisory fee. The Fund's performance for the one-year and three-years ended September 30, 2006 was in the 4th quartile of the Fund's peer group. The Board took into account management's discussion of the Fund's performance, including the performance of each of the Fund's Sub-Advisors. Based upon its review, the Board concluded that the Fund's performance was reasonable and that the Fund's advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

OTHER ITEMS
(CONTINUED)
--------------------------------------------------------------------------------

ECONOMIES OF SCALE. The Board considered the effect of each Fund's current size and potential growth on its performance and expenses. The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increased. The Board noted that the advisory fee schedules for most of the Funds contained breakpoints that would reduce the applicable advisory fee rate on assets above specified levels as the applicable Fund's assets increased and considered the necessity of adding breakpoints with respect to the Funds that did not currently have such breakpoints in their advisory fee schedules. The Board noted that the current advisory fee for the Growth Opportunities Fund reflected such economies of scale. The Board determined that adding breakpoints at specified levels to the advisory fee schedule of each Fund that currently did not have such breakpoints was not appropriate at that time. The Board also noted that if a Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Advisor by a Fund was reduced by the total sub-advisory fee(s) paid by the Advisor to the Fund's Sub-Advisor(s).

CONCLUSION. In considering the renewal of the Funds' Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to the various factors. The Board evaluated all information available to it on a Fund-by-Fund basis, and its determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds' Investment Advisory Agreement with the Advisor, among others: (a) the Advisor had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintained an appropriate compliance program; (c) the performance of each Fund was reasonable or satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (d) each Fund's advisory fee was reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on its conclusions, the Board determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the interests of the Fund and its shareholders.

In approving the Funds' respective Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and the applicable Sub-Advisory Agreement(s), among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Advisor's compensation; (3) a comparison of the sub-advisory fee and performance with other advisers; and (4) the terms of the Sub-Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL. The Board considered information provided by the Advisor regarding the services provided by each Sub-Advisor, including information presented periodically throughout the preceding year. The Board noted the affiliation of the Sub-Advisor of certain Funds with the Advisor, noting any potential conflicts of interest. The Board also noted that, on a periodic basis, it met with various portfolio managers of the Sub-Advisors to discuss their respective performance and investment processes and strategies. The Board considered each Sub-Advisor's level of knowledge and investment style. The Board reviewed the experience and credentials of the applicable investment personnel who were responsible for managing the investment of portfolio securities of each Fund. The Board also noted each Sub-Advisor's brokerage practices. The Board also considered each Sub-Advisor's regulatory and compliance history. The Board noted that the Advisor's compliance monitoring processes included quarterly reviews of compliance reports and annual compliance visits to the Sub-Advisors and that compliance issues, if any, were reported regularly to the Board.

OTHER ITEMS
(CONTINUED)
--------------------------------------------------------------------------------

SUB-ADVISOR'S COMPENSATION. The Board also took into consideration the financial condition of each Sub-Advisor and any indirect benefits derived by each Sub-Advisor and its affiliates from the Sub-Advisor's relationship with the Funds. In considering the profitability to each Sub-Advisor of its relationship with the Funds, the Board noted the undertakings of the Advisor to maintain expense limitations for certain Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Advisor out of the advisory fees that it received under the Investment Advisory Agreement. As a consequence, the profitability to each Sub-Advisor of its relationship with the applicable Fund was not a substantial factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Advisor's management of the applicable Fund to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedules for most of the Funds contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels as the applicable Fund's assets increased.

SUB-ADVISORY FEES AND FUND PERFORMANCE. The Board considered that each Fund paid an advisory fee to the Advisor and that, in turn, the Advisor paid a sub-advisory fee to the applicable Sub-Advisor(s). Accordingly, the Board considered the amount retained by the Advisor and the sub-advisory fee paid to each Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with each of the unaffiliated Sub-Advisors at arms-length. The Board compared the sub-advisory fee(s) for each Fund with various comparative data, if available, including the median and average sub-advisory fees of each Fund's peer group, and found that each Fund's sub-advisory fee was reasonable and appropriate under the facts and circumstances.

DIVERSIFIED SMALL CAP FUND. The Fund's sub-advisory fee was below the median of its peer group. Based upon its review, the Board concluded that the Fund's sub-advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

GROWTH OPPORTUNITIES FUND. The Fund's sub-advisory fee was above the median of its peer group. Based upon its review, the Board concluded that the sub-advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

LARGE CAP CORE EQUITY FUND. The Fund's sub-advisory fee was above the median of its peer group. Based upon its review, the Board concluded that the Fund's sub-advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

LARGE CAP GROWTH FUND. The Fund's sub-advisory fee was above the median of its peer group. Based upon its review, the Board concluded that the sub-advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

LARGE CAP VALUE FUND. The Fund's sub-advisory fee was above the median of its peer group. Based upon its review, the Board concluded that the sub-advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

MICRO CAP GROWTH FUND. The Fund's sub-advisory fee was below the median of its peer group. Based upon its review, the Board concluded that the sub-advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

MID CAP GROWTH FUND. The Fund's sub-advisory fee was above the median of its peer group. Based upon its review, the Board concluded that the sub-advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

OTHER ITEMS
(CONTINUED)
--------------------------------------------------------------------------------

SMALL CAP GROWTH FUND. The Fund's sub-advisory fees were above the median of its peer group. Based upon its review, the Board concluded that the sub-advisory fees were reasonable in view of the high quality of services received by the Fund and the other factors considered.

As noted above, the Board considered each Fund's performance during the one-year, three-years and five-years ended September 30, 2006, as applicable, as compared to each Fund's peer group and noted that it reviewed on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Sub-Advisor. The Board was mindful of the Advisor's emphasis on each Sub-Advisor's performance and the Advisor's ways of addressing underperformance.

CONCLUSION. In considering the renewal of the applicable Sub-Advisory Agreement(s) with respect to each Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to the various factors. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) the Sub-Advisor was qualified to manage the respective Fund's assets in accordance with that Fund's investment objectives and policies; (b) the Sub-Advisor maintained an appropriate compliance program; (c) the performance of each Fund was satisfactory or reasonable relative to the performance of funds with similar investment objectives and to relevant indices; (d) each Fund's sub-advisory fee was reasonable relative to those of similar funds and to the services to be provided by the Sub-Advisor; and (e) the Sub-Advisor's investment strategies were appropriate for pursuing the investment objectives of each Fund. Based on its conclusions, the Board determined with respect to each Fund that approval of the applicable Sub-Advisory Agreement(s) was in the interests of the Fund and its shareholders.

MANAGEMENT OF THE TRUST (UNAUDITED)
--------------------------------------------------------------------------------

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

INTERESTED TRUSTEES(1):

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       NUMBER
                                                                                                       OF FUNDS
                                                                                                       OVERSEEN
                                          TERM OF                                                      IN THE
NAME                         POSITION(S)  OFFICE(2) AND                                                TOUCHSTONE  OTHER
ADDRESS                      HELD WITH    LENGTH OF         PRINCIPAL OCCUPATION(S)                    FUND        DIRECTORSHIPS
AGE                          TRUST        TIME SERVED       DURING PAST 5 YEARS                        COMPLEX(3)  HELD(4)
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder             Trustee and  Until             Senior Vice President of The Western and   54          Director of
Touchstone Advisors, Inc     President    retirement at     Southern Life Insurance Company.                       LaRosa's (a
303 Broadway                              age 75 or until   President and a director of IFS Financial              restaurant
Cincinnati, OH                            she resigns or    Services, Inc. (a holding company). She                chain).
Year of Birth: 1955                       is removed        is a director of Capital Analysts
                                          Trustee since     Incorporated (an investment advisor and
                                          1999              broker-dealer), Integrated Investment
                                                            Services, Inc. (the Trust's
                                                            administrator, accounting and transfer
                                                            agent), IFS Fund Distributors, Inc. (a
                                                            broker-dealer), Touchstone Advisors, Inc.
                                                            (the Trust's investment advisor) and
                                                            Touchstone Securities, Inc. (the Trust's
                                                            distributor). She is also President and a
                                                            director of IFS Agency Services, Inc. (an
                                                            insurance agency), W&S Financial Group
                                                            Distributors, Inc. (an annuity
                                                            distributor) and IFS Systems, Inc. She is
                                                            Senior Vice President and a director of
                                                            W&S Brokerage Services, Inc. (a
                                                            broker-dealer). She is a director,
                                                            President and Chief Executive Officer of
                                                            Integrity Life Insurance Company and
                                                            National Integrity Life Insurance
                                                            Company. She is President of Touchstone
                                                            Tax-Free Trust, Touchstone Investment
                                                            Trust, Touchstone Variable Series Trust,
                                                            Touchstone Strategic Trust, Touchstone
                                                            Funds Group Trust and Constellation
                                                            Institutional Portfolios. She was
                                                            President of Touchstone Advisors, Inc.,
                                                            and Touchstone Securities, Inc. until
                                                            2004.
------------------------------------------------------------------------------------------------------------------------------------
John F. Barrett              Trustee      Until             Chairman of the Board, President and       54          Director of The
The Western and                           retirement at     Chief Executive Officer of The Western                 Andersons (an
Southern Life                             age 75 or until   and Southern Life Insurance Company,                   agribusiness
Insurance Company                         he resigns or is  Western- Southern Life Assurance Company               and retailing
400 Broadway                              removed           and Western & Southern Financial Group,                company);
Cincinnati, OH                            Trustee since     Inc.; Director and Chairman of Columbus                Convergys
Year of Birth: 1949                       2000              Life Insurance Company; Fort Washington                Corporation
                                                            Investment Advisors, Inc., Integrity Life              (a provider of
                                                            Insurance Company and National Integrity               business support
                                                            Life Insurance Company; Director of Eagle              systems and
                                                            Realty Group, Inc., Eagle Realty                       customer care
                                                            Investments, Inc. and Integrated                       operations)
                                                            Investment Services, Inc.; Director,                   and Fifth Third
                                                            Chairman and CEO of WestAd, Inc.;                      Bancorp.
                                                            President and Trustee of Western &
                                                            Southern Financial Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       NUMBER
                                                                                                       OF FUNDS
                                                                                                       OVERSEEN
                                          TERM OF                                                      IN THE
NAME                         POSITION(S)  OFFICE(2) AND                                                TOUCHSTONE  OTHER
ADDRESS                      HELD WITH    LENGTH OF         PRINCIPAL OCCUPATION(S)                    FUND        DIRECTORSHIPS
AGE                          TRUST        TIME SERVED       DURING PAST 5 YEARS                        COMPLEX(3)  HELD(4)
------------------------------------------------------------------------------------------------------------------------------------
Richard L. Brenan            Trustee      Until             Retired Managing Partner of KPMG LLP (a    54          Director of Wing
303 Broadway                              retirement at     certified public accounting firm);                     Eyecare
Cincinnati, OH                            age 75 or until   Director of The National Underwriter                   Companies.
Year of Birth: 1944                       he resigns or is  Company (a publisher of insurance and
                                          removed           financial service products) until 2003.
                                          Trustee since
                                          2005
------------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox               Trustee      Until             President and Chief Executive Officer of   54          Director of the
303 Broadway                              retirement at     Cox Financial Corp. (a financial services              Federal Reserve
Cincinnati, OH                            age 75 or until   company).                                              Bank of
Year of Birth: 1947                       he resigns or is                                                         Cleveland and
                                          removed                                                                  Duke Energy (a
                                          Trustee since                                                            utility
                                          1994                                                                     company);
                                                                                                                   Chairman of The
                                                                                                                   Cincinnati Bell
                                                                                                                   Telephone
                                                                                                                   Company LLC;
                                                                                                                   Director of The
                                                                                                                   Timken Company
                                                                                                                   (a manufacturer
                                                                                                                   of bearings,
                                                                                                                   alloy steels
                                                                                                                   and related
                                                                                                                   products and
                                                                                                                   services);
                                                                                                                   Director of
                                                                                                                   Diebold,
                                                                                                                   Incorporated (a
                                                                                                                   provider of
                                                                                                                   integrated
                                                                                                                   self-service
                                                                                                                   delivery and
                                                                                                                   security
                                                                                                                   systems).
------------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner             Trustee      Until             Principal of HJL Enterprises (a privately  54          None
303 Broadway                              retirement at     held investment company).
Cincinnati, OH                            age 75 or until
Year of Birth: 1938                       he resigns or is
                                          removed
                                          Trustee since
                                          1999
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann           Trustee      Until             Executive for Duro Bag Manufacturing Co.   54          Trustee of Jewish
303 Broadway                              retirement at     (a bag manufacturer); President of Shor                Hospital, Greater
Cincinnati, OH                            age 75 or until   Foundation for Epilepsy Research (a                    Cincinnati Arts &
Year of Birth: 1938                       he resigns or is  charitable foundation); Trustee of                     Education Center
                                          removed           Riverfront Funds (mutual funds) from 1999              and Cincinnati
                                          Trustee since     - 2004.                                                Arts Association
                                          2005
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       NUMBER
                                                                                                       OF FUNDS
                                                                                                       OVERSEEN
                                          TERM OF                                                      IN THE
NAME                         POSITION(S)  OFFICE(2) AND                                                TOUCHSTONE  OTHER
ADDRESS                      HELD WITH    LENGTH OF         PRINCIPAL OCCUPATION(S)                    FUND        DIRECTORSHIPS
AGE                          TRUST        TIME SERVED       DURING PAST 5 YEARS                        COMPLEX(3)  HELD(4)
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg          Trustee      Until             Retired Partner of KPMG LLP (a certified   54          Trustee of Tri-
303 Broadway                              retirement at     public accounting firm). Vice President                Health Physician
Cincinnati, OH                            age 75 or until   of St. Xavier High School.                             Enterprise
Year of Birth: 1934                       he resigns or is                                                         Corporation.
                                          removed
                                          Trustee since
                                          1994
------------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti              Trustee      Until             CEO, Chairman and Director of Avaton,      54          Director of QMed
303 Broadway                              retirement at     Inc. (a wireless entertainment company).               (a health care
Cincinnati, OH                            age 75 or until   President of Cincinnati Biomedical (a                  company).
Year of Birth: 1948                       he resigns or is  life science and economic development
                                          removed           company) from July 2003 until 2005. CEO,
                                          Trustee since     Chairman and Director of Astrum Digital
                                          2002              Information (an information monitoring
                                                            company) from 2000 until 2001; President
                                                            of Great American Life Insurance Company
                                                            from 1999 until 2000.
------------------------------------------------------------------------------------------------------------------------------------

(1) Ms. McGruder, as a director of Touchstone Advisors, Inc., the Trust's investment advisor, and Touchstone Securities, Inc., the Trust's distributor and an officer of affiliates of the advisor and distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone Advisors, Inc. and Touchstone Securities, Inc., Chairman of Fort Washington Investment Advisors, Inc., a Trust sub-advisor and an officer of other affiliates of the advisor and distributor is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3) The Touchstone Fund Complex consists of 8 series of the Trust, 5 series of Touchstone Investment Trust, 4 series of Touchstone Tax-Free Trust, 15 variable annuity series of Touchstone Variable Series Trust, 19 series of Touchstone Funds Group Trust and 3 series of Constellation Institutional Portfolios.

(4) Each Trustee is also a Trustee of Touchstone Investment Trust, Touchstone Strategic Trust, Touchstone Tax-Free Trust, Touchstone Variable Series Trust, Touchstone Funds Group Trust, and Constellation Institutional Portfolios.

--------------------------------------------------------------------------------

PRINCIPAL OFFICERS(1):

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       NUMBER
                                                                                                       OF FUNDS
                                                                                                       OVERSEEN
                                                                                                       IN THE
NAME                         POSITION(S)     OFFICE AND                                                TOUCHSTONE  OTHER
ADDRESS                      HELD WITH       LENGTH OF           PRINCIPAL OCCUPATION(S)               FUND        DIRECTORSHIPS
AGE                          TRUST           TIME SERVED         DURING PAST 5 YEARS                   COMPLEX(3)  HELD(4)
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder             President and   Until resignation,  See biography above.                  54          See biography
Touchstone                   Trustee         removal or                                                            above.
Advisors, Inc.                               disqualification
303 Broadway                                 President since
Cincinnati, OH                               2004; President
Year of Birth: 1955                          from 2000-2002
------------------------------------------------------------------------------------------------------------------------------------
Brian E. Hirsch              Vice President  Until resignation,  Senior Vice President-Compliance of   54          None
Touchstone Advisors, Inc.    and Chief       removal or          IFS Financial Services, Inc.,
303 Broadway                 Compliance      disqualification    Director of Compliance of W&S
Cincinnati, OH               Officer         Vice President      Brokerage Services, Inc.; Chief
Year of Birth: 1956                          since 2003          Compliance Officer of Puglisi & Co.
                                                                 from 2001 until 2002.
------------------------------------------------------------------------------------------------------------------------------------
James H. Grifo               Vice            Until resignation,  President of Touchstone Securities,   54          None
Touchstone Securities, Inc.  President       removal or          Inc. and Touchstone Advisors, Inc.;
303 Broadway                                 disqualification    Managing Director, Deutsche Asset
Cincinnati, OH                               Vice President      Management until 2001.
Year of Birth: 1951                          since 2004
------------------------------------------------------------------------------------------------------------------------------------
William A. Dent              Vice President  Until resignation,  Senior Vice President of Touchstone   54          None
Touchstone Advisors, Inc.                    removal or          Advisors, Inc.; Marketing Director
303 Broadway                                 disqualification    of Promontory Interfinancial Network
Cincinnati, OH                               Vice President      from 2002-2003; Senior Vice
Year of Birth: 1963                          since 2004          President of McDonald Investments
                                                                 from 1998 - 2001.
------------------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft         Controller and  Until resignation,  Senior Vice President, Chief          54          None
Touchstone                   Treasurer       removal or          Financial Officer and Treasurer of
Advisors, Inc.                               disqualification    Integrated Investment Services,
303 Broadway                                 Controller since    Inc., IFS Fund Distributors, Inc.
Cincinnati, OH                               2000                and W&S Brokerage Services, Inc.;
Year of Birth: 1962                          Treasurer since     Chief Financial Officer of IFS
                                             2003                Financial Services, Inc., Touchstone
                                                                 Advisors, Inc. and Touchstone
                                                                 Securities, Inc. and Assistant
                                                                 Treasurer of Fort Washington
                                                                 Investment Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Jay S. Fitton                Secretary       Until resignation,  Director and Senior Counsel of        54          None
Integrated Investment                        removal or          Integrated Investment Services, Inc.
Services, Inc.                               disqualification    and IFS Fund Distributors, Inc.
303 Broadway                                 Secretary since
Cincinnati, OH                               2006
Year of Birth: 1970
------------------------------------------------------------------------------------------------------------------------------------

(1) Each officer also holds the same office with Touchstone Investment Trust, Touchstone Variable Series Trust, Touchstone Tax-Free Trust, Touchstone Funds Group Trust and Constellation Institutional Portfolios.

(2) The Touchstone Fund Complex consists of 8 series of the Trust, 5 series of Touchstone Investment Trust,15 series of Touchstone Variable Series Trust, 4 series of Touchstone Tax-Free Trust, 19 series of Touchstone Funds Group Trust and 3 series of Constellation Institutional Portfolios.

                       This page intentionally left blank.

TOUCHSTONE INVESTMENTS

DISTRIBUTOR
Touchstone Securities, Inc.
303 Broadway
Cincinnati, Ohio 45202-4203
800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.
303 Broadway
Cincinnati, Ohio 45202-4203

TRANSFER AGENT
Integrated Investment Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
800.543.0407

Touchstone Securities, Inc. and Touchstone Advisors, Inc. are members of Western & Southern Financial Group(R)

--------------------------------------------------------------------------------

[LOGO] TOUCHSTONE
       INVESTMENTS

       303 Broadway, Suite 1100
       Cincinnati, OH 45202-4203

ITEM 2.  CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Robert Stautberg is the registrant's audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. Audit fees totaled approximately $102,400 for the March 31, 2007 fiscal year and approximately $92,700 for the March 31, 2006 fiscal year, including fees associated with the annual audit and filings of the registrant's Form N-1A and Form N-SAR.

(b) Audit-Related Fees. Audit-Related fees totaled $114,900 for the March 31, 2007 fiscal year and $113,200 for the March 31, 2006 fiscal year and consisted of the SAS 70 internal control reviews of the registrant's fund accountant and transfer agent.

(c) Tax Fees. Tax fees totaled approximately $33,200 for the March 31, 2007 fiscal year and approximately $20,700 for the March 31, 2006 fiscal year and consisted of fees for tax compliance services and tax consultation services.

(d) All Other Fees. There were no other fees for the March 31, 2007 or March 31, 2006 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies. The Audit Committee's pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services," assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence and permissible non-audit services classified as "all other services" that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser (excluding sub-advisors) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were approximately $260,900 for the fiscal year ended March 31, 2007 and $217,800 for the fiscal year ended March 31, 2006.

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Phillip R. Cox, Chairman of the Governance Committee, c/o Touchstone, 303 Broadway, Suite 1100, Cincinnati, OH 45202. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) The Code of Ethics for Senior Financial Officers was filed on March 9, 2004 with registrant's N-CSR for the Large Cap Growth Fund and is hereby incorporated by reference.
(a)(2) Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith. (b) Certification required by Item 11(b) of Form N-CSR is filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone Strategic Trust

By (Signature and Title)

  /s/ Jill T. McGruder
--------------------------------------------------------------------------------
Jill T. McGruder
President

Date:  June 1, 2007

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

  /s/ Jill T. McGruder
--------------------------------------------------------------------------------
Jill T. McGruder
President

Date:  June 1, 2007

  /s/ Terrie A. Wiedenheft
--------------------------------------------------------------------------------
Terrie A. Wiedenheft
Controller & Treasurer

Date:  June 1, 2007